As filed with the Securities and Exchange Commission on April 12, 2019

Registration Nos. 333-44956
and 811-10097

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	X

Pre-Effective Amendment No.

Post-Effective Amendment No. 25	X

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	X

Amendment No. 41	X

AMERICAN FAMILY VARIABLE ACCOUNT I
(Exact Name of Registrant)

AMERICAN FAMILY LIFE INSURANCE COMPANY
(Name of Depositor)

6000 American Parkway, Madison, Wisconsin 53783-0001
(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number, including Area Code: 1-800-MY AMFAM (1-800-692-6326)

Jacqueline L. Wheeler, Esq.
American Family Life Insurance Company
6000 American Parkway, Madison, Wisconsin 53783-0001
(Name and Address of Agent for Service)

Copy to:
Thomas E. Bisset
Eversheds Sutherland (US) LLP
700 Sixth Street, NW, Suite 700, Washington, DC 20001-3980

It is proposed that this filing will become effective:
immediately upon filing pursuant to paragraph (b) of Rule 485
X	on May 1, 2019 pursuant to paragraph (b) of Rule 485
60 days after filing pursuant to paragraph (a)(1) of Rule 485 on (date) pursuant to paragraph (a)(1) of Rule 485

Title of Securities Being Registered: Flexible Premium Variable Universal Life Insurance Policies

Variable Universal Life Insurance Prospectus	May 1, 2019

Variable Universal Life Insurance Policy
Series I
issued by
American Family Variable Account I
and
American Family Life Insurance Company
administered by
Kansas City Life Insurance Company
Administrative Service Center
P.O. Box 219409
Kansas City, Missouri 64121-9409
Telephone: 1-877-781-3520
This prospectus describes a variable universal life insurance policy (“Policy”) issued by American Family Life Insurance Company (“AFLIC” or the “Company”). The Policy is a long-term investment designed to provide significant life insurance benefits. This prospectus provides basic information about the Policy. The Policy is not available to new purchasers.
The prospectus is not the Policy. We will issue you a Policy, which is a separate document from the prospectus. There may be differences between the description of the Policy contained in this prospectus and the Policy issued to you due to differences in state law. Please consult your Policy (and the riders attached to your Policy) for the provisions that apply in your state.
You should consider the Policy in conjunction with other insurance you own. Replacing your existing life insurance with this Policy may not be to your advantage. In addition, it may not be to your advantage to finance the purchase or maintenance of this Policy through a loan or through withdrawals from another policy. Please consult your registered representative or financial adviser.
You can allocate your Policy’s values to:
•	one or more Subaccounts of American Family Variable Account I (the “Variable Account”), each of which invests exclusively in one or more of the Portfolios listed on this page; or
•	the Fixed Account, which credits a specific rate of interest.
Please note that the Policy and the Portfolios:
•	are not guaranteed to achieve their goals;
•	are not federally insured;
•	are not endorsed by any bank or government agency; and
•	are subject to risks, including loss of the amount invested.
The following Portfolios are available:
Fidelity® Variable Insurance Products Fund
Fidelity® VIP ContrafundSM Portfolio (Service Class 2)
Fidelity® VIP Equity Income PortfolioSM (Service Class 2)
Fidelity® VIP Government Money Market Portfolio (Initial Class)
Fidelity® VIP Growth & Income Portfolio (Service Class 2)
Fidelity® VIP Investment Grade Bond Portfolio (Service Class)
Fidelity® VIP Mid Cap Portfolio (Initial Class)
Vanguard® Variable Insurance Fund
Vanguard VIF Capital Growth Portfolio
Vanguard VIF International Portfolio
Vanguard VIF Money Market Portfolio
Vanguard VIF Small Company Growth Portfolio
Vanguard is a trademark of The Vanguard Group, Inc.
For information regarding Portfolio fees and expenses, see “Fee Tables – Annual Portfolio Operating Expenses.”
The Securities and Exchange Commission (“SEC”) Has Not Approved or Disapproved the Policy or Determined That This Prospectus Is Accurate or Complete. Any Representation to the Contrary Is a Criminal Offense.
Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the shareholder reports for the Portfolios available under your Policy will no longer be sent by mail, unless you specifically request paper copies of the reports from the Company. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
You may elect to receive all future reports in paper free of charge. You can inform Us that you wish to continue receiving paper copies of your shareholder reports by calling Our Administrative Service Center. Your election to receive reports in paper will apply to all Portfolios available under your Policy.

Policy Benefits/Risk Summary
The Policy is a flexible premium variable universal life insurance policy that provides life insurance protection in the event of the death of the Insured. The insurance proceeds payable to the Beneficiary may vary and your Cash Value under the Policy will vary based on the investment performance of the Subaccounts you choose and interest credited in the Fixed Account. You may make partial surrenders and loans from your Cash Value under the Policy subject to certain conditions described in this prospectus. You may surrender the Policy at any time. We do not guarantee any minimum Cash Value or Surrender Value. You could lose some or all of your money. This Policy is not available to new purchasers.
This summary describes the Policy’s important benefits and risks and corresponds to prospectus sections that discuss the topics in more detail. The glossary at the end of the prospectus defines certain words and phrases used in this prospectus.
Policy Benefits
Premiums
•
Flexibility of Premiums: After you pay the initial premium, you can pay additional premiums at any time (prior to the Maturity Date) and in any amount (but not less than $100 for additional premium payments). You can select a premium payment plan to pay planned premiums quarterly, semiannually, or annually. You are not required to pay premiums according to the plan.

•
Cancellation Privilege: When you receive your Policy, the free-look period begins. You may return your Policy during this period and receive a refund. We will refund the greater of premium payments made or the Cash Value on the date We receive the Policy plus the amount of any premium charges and any Monthly Deductions.

The Policy
•
Ownership Rights: While the Primary Insured is living, you may exercise all of the rights and options described in the Policy, subject to the rights of any assignee or irrevocable beneficiary. These rights include designating the Beneficiary, changing the Owner, and assigning Policy rights.

•
Variable Account: You may direct the money in your Policy to any of the Subaccounts of the Variable Account. Each Subaccount invests exclusively in one of the Portfolios listed on page 1 of this prospectus.

•	Fixed Account: You may place money in the Fixed Account where it earns at least 3% annual interest. We may declare higher rates of interest, but are not obligated to do so.
•
Cash Value: Cash Value is the sum of your amounts in the Subaccounts and the Fixed Account. Cash Value varies from day to day, depending on the investment performance of the Subaccounts you choose, interest We credit to the Fixed Account, charges We deduct, and any other transactions (e.g., transfers, partial surrenders, and loans). We do not guarantee a minimum Cash Value.

Death Benefit
•
Insurance Proceeds: We pay insurance proceeds to the Beneficiary upon due proof of death of the Insured. The insurance proceeds equal the death benefit and any additional insurance provided by Rider less any indebtedness, any unpaid Monthly Deductions, and, for Option 1 only, any partial surrenders (including any partial surrender charge and partial surrender processing fee) within two years of the Primary Insured’s death.

•
Death Benefit Option 1 and Option 2: You may choose between two death benefit options under the Policy. You may change death benefit options while the Policy is in force. We calculate the amount available under each death benefit option monthly and on the date of the Primary Insured’s death.

•	Death Benefit Option 1 is equal to the greater of:
•	the Specified Amount on the date of the Primary Insured’s death; or
•	the Cash Value multiplied by the applicable Cash Value Percentage listed under “Death Benefit – Death Benefit Options.”
•	Death Benefit Option 2 is equal to the greater of:
•	the Specified Amount plus the Cash Value on the date of the Primary Insured’s death; or
•	the Cash Value multiplied by the applicable Cash Value Percentage.
•
Changing Death Benefit Options and Specified Amount: You may change death benefit options at any time while the Policy is in force and We will not assess a charge for changing death benefit options. However, changing from Option 1 to Option 2 may increase your cost of insurance charge and therefore the Monthly Deduction. In addition, you select the Specified Amount when you apply for the Policy. After the first Policy Year you may increase and, after the second Policy Year, may decrease the Specified Amount subject to certain conditions. Changing the death benefit option or Specified Amount may have tax consequences.

•
Accelerated Death Benefit: Under the Accelerated Death Benefit Rider, you may receive accelerated payment of part of the death benefit if the Primary Insured develops a terminal illness. The Federal income tax consequences associated with adding the Accelerated Death Benefit Rider or receiving the accelerated death benefit are uncertain. Receipt of the accelerated death benefit could affect your eligibility to receive a government sponsored benefit (e.g., Medicare and Medicaid benefits). You should consult a tax adviser before adding this rider to your Policy or requesting an accelerated death benefit.

Supplemental Benefits and Riders
We offer eight Riders that provide supplemental benefits under the Policy: the Accelerated Death Benefit Rider, Accidental Death Benefit Rider, Additional Insured Rider, Children’s Insurance Rider, Guaranteed Purchase Option Benefit Rider, Guaranteed Minimum Death Benefit Rider, Waiver of Monthly Deductions Rider, and Waiver of Specified Premium Rider. We deduct monthly charges for the Accidental Death Benefit, Additional Insured, Children’s Insurance, Guaranteed Purchase Option Benefit, Guaranteed Minimum Death Benefit, Waiver of Monthly Deductions, and Waiver of Specified Premium Riders. There is no charge for the Accelerated Death Benefit Rider. These Riders may not be available in all states. Please contact Us for further details.
Surrenders and Partial Surrenders
•
Surrender: At any time while the Policy is in force, you may make a written request to surrender your Policy and receive the Surrender Value. A surrender charge applies if you surrender the Policy during the first 14 Policy Years or within 14 years after an increase in Specified Amount. A surrender may have tax consequences.

•
Partial Surrenders: After the first Policy Year, you may make a written request to withdraw part of the Surrender Value, subject to a $250 minimum and other conditions described in this prospectus. Partial surrenders may have tax consequences and increase the risk that your Policy will lapse.

Transfers
You may make twelve transfers of Cash Value among the Subaccounts and the Fixed Account in each Policy Year without charge subject to certain conditions described in this prospectus. We will assess a $25 charge for each transfer after the twelfth transfer in a Policy Year. You may only make one transfer out of the Fixed Account in a Policy Year. (For Oregon Policies only: Each transfer after the twelfth transfer in a Policy Year is subject to Our approval.)
Loans
•
You may take a loan from your Policy. You may take a Preferred Loan, up to the amount your Surrender Value exceeds premiums paid, at any time. You may also take a Non-Preferred Loan at any time. The maximum loan amount you may take is 90% of the Surrender Value.

•
We charge you a maximum annual interest rate of 8.00% on your loan. We credit interest on loan amounts in the Loan Account and We guarantee that the annual earned interest rate will not be lower than 8% for Preferred Loans and 6% for Non-Preferred Loans. Loans may have tax consequences.

•	Loans reduce the Surrender Value and death benefit and increase the risk that your Policy will lapse.
Settlement Options
There are several ways of receiving proceeds under the death benefit and surrender provisions of the Policy, other than in a lump sum. More detailed information concerning these settlement options is included in the “Death Benefit” section of this prospectus.
Tax Benefits
Generally, under Federal tax law, the death benefit payable under a qualifying life insurance policy is excludable from the gross income of the beneficiary, and the owner would not be deemed to be in constructive receipt of the cash value of the policy until there is a distribution. This means that under a qualifying life insurance policy, cash value builds up on a tax deferred basis and transfers of cash value among the available investment options under the policy may be made tax free. This Policy is designed to afford the tax treatment normally accorded life insurance contracts under Federal tax law; however, there is some uncertainty about the application of the Federal tax law to a Policy issued on a substandard basis.

Policy Risks
The following are some of the risks associated with the Policy.
Investment Risk
If you invest your Cash Value in one or more Subaccounts, then you will be subject to the risk that the investment performance of the Subaccounts will be unfavorable and that, due both to the unfavorable performance and the resulting higher insurance charges, the Cash Value will decrease. You could lose everything you invest. You will also be subject to the risk that the investment performance of the Subaccounts you choose may be less favorable than that of other Subaccounts, and in order to keep the Policy in force you may be required to pay more premiums than originally planned.
If you allocate net premiums to the Fixed Account, then We credit your Cash Value (in the Fixed Account) with a declared rate of interest, but you assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 3%.

Risk of Lapse
If your Cash Value is not enough to pay the Monthly Deduction and other charges, your Policy may enter a 61-day grace period. We will notify you that the Policy will lapse (terminate without value) at the end of a grace period unless you make a sufficient payment. Your Policy may also lapse if your indebtedness reduces the Surrender Value to zero. Your Policy generally will not lapse: (1) during the first five Policy years, if you pay premiums (less any indebtedness and partial surrenders) equal to or in excess of the cumulative Minimum Premium (there is no such guarantee for any increase in Specified Amount); (2) if you purchase a Guaranteed Minimum Death Benefit Rider and meet certain conditions; or (3) if you make a payment equal to the outstanding Minimum Premium due and any loan interest due before the end of the grace period. You may reinstate a lapsed Policy, subject to certain conditions. Policy loans and partial surrenders increase the risk that your Policy will lapse.

Tax Risks
We anticipate that the Policy should generally be deemed a life insurance contract under Federal tax law. However, due to limited guidance under the Federal tax law, there is some uncertainty about the application of the Federal tax law to Policies issued on a substandard basis, particularly if you pay the full amount of premiums permitted under a Policy. In addition, if you elect the accelerated death benefit, the tax consequences associated with continuing the Policy after a distribution is made are unclear. Assuming that a Policy qualifies as a life insurance contract for Federal income tax purposes, you should not be deemed to be in constructive receipt of Cash Value under a Policy until there is a distribution from the Policy. Moreover, Insurance Proceeds payable under a Policy generally should be excludable from the gross income of the Beneficiary, but may be subject to estate taxes. As a result, the Beneficiary generally should not be taxed on these proceeds.
Depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract (“MEC”) under the Federal tax laws. If a Policy is treated as a MEC, then surrenders, partial surrenders, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial surrenders, and loans taken before you reach age 59 ½. If the Policy is not a MEC, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans generally will not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.
See “Federal Tax Considerations.” You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

Surrender Risks
The surrender charge under the Policy applies for the first 14 Policy Years (as well as during the first 14 Policy Years following an increase in Specified Amount) in the event you surrender all or a portion of the Policy or the Policy lapses. It is possible that you will receive no Surrender Value if you surrender your Policy in the first few Policy Years. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of your Policy in the near future. We designed the Policy to meet long-term financial goals. The Policy is not suitable as a short-term investment.
While partial surrenders are available to you after the first Policy Year, your partial surrenders may not lower the Surrender Value below 10% of its value. Partial surrenders are assessed a charge in proportion to the charge that would apply to a full surrender as well as a processing charge of 2% of the amount surrendered not to exceed $25.
A partial surrender or surrender may have tax consequences.

Loan Risks
A Policy loan, whether or not repaid, will affect your Policy’s Cash Value over time because We subtract the amount of the loan from the Subaccounts and/or Fixed Account as collateral and this loan collateral does not participate in the investment performance of the Subaccounts or receive any higher interest rate credited to the Fixed Account.
We reduce the amount We pay on the Primary Insured’s death by the loan balance. Your Policy may lapse (terminate without value) if your indebtedness reduces the Surrender Value to zero. If you surrender the Policy or allow it to lapse while a Policy loan is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be added to any amount you receive and taxed accordingly.
A loan may have tax consequences.

Risk of An Increase in Current Fees and Expenses
Certain fees and expenses are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.

Portfolio Risks
A comprehensive discussion of the risks of each Portfolio may be found in each Portfolio’s prospectus. Please refer to the Portfolios’ prospectuses for more information. There is no assurance that any Portfolio will achieve its stated investment objective.

Fee Tables
The following tables describe the fees and expenses that are payable when buying, owning, and surrendering the Policy.
The first table describes the fees and expenses that are payable at the time that you buy the Policy, surrender the Policy, or transfer Cash Value between the Subaccounts and the Fixed Account.
Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
		Maximum Guaranteed Charge	Current Charge
Premium Charge	Upon each premium payment	7.5% of premium up to Target Premium[1] and 3.5% of Premium in excess of Target Premium for a Policy Year	7.5% of premium up to Target Premium and 3.5% of Premium in excess of Target Premium for a Policy Year
Partial Surrender Charge[2]	Upon partial surrender within the first fourteen Policy Years, or within the first fourteen years of an increase in the Specified Amount	Deduction from Cash Value in proportion to the charge that applies upon full surrender[2]	Deduction from Cash Value in proportion to the charge that applies upon full surrender
Partial Surrender Processing Fee	Upon partial surrender	2% of the amount surrendered, not to exceed $25	2% of the amount surrendered, not to exceed $25
Surrender Charge[3]
Minimum Charge[4]	Upon Policy lapse or full surrender of the Policy within the first fourteen Policy Years, or within the first fourteen years of an increase in the Specified Amount	$0.19 per $1,000 of the Specified Amount or the Specified Amount increase	$0.19 per $1,000 of the Specified Amount or the Specified Amount increase
Maximum Charge[5]	Upon Policy lapse or full surrender of the Policy within the first fourteen Policy Years, or within the first fourteen years of an increase in the Specified Amount	$42 per $1,000 of the Specified Amount or the Specified Amount increase	$42 per $1,000 of the Specified Amount or the Specified Amount increase
Charge for Insured with Issue Age 30 in Male, Non-Smoker underwriting class for first Policy Year	Upon Policy lapse or full surrender of the Policy within the first fourteen Policy Years, or within the first fourteen years of an increase in the Specified Amount	$6.86 per $1,000 of the Specified Amount or the Specified Amount increase	$6.86 per $1,000 of the Specified Amount or the Specified Amount increase
Transfer Charge	Upon transfer	First twelve transfers in Policy Year are free; $25 for each additional transfer	First twelve transfers in Policy Year are free; $25 for each additional transfer
Illustration Fee	Upon each request for an illustration after receipt of first illustration in Policy Year	First illustration in Policy Year is free; $25 for each additional illustration	None[6]
[1]
The Target Premium is a hypothetical annual premium, which is based on the Specified Amount and the Insured’s age and underwriting class. The maximum Target Premium for a Policy is $123 per $1,000 of Specified Amount. This figure assumes the Insured has the following characteristics: Male, age 80, Smoker. The Target Premium for your Policy is shown on the Schedule Page of the Policy. The Premium Charge is 7.5% of premiums paid, up to the Target Premium in Policy Years 1-10 and 5.5% of premiums paid, up to the Target Premium, in all Policy Years thereafter. For all Policy Years, there is a 3.5% Premium Charge on all premium payments in excess of the Target Premium.

[2]
When calculating the partial surrender charge, We prorate the amount of the surrender charge that would otherwise apply if you fully surrendered the Policy at the time of partial surrender by the ratio of the Cash Value subject to the partial surrender divided by the entire Surrender Value under the Policy. For example, if you requested to partially surrender $10,000 of your Cash Value in the third Policy Year and the Surrender Value of the Policy was $100,000, We would multiply the surrender charge that would otherwise apply at that time if you fully surrendered the Policy by 10% ($10,000 divided by $100,000) to determine the partial surrender charge.

[3]
The Surrender Charge equals a charge per $1,000 of the Specified Amount, and varies based on the Insured’s Issue Age, underwriting class, gender, death benefit option and Policy Year. The surrender charge shown in the table may not be representative of the charges you will pay. Your Policy’s schedule page indicates the surrender charge applicable to your Policy. More detailed information concerning your surrender charge is available upon request at Our Administrative Service Center. This charge may only be assessed during the first fourteen Policy Years, and during the first fourteen Policy Years following an increase in the Specified Amount, to the extent of the increase.

[4]	The minimum surrender charge assumes that the Policy is in the 14th Policy Year, and that the Insured has the following characteristics: Female, Issue Age 1, Non-Smoker.
[5]	The maximum surrender charge assumes that the Policy is in the first Policy Year, and that the Insured has the following characteristics: Male, Issue Age 80, Smoker.
[6]
We currently do not assess a charge for providing an illustration of Policy values. We reserve the right to charge a reasonable fee for this service to persons who request more than one Policy illustration during a Policy Year.

The next table describes the fees and expenses that you will pay periodically during the time that you own your Policy, not including Portfolio fees and expenses.
Periodic Charges (other than Portfolio fees and expenses)
Charge	When Charge is Deducted	Amount Deducted
		Maximum Guaranteed Charge	Current Charge
Mortality and Expense Risk Charge	Daily	0.90% of the average annual net assets of each Subaccount you are invested in for each Policy Year	0.90% of the average annual net assets of each Subaccount you are invested in for Policy Years 1-10 and 0.45% thereafter
Cost of Insurance Charge[7]
Minimum Charge[8]	Monthly	$0.06 per $1,000 of net amount at risk[9]	$0.06 per $1,000 of net amount at risk
Maximum Charge[10]	Monthly	$24.85 per $1,000 of net amount at risk	$23.21 per $1,000 of net amount at risk
Charge for Insured with Attained Age 30 in Male, Non-Smoker underwriting class with Specified Amount of $125,000 for first Policy Year	Monthly	$0.12 per $1,000 of net amount at risk	$0.10 per $1,000 of net amount at risk
Policy Fee	Monthly	$11.50 each month[11]	$11.50 each month[11]
Loan Interest Spread[12]	At the end of each Policy Year until the loan is repaid in full[13]	2% (effective annual rate)	2% (effective annual rate)
[7]
The cost of insurance charge will vary based on the Primary Insured’s issue age, underwriting class, duration of the Policy, and Specified Amount. The cost of insurance charges shown in the table may not be typical of the charges you will pay. The schedule page of your Policy will indicate the guaranteed cost of insurance charge applicable to your Policy, and more detailed information concerning your cost of insurance charge is available on request from Our Administrative Service Center. Also, before you purchase the Policy, We will provide you with hypothetical illustrations of Policy values based upon the Primary Insured’s issue age and underwriting class, death benefit option, Specified Amount, planned periodic premiums, and riders requested.

[8]	The minimum cost of insurance charge assumes that the Insured has the following characteristics: Female, Issue Age 10, Non-Smoker.
[9]
The net amount at risk is equal to the Specified Amount of coverage minus the Policy’s Cash Value for a Policy with Death Benefit Option 1 in effect. For a Policy with Death Benefit Option 2 in effect, the net amount at risk is equal to the Specified Amount of coverage.

[10]	The maximum cost of insurance charge assumes that the Insured has the following characteristics: Male, Attained Age 94, Smoker.
[11]
Each month We deduct a policy fee of $6.00 for Specified Amounts $100,000 or greater and $9.00 for Specified Amounts less than $100,000. There is an extra $2.50 per month charge in the first five Policy Years.

[12]
The Loan Interest Spread charge is the difference between the amount of interest We charge you for a loan (currently, an effective annual rate of 8% and guaranteed not to exceed an effective annual rate of 8%) and the amount of interest We credit to the amount held in the Loan Account to secure your Policy loans (currently, an effective annual rate of 8% for Preferred Loans and an effective annual rate of 6% for Non-Preferred Loans). We guarantee that the interest We credit to the amount in the Loan Account will be at least equal to an effective annual rate of 8% for Preferred Loans and an effective annual rate of

6% for Non-Preferred Loans. The guaranteed charge of 2% (effective annual rate) shown above represents the Loan Interest Spread for a Non-Preferred Loan. The guaranteed charge for a Preferred Loan would be 0% (effective annual rate).

[13]	You may pay interest owed on Policy loans at any time while the Primary Insured is alive and the Policy is in force.
Periodic Charges (other than Portfolio fees and expenses)
Charge for Riders[14]	When Charge is Deducted	Amount Deducted
		Maximum Guaranteed Charge	Current Charge
Accelerated Death Benefit Interest Charge	Upon payment of insurance proceeds
Lower of A or B. Where A is the greater of (1) the current yield on a 90 day treasury bill or (2) the maximum statutory adjustable policy loan interest rate, and B is the current Policy Loan interest rate
4.28% (effective annual rate)[15] (subject to change monthly) of the accelerated death benefit payment
Accidental Death Benefit	Monthly	$0.09 per $1,000 of accidental death benefit insurance coverage	$0.09 per $1,000 of accidental death benefit insurance coverage
Additional Insured Rider
Minimum[16]	Monthly	$0.08 per $1,000 of additional insured rider amount[17] and $0.02 per $1,000 of Specified Amount under the rider for the first ten years of coverage	$0.04 per $1,000 of additional insured rider amount[17] and $0.02 per $1,000 of Specified Amount under the rider for the first ten years of coverage
Maximum[18]	Monthly	$2.76 per $1,000 of additional insured rider amount[17] and $0.02 per $1,000 of Specified Amount under the rider for the first ten years of coverage	$2.28 per $1,000 of additional insured rider amount[17] and $0.02 per $1,000 of Specified Amount under the rider for the first ten years of coverage
Charge for Insured with Attained Age 35 in Male, Non-Smoker underwriting class	Monthly	$0.14 per $1,000 of additional insured rider amount[17] and $0.02 per $1,000 of Specified Amount under the rider for the first ten years of coverage	$0.12 per $1,000 of additional insured rider amount[17] and $0.02 per $1,000 of Specified Amount under the rider for the first ten years of coverage
Children’s Insurance	Monthly	$6 for all insured children together	$5 for all insured children together
Guaranteed Purchase Option Benefit
Minimum[19]	Monthly	$0.05 per $1,000 of guaranteed insurance coverage	$0.05 per $1,000 of guaranteed insurance coverage
Maximum[20]	Monthly	$0.15 per $1,000 of guaranteed insurance coverage	$0.15 per $1,000 of guaranteed insurance coverage
Charge for Insured with Attained Age 10	Monthly	$0.05 per $1,000 of guaranteed insurance coverage	$0.05 per $1,000 of guaranteed insurance coverage
Guaranteed Minimum Death Benefit	Monthly	$0.01 per every $1,000 of Specified Amount	$0.01 per every $1,000 of Specified Amount
Waiver of Monthly Deductions
Minimum[21]	Monthly	$0.04 per $1 of the monthly cost of insurance charge	$0.04 per $1 of the monthly cost of insurance charge
Maximum[22]	Monthly	$0.30 per $1 of the monthly cost of insurance charge	$0.30 per $1 of the monthly cost of insurance charge
Charge for Insured with Attained Age 30	Monthly	$0.09 per $1 of the monthly cost of insurance charge	$0.09 per $1 of the monthly cost of insurance charge

Periodic Charges (other than Portfolio fees and expenses)
Charge for Riders[14]	When Charge is Deducted	Amount Deducted
		Maximum Guaranteed Charge	Current Charge
Waiver of Specified Premium Rider
Minimum[23]	Monthly	$0.03 per $1 of the monthly specified premium amount	$0.03 per $1 of the monthly specified premium amount
Maximum[24]	Monthly	$0.19 per $1 of the monthly specified premium amount	$0.19 per $1 of the monthly specified premium amount
Charge for Insured with Attained Age 30	Monthly	$0.03 per $1 of the monthly specified premium amount	$0.03 per $1 of the monthly specified premium amount
[14]
The charge for the Additional Insured Rider varies based on the Insured’s Attained Age, underwriting class and gender. Charges for the Guaranteed Purchase Option Benefit Rider, the Waiver of Monthly Deductions Rider, and the Waiver of Specified Premium Rider vary based on the Insured’s Attained Age. The charges shown in the table may not be typical of the charges you will pay. More detailed information regarding these rider charges is available upon request from Our Administrative Service Center.

[15]
The accelerated death benefit interest rate may vary on a daily basis. Before you elect an accelerated death benefit payment, We can estimate the interest rate that would apply to the amount of the accelerated payment.

[16]	The minimum Additional Insured Rider charge assumes that the Insured has the following characteristics: Female, Attained Age 18, Select.
[17]	The additional insured rider amount is the Specified Amount of coverage provided under the Additional Insured Rider.
[18]	The maximum Additional Insured Rider charge assumes that the Insured has the following characteristics: Male, Attained Age 64, Smoker.
[19]	The minimum Guaranteed Purchase Option Benefit charge assumes that the Insured has an Attained Age 0.
[20]	The maximum Guaranteed Purchase Option Benefit charge assumes that the Insured has an Attained Age 39.
[21]	The minimum Waiver of Monthly Deductions charge assumes that the Insured has the following characteristics: Male or Female, Attained Age 0.
[22]	The maximum Waiver of Monthly Deductions charge assumes that the Insured has the following characteristics: Male or Female, Attained Age 59.
[23]	The minimum Waiver of Specified Premium Rider charge assumes that the Insured has the following characteristics: Male or Female, Attained Age 0.
[24]	The maximum Waiver of Specified Premium Rider charge assumes that the Insured has the following characteristics: Male or Female, Attained Age 59.
The next table describes the Portfolio fees and expenses that you will pay periodically during the time that you own the Policy. The table shows the minimum and maximum fees and expenses charged by any of the Portfolios for the fiscal year ended December 31, 2018. More detail concerning each Portfolio’s fees and expenses is contained in the prospectus for each Portfolio.
Annual Portfolio Operating Expenses25
	Minimum	Maximum
Total Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets include management fees, distribution [and/or service] (12b-1) fees, and other expenses)	0.15%	0.87%
[25]	Some Portfolios may impose a redemption fee of up to 2% of the amount withdrawn to deter frequent trading activity.

The next table describes the annual Portfolio operating expenses for each of the Portfolios available under the Policy. The table shows the fees and expenses charged by each Portfolio for the fiscal year ended December 31, 2018.
Portfolio	Advisory Fee	12b-1/ Service Fee	Other Expenses	Acquired Fund Fees and Expenses	Total Expenses
Fidelity® Variable Insurance Products Fund
Fidelity® VIP ContrafundSM Portfolio (Service Class 2)	0.54%	0.25%	0.08%	N/A	0.87%
Fidelity® VIP Equity Income PortfolioSM (Service Class 2)	0.44%	0.25%	0.09%	N/A	0.78%
Fidelity® VIP Government Money Market Portfolio (Initial Class)	0.18%	N/A	0.08%	N/A	0.26%
Fidelity® VIP Growth & Income Portfolio (Service Class 2)	0.44%	0.25%	0.11%	N/A	0.80%
Fidelity® VIP Investment Grade Bond Portfolio (Service Class)	0.31%	0.10%	0.09%	N/A	0.50%
Fidelity® VIP Mid Cap Portfolio (Initial Class)	0.54%	N/A	0.08%	N/A	0.62%
Vanguard® Variable Insurance Fund
Vanguard VIF Capital Growth Portfolio	0.32%	N/A	0.02%	N/A	0.34%
Vanguard VIF International Portfolio	0.34%	N/A	0.03%	N/A	0.37%
Vanguard VIF Money Market Portfolio	0.12%	N/A	0.03%	N/A	0.15%
Vanguard VIF Small Company Growth Portfolio	0.30%	N/A	0.02%	N/A	0.32%

The Policy
Purchasing a Policy
To have purchased a Policy, you must have submitted a completed application and an initial premium payment to Us at Our Home Office. You must have sent the application and initial premium payment to Us through any licensed life insurance agent who was appointed by AFLIC and who was also a registered representative of American Family Securities, LLC. The Policy is not available to new purchasers.
The minimum Specified Amount for issue ages 0-17, Nonsmoker underwriting class only, is $100,000. The minimum Specified Amount for issue ages 18-80 in all the underwriting classes is as follows: Select: $150,000; Preferred: $100,000; Nonsmoker: $50,000; and Regular: $50,000.
Generally, the Policy is available for Insureds between issue ages 0-80. We reserve the right to modify Our minimum Specified Amount and underwriting requirements at any time. We must receive evidence of insurability that satisfies Our underwriting standards before We will issue a Policy. We reserve the right to reject an application for any reason permitted by law.
Although We do not anticipate delays in Our receipt and processing of applications or premium payments, We may experience such delays to the extent registered representatives fail to forward applications and premium payments to Our Administrative Service Center on a timely basis. Such delays could result in delays in the issuance of Policies and the allocation of premium payments under existing Policies.
When Insurance Coverage Takes Effect
Generally, We will issue a Policy if We determine that the Primary Insured meets Our underwriting requirements and We accept the Policy application. This is known as the Issue Date. Any insurance We issue under a Policy becomes effective on the Issue Date for the Policy if applicable requirements have been satisfied. We may allow insurance coverage sooner than the Issue Date only as We specify in a conditional receipt or temporary insurance agreement that accompanies your application, subject to Our underwriting rules and Policy conditions. You may call or write Us at Our Administrative Service Center to obtain more information. We will direct initial premium payments designated for the variable subaccounts on the Issue Date to the Money Market Subaccount (Vanguard VIF Money Market Subaccount); premiums designated for the Fixed Account will be directed to that account.
Canceling a Policy (Free-look Right)
Initial Free-look. You may cancel a Policy during the free-look period by providing written notice of cancellation or returning the Policy to Us at Our Administrative Service Center. The free-look period begins when you receive the Policy and generally expires at the end of the 30th day after you receive the Policy. This period will be longer if required by state law. If you decide to cancel the Policy during the free-look period, We will treat the Policy as if We never issued it. Within seven days after We receive the returned Policy, We will refund an amount equal to the greater of premium payments made or the sum of:
1.	the Cash Value as of the date We receive the returned Policy, plus
2.	any premium charges deducted, plus
3.	any Monthly Deductions charged against Cash Value; less
4.	any policy loans or partial surrenders.
Ownership Rights
The Policy belongs to the Owner named in the application. While the Primary Insured is living, the Owner may exercise all of the rights and options described in the Policy. The Owner is the Primary Insured unless the application specifies a different person as the Primary Insured or the Owner is changed thereafter. If the Owner is not the Primary Insured and dies before the Primary Insured, ownership of the Policy will pass to the Owner’s estate, unless a contingent Owner has been designated or unless otherwise provided by policy endorsement. To the extent permitted by law, Policy benefits are not subject to any legal process for the payment of any claim against the payee, and no right or benefit will be subject to claims of creditors (except as may be provided by assignment).
Modifying the Policy
Any modification or waiver of Our rights or requirements under the Policy must be in writing and signed by Our president, one of Our vice presidents, Our secretary or Our assistant secretary. No agent or other person may bind Us by waiving or changing any provision contained in the Policy.
Upon notice to you, We may modify the Policy:
•
to conform the Policy, Our operations, or the Variable Account’s operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, Our Company, or the Variable Account is subject;

•	to assure continued qualification of the Policy as a life insurance policy under the Federal tax laws; or
•	to reflect a change in the Variable Account’s operation.
If We modify the Policy, We will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that governs the Policy, We reserve the right to amend the provision to conform with these laws.

Administrative Issues
If you have submitted a check or draft to Our Administrative Service Center, We have the right to defer payment of surrenders, partial surrenders, death benefit proceeds, policy loan proceeds, or payments under a settlement option until the check or draft has been honored.
If mandated under applicable law, the Company may be required to block a policy owner’s account and thereby refuse to process any request for transfer, surrender, partial surrender, loan or death benefit proceeds, until instructions are received from the appropriate regulator. The Company may also be required to provide information about you and your account to government regulators.

Premiums
Minimum Initial Premium Payment
The minimum initial premium payment is due on or before the date the Policy is issued. No insurance will take effect until the minimum initial premium payment is made, and the health and other conditions of the Primary Insured described in the application must not have changed.
Premium Flexibility
When you apply for a Policy, you will elect to pay Planned Premium Payments on a quarterly, semiannual, or annual basis (Planned Premium Payments). We will then send you a Planned Premium Payment reminder notice as each planned payment becomes “due.” However, you do not have to pay premium payments according to any schedule. You have flexibility to determine the frequency and the amount of the premium payments you make, and you can change the Planned Premium Payment schedule at any time. If you are submitting a premium payment with a premium payment reminder notice, the address for payment will be enclosed with the notice. You may send premium payments without a premium reminder notice to Our Administrative Service Center. You may also choose to have premium payments automatically deducted monthly, quarterly, semiannually or annually from your bank account or other source under the electronic payment plan. Payment of the planned premiums does not guarantee that the Policy will remain in force. See “Policy Lapse and Reinstatement.”
You may not make any premium payments after the Policy’s Maturity Date. You may not make additional premium payments of less than $100. We have the right to:
1.	limit or refund a premium payment that would disqualify the Policy as a life insurance contract under the Internal Revenue Code of 1986 as amended (the “Code”);
2.	limit any increase in Planned Premium Payments;
3.	limit the number and amount of additional premium payments and Planned Premium Payments; or
4.	apply certain premium payments which exceed Target Premium as repayment of policy loans.
You can stop making premium payments at any time and your Policy will continue in force until the earlier of the Maturity Date, or the date when either: (1) the Primary Insured dies; (2) the grace period ends without a sufficient payment (see “Policy Lapse and Reinstatement”); or (3) We receive your written notice requesting a surrender of the Policy.
Your flexibility to make premium payments under the Policy will be limited if you add the Guaranteed Minimum Death Benefit Rider to your Policy. See “Supplemental Benefits and Riders.”
If mandated under applicable law, We may be required to reject a premium payment. We may also be required to provide information about you and your account to government regulators.
Minimum Premium Payment
The Minimum Premium is the monthly premium payment amount necessary to guarantee insurance coverage during the first five Policy Years. Your Policy’s schedule page will show a Minimum Premium amount for your Policy, which is based on the Primary Insured’s issue age, underwriting class, Specified Amount, and Riders. The Minimum Premium may increase if you increase the Specified Amount or add supplemental benefits to your Policy. The Minimum Premium may decrease for any supplemental benefit you decrease or discontinue or if the Primary Insured’s Underwriting Class changes. The Minimum Premium will not decrease if you decrease the Specified Amount. See “Death Benefit – Changing the Specified Amount.”
After the fifth Policy Year, the guarantee of insurance coverage associated with the payment of the Minimum Premium will no longer be available. However, if you have elected the Guaranteed Minimum Death Benefit Rider and pay premiums (less any loan balance and partial surrenders) equal to or in excess of the cumulative extended benefit protection premium (as identified in the Rider) prior to the Monthly Deduction Day, the Policy will not lapse even if the Surrender Value is not sufficient to cover the Monthly Deduction. The Guaranteed Minimum Death Benefit Rider is available only at Policy issue. See the “Guaranteed Minimum Death Benefit Rider” for further information.
Premium Limitations
The Code provides for exclusion of the death benefit from a Beneficiary’s gross income if total premium payments do not exceed certain stated limits. In no event can the total of all premium payments under a Policy exceed these limits. We have established procedures to monitor whether aggregate premium payments under a Policy exceed those limits. If a premium payment is paid which would result in total premium payments exceeding these limits, We will accept only that portion of the premium payment which would make the total premiums equal the maximum amount which may be paid under the Policy. We will refund this excess to you.
The maximum premium payment limitations set forth in the Code depend in part upon the amount of the death benefit at any time. As a result, any Policy changes which affect the amount of the death benefit may affect whether cumulative premium payments under the Policy exceed the maximum premium limitations.
Tax-free Exchanges (1035 Exchanges)
We may accept as a premium payment, money from another life insurance contract that qualified for a tax free exchange under Section 1035 of the Code. When you apply for a Policy, We will require a premium payment amount sufficient to guarantee insurance coverage for the first two Policy Months. Additional premium payments may be needed to keep the policy in force if there is a delay in receiving the proceeds from your existing life insurance contract. We will apply the money from your existing life insurance contract to the Policy upon Our receipt of the proceeds. If you contemplate such an exchange, you should consult a tax adviser to discuss the potential tax effects of such a transaction.
Allocating Premiums
When you apply for a Policy, you must instruct Us in the application to allocate your net premium payments to one or more Subaccounts of the Variable Account and/or to the Fixed Account. Allocation percentages must be in whole numbers no less than 1% and the sum of the percentages must equal 100%.
For the first 40 days following the date We issue the Policy, We direct your premium payments allocated to the Variable Account to the Money Market Subaccount (Vanguard VIF Money Market Subaccount). At the end of the 40th day after issuance of the Policy, We allocate that value to the Subaccounts you selected. We direct your premium payments allocated to the Fixed Account to that account on the Issue Date.
We will allocate any subsequent net premium payment as of the date We receive it at Our Remittance Processing Center according to your current premium allocation instructions. Subsequent net premium payments received in connection with a request to increase the Specified Amount, add a Rider, or increase the benefit amount under a Rider would be allocated on the effective date of such change.
You can change the allocation instructions for future premium payments at any time, either in writing or over the phone if the appropriate authorization is in effect. The change will be effective on the Business Day on or next following the date We receive your written instructions at Our Administrative Service Center, or the date instructions are provided to Us over the telephone. We regard Sunset Financial Services, Inc.’s approval of any premium payment or transaction request, to the extent required by appropriate regulatory authorities, as a pre-condition for receipt of such payment or request.
Investment returns from amounts allocated to the Subaccounts will vary with the investment performance of the Subaccounts and will be reduced by Policy charges. You Bear the Entire Investment Risk for Amounts You Allocate to the Subaccounts. You should periodically review your allocation schedule in light of market conditions and your overall financial objectives.

Cash Values
Cash Value
The Cash Value serves as the starting point for calculating values under a Policy.
Cash Value:
•	equals the sum of all values in the Fixed Account, the Loan Account, and in each Subaccount;
•	is determined first on the Issue Date and then on each Business Day (as of 4:00 p.m. Eastern Time); and
•	has no guaranteed minimum amount and may be more or less than premiums paid.
Surrender Value
The Surrender Value is the amount We pay to you when you surrender your Policy. We determine the Surrender Value at the end of the Valuation Period when We receive your written surrender request. This means that if We receive your written request for surrender at Our Administrative Service Center, prior to the close of Our Business Day, usually 4:00 p.m. Eastern Time, We will determine the Surrender Value as of the close of business on that Business Day. If We receive your written request at or after the close of Our Business Day, We will determine the Surrender Value as of the close of business on the next Business Day.
Surrender Value at the end of any Business Day equals:
•	the Cash Value as of such date; minus
•	any surrender charge as of such date; minus
•	any loan balance.
Subaccount Value
At the end of any Valuation Period, the Cash Value in a Subaccount is equal to the number of accumulation units in the Subaccount multiplied by the accumulation unit value of that Subaccount.
The number of accumulation units in any Subaccount at the end of any Business Day equals:
•	the initial accumulation units purchased at the accumulation unit value on the Issue Date; plus
•	accumulation units purchased with additional premiums; plus
•	accumulation units purchased via transfers from another Subaccount, the Fixed Account, or the Loan Account; minus
•	accumulation units redeemed to pay for Monthly Deductions, any transfer charge and interest deducted for any outstanding indebtedness; minus
•	accumulation units redeemed to pay for partial surrenders; minus
•	accumulation units redeemed as part of a transfer to another Subaccount, the Fixed Account, or the Loan Account.
Every time you allocate or transfer money to or from a Subaccount, We convert that dollar amount into accumulation units. We determine the number of accumulation units We credit to, or subtract from, your Policy by dividing the dollar amount of the transaction by the accumulation unit value for that Subaccount at the end of the Valuation Period.
Accumulation Unit Value
The accumulation unit value for each Subaccount was arbitrarily set at $10 when the Subaccount began operations. Thereafter, the accumulation unit value at the end of every valuation period is the accumulation unit value at the end of the previous valuation period times the net investment factor, as described below. We determine an accumulation unit value for each Subaccount as of 4:00 p.m. Eastern Time each Business Day.
The net investment factor is an index applied to measure the investment performance of a Subaccount from one valuation period to the next. Each Subaccount has a net investment factor for each valuation period which may be greater or less than one. Therefore, the value of an accumulation unit may increase or decrease. The net investment factor for any Subaccount for any valuation period equals:
•	the Portfolio net asset value, determined at the end of the current valuation period; plus
•	the amount of any dividend or capital gains distributions; plus or minus
•	the per share charge or credit for any taxes attributable to the operation of the Subaccount; divided by
•	the Portfolio net asset value for the immediately preceding valuation period; minus
•	a daily charge for the mortality and expense risk.
Fixed Account Cash Value
On the Issue Date, the Fixed Account Cash Value is equal to the net premiums allocated to the Fixed Account, less the portion of the first Monthly Deduction taken from the Fixed Account.
The Fixed Account Cash Value at the End of Any Business Day Is Equal To:
•	the net premium(s) allocated to the Fixed Account; plus

•	any amounts transferred to the Fixed Account; plus
•	interest credited to the Fixed Account; minus
•	amounts deducted to pay for Monthly Deductions; minus
•	amounts withdrawn from the Fixed Account; minus
•	amounts transferred from the Fixed Account to a Subaccount or the Loan Account.
Interest will be credited to the Fixed Account daily as follows:
•	for amounts in the Fixed Account for the entire policy month, interest will be credited from the beginning to the end of the policy month;
•	for amounts allocated to the Fixed Account during the policy month, interest will be credited from the date the net premium or loan repayment is allocated to the end of the policy month;
•	for amounts transferred to the Fixed Account during the policy month, interest will be credited from the date of the transfer to the end of the policy month; and
•	for amounts deducted or withdrawn from the Fixed Account during the policy month, interest will be credited from the beginning of the policy month to the date of deduction or withdrawal.

Death Benefit
Insurance Proceeds
As long as the Policy is in force, We will pay the Insurance Proceeds to the Beneficiary once We receive at Our Administrative Service Center, satisfactory proof of the Insured’s death. We may require the return of the Policy. We will pay the Insurance Proceeds in a lump sum either by issuing a check or, at the Beneficiary’s option, by establishing a Retained Asset Account in the Beneficiary’s name, unless you or the Beneficiary have selected an alternative settlement option. The Retained Asset Account is an interest-bearing account. Account information, along with a book of drafts (which will function like a checkbook), will be sent to the Beneficiary, and the Beneficiary will have access to funds in the account simply by writing a draft for all or part of the amount of the available balance, and crediting or using the draft as desired. When the draft is paid through the bank that administers the account for Us, the bank will receive the amount the Beneficiary requests as a transfer from Our general account. The Retained Asset Account is not a bank account, and it is not insured by the FDIC or any other government agency. As part of Our general account, the Retained Asset Account is backed by Our financial strength, although it is subject to the claims of Our creditors. We receive a benefit from all amounts left in the Retained Asset Account. Any interest paid on proceeds in the Retained Asset Account is currently taxable. Depending upon the Issue Date of the Policy, the minimum rate of interest We would credit on proceeds in the Retained Asset Account may be lower than the minimum guaranteed rate of interest We would credit on amounts in the Fixed Account. For more information on the rate of interest We credit on proceeds in the Retained Asset Account, please contact Us at 1-877-781-3520.
We will pay any Insurance Proceeds to the primary Beneficiary if he or she survives the Insured. We will pay the Insurance Proceeds to the contingent Beneficiary if he or she survives the Insured and there is no living primary Beneficiary at the time of the Insured’s death. If no Beneficiary is alive when the Insured dies, We will pay the Insurance Proceeds to the Owner, if living, or the Owner’s estate. See “Death Benefit – Settlement Options.”
Insurance Proceeds Equal:
•	the Death Benefit (described below); plus
•	any additional insurance provided by Rider; minus
•	any unpaid Monthly Deductions; minus
•	any outstanding indebtedness; minus
•	for Option 1 policies only, the amount of any partial surrender (including any partial surrender charges and processing fees) within 2 years of the Primary Insured’s death.
If all or part of the Insurance Proceeds are paid in one sum (by either a check or a Retained Asset Account) or through a settlement option, We will pay interest on this sum as required by applicable state law.
An increase in the Specified Amount may increase the Death Benefit, and a decrease in the Specified Amount may decrease the Death Benefit.
We may further adjust the amount of the Insurance Proceeds under certain circumstances.
We will generally pay the Insurance Proceeds within seven days after We receive at Our Administrative Service Center, satisfactory proof of the Insured’s death. However, We may postpone payment of the Insurance Proceeds if:
•	the New York Stock Exchange is closed, other than customary weekend and holiday closing, or trading on the New York Stock Exchange is restricted as determined by the SEC;
•	the SEC permits, by an order, the postponement of any payment for the protection of Owners; or
•	the SEC determines that an emergency exists that would make the disposal of securities held in the Variable Account or the determination of their value not reasonably practicable.
If mandated under applicable law, We may be required to block an Owner’s account and thereby refuse to pay any request for transfer, surrender, partial surrender, loan or Insurance Proceeds until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your account to government regulators.
We have the right to defer payment of amounts from the Fixed Account for up to six months after receipt of the written notice. We will pay interest on any payment deferred as required under state law.
Abandoned Property Requirements
Every state has unclaimed property laws which generally declare insurance policies to be abandoned after a period of inactivity of three to five years from the policy’s maturity date or date the death benefit is due and payable. For example, if the payment of Insurance Proceeds has been triggered, but, if after a thorough search, We are still unable to locate the Beneficiary, or the Beneficiary does not come forward to claim the Insurance Proceeds in a timely manner, the Insurance Proceeds will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or you last resided, as shown on Our books and records, or to Our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the Insurance Proceeds (without interest) if your Beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your Beneficiary designations, including full names and complete addresses, if and as they change.

Death Benefit Options
The Policy provides two death benefit options: Option 1 and Option 2. We calculate the amount available under each death benefit option as of the date of the Primary Insured’s death. Under either option, the length of the death benefit coverage depends upon the Policy’s Surrender Value. See “Policy Lapse and Reinstatement.”
The Death Benefit under Option 1 is the greater of:
•	the Specified Amount; or
•	the Cash Value (determined on the date of the Primary Insured’s death) multiplied by the applicable percentage listed in the table below.
The Death Benefit under Option 2 is the greater of:
•	the Specified Amount plus the Cash Value (determined on the date of the Primary Insured’s death); or
•	the Cash Value (determined on the date of the Primary Insured’s death) multiplied by the applicable percentage listed in the table below.
For Option 1 only, the Specified Amount will be reduced by the amount of any partial surrenders including any partial surrender charge and partial surrender processing fee charged within two years of the date of death of the Primary Insured.
If the Insurance Proceeds payable under Option 1 are based upon Cash Value only, the Insurance Proceeds payable will not be reduced by the amount of any partial surrenders occurring within two years of the date of death of the Primary Insured.
The percentages in the table below are used to determine the minimum death benefit required for the qualification of a life insurance contract under Federal tax law.
Attained Age	Cash Value %	Attained Age	Cash Value %
Up to 40	250	61	128
41	243	62	126
42	236	63	124
43	229	64	122
44	222	65	120
45	215	66	119
46	209	67	118
47	203	68	117
48	197	69	116
49	191	70	115
50	185	71	113
51	178	72	111
52	171	73	109
53	164	74	107
54	157	75-90	105
55	150	91	104
56	146	92	103
57	142	93	102
58	138	94	101
59	134	95	100
60	130
Which Death Benefit Option to Choose. If you prefer to have premium payments and favorable investment performance reflected partly in the form of an increasing Death Benefit, you should choose Option 2. If you are satisfied with the amount of the Primary Insured’s existing insurance coverage and prefer to have premium payments and favorable investment performance reflected to the maximum extent in the Cash Value, you should choose Option 1.
The amount of the Death Benefit may vary with the Cash Value.
•	Under Option 1, the Death Benefit will vary with the Cash Value whenever the Cash Value multiplied by the applicable percentage is greater than the Specified Amount.
•	Under Option 2, the Death Benefit will always vary with the Cash Value.
Changing Death Benefit Options
You may change death benefit options at any time with no additional charge while the Policy is in force. Changing the death benefit option may have tax consequences and may affect the Adjusted Cash Value and Specified Amount (which would affect the monthly cost of insurance charge). However, We will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Code. You should consult a tax adviser before changing death benefit options.

Changing from Option 1 to Option 2 requires evidence of insurability satisfactory to Us and may increase your cost of insurance charge and therefore the Monthly Deduction. Your Policy may enter a 61-day grace period and possibly lapse (terminate without value) if the Cash Value is not enough to pay the Monthly Deduction and other charges. See “Policy Lapse and Reinstatement.”
Option 2 is not available for policies with a Guaranteed Minimum Death Benefit Rider. If your Policy includes a Guaranteed Minimum Death Benefit Rider and you change from Option 1 to Option 2, the Rider will terminate on the effective date of the death benefit option change.
Changing the Specified Amount
You select the Specified Amount when you apply for the Policy. You may change the Specified Amount subject to the following conditions. We will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Code. However, changing the Specified Amount may have tax consequences and you should consult a tax adviser before doing so.
Increasing the Specified Amount
•	After the first Policy Year, you may increase the Specified Amount by submitting an application and providing evidence of insurability satisfactory to Us at Our Administrative Service Center.
•
On the effective date of an increase, and taking the increase into account, the Cash Value must be greater than or equal to the Monthly Deductions then due. If not, the increase will not occur until you pay sufficient additional premium to increase the Cash Value.

•	An increase will be effective on the Monthly Deduction Day on or next following the date We approve your application in Good Order, provided We have received any premium necessary to make the change.
•	The minimum increase is $15,000.
•	Increasing the Specified Amount of the Policy will increase your Minimum Premium as well as your monthly cost of insurance.
•	Each increase in Specified Amount will begin a 14-year period during which an additional surrender charge will apply if you surrender all or a portion of the Policy.
•	The total net amount at risk will be increased, which will increase the monthly cost of insurance charges.
•	A different cost of insurance rate may apply to the increase in Specified Amount, based on the Primary Insured’s circumstances at the time of the increase.
•	Increasing the Specified Amount may increase the amount of the Target Premium and the Premium Charge.
Decreasing the Specified Amount
•	You must submit a written request to decrease the Specified Amount or decrease or cancel a Rider.
•	You may not decrease the Specified Amount during the first two Policy Years. You may decrease or cancel a Rider at any time.
•	You may not decrease the Specified Amount below Our published minimum amount for the type of policy or Rider.
•	Any decrease will be effective on the Monthly Deduction Day on or next following the date We approve your request in Good Order.
•	A decrease in Specified Amount will first be used to reduce the most recent increase, then the next most recent increases in succession, and then the initial Specified Amount.
•	We will not allow a decrease in Specified Amount if this decrease would cause the Policy to no longer qualify as life insurance under the Code.
•	Decreasing the Specified Amount will not affect the Minimum Premium.
•	Decreasing the Specified Amount may decrease the amount of the Target Premium, the Premium Charge, the Surrender Charge, and the cost of insurance.
Settlement Options
In lieu of a lump sum payment on death, surrender, or maturity, you or the Beneficiary (upon death of the Primary Insured) may elect one of the following settlement options, provided that at least $5,000 of proceeds is applied. Payment under the settlement options will not be affected by the investment performance of any Subaccounts after proceeds are applied. A guaranteed interest rate of 3.5% per year applies to all settlement options. We may pay additional interest in Our sole discretion.
•
Fixed Period. We will make equal periodic payments for a fixed period not less than 5 years and not longer than 30 years. If the payee dies before the period ends, the Beneficiary may elect one of the following options: payments for the remainder of the period, a lump sum payment or another fixed settlement option with a lesser fixed period.

•
Fixed Period and Life. We will make equal periodic payments for a guaranteed minimum period of not less than 10 years. If the payee lives longer than the minimum period, payments will continue for his or her life. The minimum period can be 10, 15, or 20 years. If the payee dies before the end of the guarantee period, the balance of the guaranteed payments will be paid to the Beneficiary.

•
Fixed Amount. We will make equal periodic payments of a definite amount. The amount We pay each period must be at least $20 for a period of not less than 5 years and not longer than 30 years. Payments will continue until the Proceeds are exhausted. The last payment will equal the amount of any unpaid Proceeds. If the payee dies before the Proceeds are paid, the Beneficiary may elect one of the following options: payments for the remainder of the period, a lump sum payment or another settlement option with a lesser fixed period.

•
Joint and Survivor Lifetime Income. We will make equal periodic payments for the lifetime of two payees. Payments will continue as long as either payee is living. If both payees die before the end of the guarantee period, the Beneficiary may elect one of the following options: payments for the remainder of the period, a single sum payment or another settlement option with a lesser fixed period. The minimum guarantee period is ten years.

•
Installment Refund. Equal periodic payments are guaranteed for the lifetime of the payee. Payments are guaranteed to total no less than the amount of Proceeds or Death Benefit at the time that the payments start. If the payee dies before the guaranteed payments have been made, the remaining payment(s) will be paid to the Beneficiary.

•	Lifetime – No Refund. Equal periodic payments are made for the lifetime of the payee. No minimum number of payments is guaranteed. Payments end at the death of the payee.
•
Interest Income. The Proceeds are left with Us to earn interest for a fixed number of years or until the death of the payee or until the payee elects a lump sum payment or settlement option. We will pay the interest to the payee annually or at such other interval as agreed to by Us. We determine the rate of interest. The payee may withdraw all or part of the Proceeds at any time.

Even if the death benefit payable under the policy is excludible from income, payments under the settlement options may not be excludible in full. This is because earnings on the death benefit after the Primary Insured’s death are taxable and payments under the settlement options generally include such earnings. You should consult a tax advisor as to the tax treatment of payments under the settlement options.
Accelerated Death Benefit
Under the Accelerated Death Benefit Rider, you may receive an accelerated payment of part of the Policy’s death benefit when the Primary Insured develops a non-correctable medical condition which is expected to result in his or her death within 12 months (24 months in IL, KS, and WA). If you elect to receive an accelerated payment under the Rider, We will assess an annual interest charge on the amount of the accelerated payment equal to the lower of A or B, where:
•	A is the greater of (1) the current yield on a 90 day treasury bill; or (2) the maximum statutory adjustable policy loan interest rate currently allowed under state law; and
•	B is the current Policy Loan interest rate.
We deduct the interest charge from the insurance proceeds payable upon the Primary Insured’s death.
The Accelerated Death Benefit Rider provides for a maximum accelerated death benefit payment equal to the lesser of 75% of the death benefit under the Policy or $250,000. The accelerated death benefit paid will be reduced by any loan balance, and unpaid premiums due. For more information about the Accelerated Death Benefit Rider see “Supplemental Benefits and Riders – Accelerated Death Benefit Rider.”
Benefit Payable on Maturity Date
If the Primary Insured is living on the Maturity Date (at Primary Insured’s age 95), We will pay you the Cash Value less any loan balance and any unpaid Monthly Deductions. Insurance coverage under the Policy will then end. Payment will generally be made within seven days of the Maturity Date. You may elect to continue the Policy beyond Primary Insured’s Attained Age 95 under the extension of Maturity Date provision. Under this provision, the Maturity Date is the date of the Primary Insured’s death. See “Federal Tax Considerations.”

Surrenders and Partial Surrenders
Surrenders
You may request to surrender your Policy for its Surrender Value as calculated at the end of the Business Day when We receive your request in Good Order, subject to the following conditions:
•	You must complete and sign a surrender request satisfactory to Us and send it to Us at Our Administrative Service Center. You may obtain a surrender form by calling Us at 1-877-781-3520.
•	The Primary Insured must be alive and the Policy must be in force when you make your request, and the request must be received before the Maturity Date. We may require that you return the Policy.
•
If you surrender your Policy during the first 14 Policy Years (or during the first 14 years after an increase in Specified Amount), you will incur a surrender charge. See “Charges and Deductions – Surrender Charge.”

•	Once you surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated.
•
We will pay the Surrender Value to you in a lump sum within seven days after We receive your completed, signed surrender form absent other arrangements in Good Order, unless the payment is from the Fixed Account. We may defer payment from the Fixed Account for the time allowed by law but not more than six months. We may also postpone payment of the Surrender Value under certain conditions as described in the “Payments We Make” section in the SAI.

•	A surrender may have tax consequences. See “Federal Tax Considerations – Tax Treatment of Policy Benefits.”
Partial Surrender
After the first Policy Year, you may complete and sign a written request satisfactory to Us to withdraw up to 90% of the Surrender Value subject to the following conditions:
The Policy has Surrender Value.
•
For each partial surrender, We deduct a partial surrender charge from Cash Value that remains in the Policy in proportion to the charge that would apply to a full surrender. We also deduct a processing fee of 2% of the amount surrendered, up to $25, from the remaining Cash Value. See “Charges and Deductions – Partial Surrender Charge and Partial Surrender Processing Fee.” We determine the amount of any proportional surrender charge before We deduct the processing fee from Cash Value.

•	You may make up to four partial surrenders per policy year.
•	The Primary Insured must be alive and the Policy must be in force when you make your request, and this request must be made before the Maturity Date.
•
You can specify the Subaccount(s) and Fixed Account from which to make the partial surrender. Otherwise, We will deduct the amount (including any fee or charge) from the Subaccounts and the Fixed Account on a pro rata basis (that is, based on the proportion that the Cash Value in each Subaccount and the Fixed Account value bears to the unloaned Cash Value).

•
We will process the partial surrender at the accumulation unit values next determined after We receive your request in Good Order. This means that if We receive your request in Good Order for partial surrender prior to 4:00 p.m. Eastern Time, We will process the request at the accumulation unit values determined as of 4:00 p.m. Eastern Time that Business Day. If We receive your request in Good Order for partial surrender at or after 4:00 p.m. Eastern Time, We will process the request at the accumulation unit values determined as of 4:00 p.m. Eastern Time on the following Business Day.

•
We generally will pay a partial surrender request within seven days after the Business Day when We receive the request in Good Order. We may postpone payment of a partial surrender under certain conditions as described in the “Payments We Make” section in the SAI.

Effect of Partial Surrenders
•	A partial surrender can affect the Adjusted Cash Value (which is used to calculate the cost of insurance charge (see “Charges and Deductions – Monthly Deduction”)).
•
For Option 1 only, the Death Benefit will be reduced by the amount of any partial surrenders including any partial surrender charge and processing fee charged within two years of the date of death of the Primary Insured.

•	If a partial surrender would cause the Policy to fail to qualify as life insurance under the Code, We will not allow the partial surrender.
Partial surrenders may have tax consequences. See “Federal Tax Considerations – Tax Treatment of Policy Benefits.”

Transfers
You may make transfers between and among the Subaccounts and the Fixed Account. We determine the amount you have available for transfers at the end of the valuation period when We receive your request in Good Order at Our Administrative Service Center. The following features apply to transfers under the Policy:
•	You may request a transfer of up to 100% of the Cash Value from one Subaccount to another Subaccount or to the Fixed Account in writing or by phone if the appropriate authorization is in effect.
•	You must transfer at least $250 or the total Cash Value in the Subaccount or Fixed Account less any policy loan, if less than $250.
•
You may transfer amounts among the Subaccounts an unlimited number of times in a Policy Year, subject to Our limitations on frequent transfer activity and Portfolio limitations on the frequent purchase and redemption of shares.

•
We deduct a $25 charge from the amount transferred for the 13th and each additional transfer in a Policy Year. Transfers due to dollar cost averaging, automatic asset reallocation, loans, or the initial reallocation of Cash Value from the Money Market Subaccounts (Vanguard VIF Money Market Subaccount and Fidelity® VIP Government Money Market Subaccount) do not count as transfers for the purpose of assessing the transfer charge.

•
For purposes of assessing the transfer charge, We consider all telephone and/or written requests processed on the same day to be a single transfer, regardless of the number of Subaccounts (or Fixed Account) affected by the transfer(s).

•
We process transfers based on accumulation unit values determined at the end of the Business Day when We receive your transfer request in Good Order. This means that if We receive your transfer request in Good Order prior to 4:00 p.m. Eastern Time, We will process the request at the accumulation unit values determined as of 4:00 p.m. Eastern Time that Business Day. If We receive your transfer request in Good Order at or after 4:00 p.m. Eastern Time, We will process the request at the accumulation unit values determined as of 4:00 p.m. Eastern Time on the following Business Day. We treat telephone requests as having been received once the telephone transmission ends.

•	(For Oregon Policies only) Each transfer after the twelfth transfer in a Policy Year is subject to Our approval.
•	Transfers from the Fixed Account:
•	You may make only one transfer per policy year from the Fixed Account to the Subaccounts.
•	The Fixed Account Cash Value after a transfer from the Fixed Account must at least equal any loan balance.
•
You may not transfer more than the greater of 25% of the Cash Value in the Fixed Account as of the date of transfer, or the amount transferred from the Fixed Account during the preceding year. If such transfer causes the Cash Value in the Fixed Account to fall below $1,000, We will transfer the full Cash Value. Because of the limits on the amount of Cash Value that may be transferred from the Fixed Account at any one time, it may take a number of years to transfer all of the Cash Value in the Fixed Account.

•	We reserve the right to limit, revoke, or modify the transfer privilege at any time.
Dollar Cost Averaging
You may elect to participate in a dollar cost averaging program in the application or by completing an election form and sending it to Our Administrative Service Center. Dollar cost averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of your premium into the Subaccounts over a period of time by systematically and automatically transferring, on a monthly, quarterly, semi-annual or annual basis, specified dollar amounts from the Money Market Subaccounts (Vanguard VIF Money Market Subaccount and Fidelity® VIP Government Money Market Subaccount) into any other Subaccount(s). This allows you to potentially reduce the risk of investing most of your premium payment into the Subaccounts at a time when prices are high. We do not assure the success of this strategy, and success depends on market trends. We cannot guarantee that dollar cost averaging will result in a profit or protect against loss. You should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high.
There is no additional charge for dollar cost averaging. You cannot transfer to either the Vanguard VIF Money Market Subaccount or the Fidelity® VIP Government Money Market Subaccount under the dollar cost averaging program. You cannot elect dollar cost averaging if you are participating in the automatic asset reallocation program. We may modify, suspend, or discontinue the dollar cost averaging program at any time.
AFLIC does not provide investment advisory services in making dollar cost averaging or any other service or feature available under the Policy.
Automatic Asset Reallocation
You may elect to participate in an automatic asset reallocation program in the application or by completing an election form and sending it to Our Administrative Service Center. Under the automatic asset reallocation program We will automatically transfer amounts monthly, quarterly, semi-annually or annually to maintain a particular percentage allocation among the Subaccounts. Cash Value allocated to each Subaccount will grow or decline in value at different rates. Over time, this method of investing may help you buy low. The automatic asset reallocation program does not guarantee gains, nor does it assure that you will not have losses. The Fixed Account does not participate in this program.

There is no additional charge for the automatic asset reallocation program. You cannot elect automatic asset reallocation if you are participating in the dollar cost averaging program. We may modify, suspend, or discontinue the automatic asset reallocation program at any time.
Additional Limitations on Transfers
When you make a request to transfer Cash Value from one Subaccount to another, your request triggers the purchase and redemption of shares of the affected Portfolios. Therefore, an Owner who makes frequent transfers among the Subaccounts available under this Policy causes frequent purchases and redemptions of shares of the Portfolios.
Frequent purchases and redemptions of shares of the Portfolios may dilute the value of the shares if the frequent trading involves an effort to take advantage of the possibility of a lag between a change in the value of the securities the Portfolio holds and the reflection of that change in the Portfolio’s share price. This strategy, sometimes referred to as “market timing,” involves an attempt to buy shares of a Portfolio at a price that does not reflect the current market value of the securities the Portfolio holds, and then to realize a profit when the shares are sold the next business day or thereafter. In addition, frequent purchases and redemptions of shares of the Portfolios may increase brokerage and administrative costs of the Portfolios, and may disrupt a Portfolio’s management strategy, requiring it to maintain a high cash position and possibly resulting in lost opportunity costs and forced liquidations.
For the reasons discussed, frequent transfers by an Owner among the Subaccounts may adversely affect the long-term performance of the Portfolios, which may, in turn, adversely affect other Owners and other persons who may have material rights under the Policy (e.g., Beneficiaries). We endeavor to protect long-term Owners by maintaining policies and procedures to discourage frequent transfers among Subaccounts under the Policies, and have no arrangements in place to permit any Owner to engage in frequent transfer activity. If you wish to engage in such strategies, do not purchase this Policy.
If We determine that you are engaging in frequent transfer activity among the Subaccounts, We may, without prior notice, limit your right to make transfers. We monitor for frequent transfer activity among the Subaccounts based upon established parameters that are applied consistently to all Owners. Such parameters may include, without limitation, the length of the holding period between transfers into a Subaccount and transfers out of the Subaccount, the number of transfers in a specified period, the dollar amount of transfers, and/or any combination of the foregoing. For purposes of applying the parameters used to detect frequent transfers, We may aggregate transfers made in two or more Policies that we believe are related (e.g., two Policies with the same owner or owned by spouses or by different partnerships or corporations that are under common control). We do not apply Our policies and procedures to discourage frequent transfers to the dollar cost averaging or automatic asset reallocation programs.
If transfer activity violates Our established parameters, We will apply restrictions that We reasonably believe will prevent any disadvantage to other Owners and persons with material rights under a Policy. We will not grant waivers or make exceptions to, or enter into special arrangements with, any Owners who violate these parameters, although We may vary Our policies and procedures among Our other variable insurance contracts and separate accounts and may be more restrictive with regard to certain variable contracts or Subaccounts than others. Because Our policies and procedures are discretionary and may differ among variable insurance contracts and separate accounts it is possible that some contract owners may engage in frequent transfer activity while others may bear the harm associated with such activity. We also reserve the right not to take action with respect to frequent transfer activity. If We impose any restrictions on your transfer activity, We will notify you in writing. Restrictions that We may impose include, without limitation:
•	limiting the frequency of transfers to not more than once every 30 days;
•	requiring you to make your transfer requests in writing through the U.S. Postal Service, or otherwise restricting telephone transfer privileges;
•	refusing to act on instructions of an agent acting under a power of attorney on your behalf; or
•	refusing or otherwise restricting any transfer request that We believe alone, or with a group of transfer requests, may have a detrimental effect on the Variable Account or the Portfolios.
Please note that the limits and restrictions described here are subject to Our ability to monitor transfer activity. Our ability to detect harmful transfer activity may be limited by operational and technological systems, as well as by Our ability to predict strategies employed by Owners (or those acting on their behalf) to avoid detection. As a result, despite Our efforts to prevent frequent transfers among the Subaccounts available under this Policy, there is no assurance that We will be able to detect and/or to deter the frequent transfers of such Owners or intermediaries acting on behalf of Owners.
We may revise Our policies and procedures in Our sole discretion, at any time and without prior notice, as We deem necessary or appropriate to better detect and deter harmful trading activity that may adversely affect other Owners, other persons with material rights under the Policies, or Portfolio shareholders generally, to comply with state or federal regulatory requirements, or to impose additional or alternative restrictions on Owners engaging in frequent transfer activity among the Subaccounts under the Policy. We may not honor transfer requests if any Subaccount that would be affected by the transfer is unable to purchase or redeem shares of its corresponding Portfolio. If a Portfolio’s policies and procedures require it to restrict or refuse transactions by the Variable Account as a result of activity initiated by you, We will inform you (and any third party acting on your behalf) of actions taken to affect your transfer activity. In addition, a Portfolio’s policies and procedures may provide for the imposition of a redemption fee and We may be required to provide to the Portfolio or its designee, promptly upon request, certain information about the trading activity of individual policy owners, and to restrict or prohibit further purchases or transfers by specific policy owners identified by the Portfolio as violating its policies and procedures.
The Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Portfolios describe any such policies and procedures. The frequent trading policies and procedures of a Portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other Portfolios and the policies and procedures We have adopted to discourage frequent transfers among the Subaccounts. Owners should be aware that We may not have the contractual obligation or the operational capacity to monitor Owners’ transfer requests and apply the frequent trading policies and procedures of the respective Portfolios that would be affected by the transfers. Accordingly, Owners and other persons who have material rights under the Policies should assume that the sole protection they may have against potential harm from frequent transfers is the protection, if any, provided by the policies and procedures We have adopted to discourage frequent transfers among the Subaccounts.
Owners and other persons with material rights under the Policies also should be aware that the purchase and redemption orders received by the Portfolios generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the Portfolios’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the Portfolios will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the Portfolios. These other insurance companies are responsible for establishing their own policies and procedures to monitor for frequent transfer activity. If their policies and procedures fail to successfully discourage frequent transfer activity, it will affect other owners of Portfolio shares, as well as the contract owners of all of the insurance companies, including American Family, whose subaccounts correspond to the affected Portfolios. In addition, if a Portfolio believes that an omnibus order We submit may reflect one or more transfer requests from Owners engaged in frequent transfer activity, the Portfolio may reject the entire omnibus order and thereby interfere with Our ability to satisfy Our contractual obligations to Owners.
We may apply the restrictions in any manner reasonably designed to prevent transfers that We consider disadvantageous to other Owners.
In Our sole discretion, We may revise Our market timing procedures at any time without prior notice. We also reserve the right to implement and administer redemption fees imposed by one or more of the Funds and provide transaction information to the Funds in the future.

Loans
While the Policy is in force, you may submit a request to borrow money from Us using the Policy as the only collateral for the loan. You may increase your risk of lapse if you take a loan. A loan that is taken from, or secured by, a Policy may have tax consequences.
Loan Conditions
•
You may take a loan from your Policy. You may take a Preferred Loan, up to the amount your Surrender Value exceeds premium payments, at any time. You may take a Non-Preferred Loan at any time. The maximum loan amount you may take is 90% of the Surrender Value.

•	We charge you a maximum annual interest rate of 8.00% (“charged interest rate”) on your loan.
•
As collateral for your loan, We will allocate an amount equal to the loan (“loan amount”) from the Variable Account and Fixed Account to the Loan Account. You may tell Us how to allocate the loan amount among the Subaccounts and the Fixed Account. If you do not, We will allocate the loan amount among the Subaccounts and the Fixed Account on a pro rata basis based on the Cash Value of each account less any loan balance. The value in the Loan Account must be at least as great as the loan balance.

•
Amounts in the Loan Account earn interest at an annual rate guaranteed not to be lower than 8.0% for Preferred Loans and 6% for Non-Preferred Loans. Currently, We credit amounts held in the Loan Account with an effective annual rate of interest of 6% for Non-Preferred Loans and an effective annual rate of interest of 8% for Preferred Loans.

•	Our ability to credit interest on amounts held in the Loan Account as collateral for a loan is subject to Our financial strength and claims paying ability.
•
You may repay all or part of your indebtedness at any time while the Primary Insured is alive and the Policy is in force. Upon each loan repayment, We will allocate an amount equal to the loan repayment (but not more than the amount of the loan balance) from the Loan Account back to the Subaccounts and/or Fixed Account according to the current premium allocation percentages, unless otherwise directed by the Owner. You must designate a payment as a loan repayment to ensure that it is treated as a loan repayment. If you do not, We generally will treat the payment as a premium payment, not as a loan repayment. We have the right to apply certain premium payments which exceed Target Premium as repayment of policy loans.

•
A loan, whether or not repaid, affects the Policy, the Cash Value, the Surrender Value, and the death benefit. As long as a loan is outstanding, We hold an amount as collateral for the loan in the Loan Account. This amount is not affected by the investment performance of the Subaccounts and may not be credited with the interest rates accruing on the Fixed Account. We deduct any indebtedness from the Surrender Value upon surrender or lapse, and from the insurance proceeds payable on the Primary Insured’s death.

•
We normally pay the loan amount within seven days after We receive a proper loan request in Good Order at Our Administrative Service Center. We may postpone payment of loans under certain conditions as described in the SAI.

•	Policy loans may have tax consequences. See “Federal Tax Considerations.”

Telephone Requests
We may accept telephone instructions from you received in Good Order regarding transfers, dollar cost averaging, automatic asset reallocation and loans, subject to the following conditions:
•
You must complete and sign Our telephone request form and send it to Us. You may obtain a telephone request form from Us by forwarding a written request to the address listed on the first page of this prospectus or by calling Us at 1-877-781-3520. You also may authorize Us in the application or by written notice to act upon transfer instructions given by telephone.

•	We will employ reasonable procedures to confirm that telephone instructions are genuine.
•
If We follow these procedures, We are not liable for any loss, damage, cost, or expense from complying with telephone instructions We reasonably believe to be authentic. You bear the risk of any such loss. If We do not employ reasonable confirmation procedures, We may be liable for losses due to unauthorized or fraudulent instructions.

•
These procedures may include requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of transactions to you, and/or recording telephone instructions received from you.

•	We reserve the right to limit, revoke or modify telephone instructions at any time for any class of policies for any reason.
CAUTION: Telephone transfer privileges may not always be available. Telephone systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay Our receipt of your request. If you are experiencing problems, you should make a written request to Our Administrative Service Center.

Policy Lapse and Reinstatement
Lapse
Your Policy may enter a 61-day grace period and possibly lapse (terminate without value) if the Surrender Value is not enough to pay the Monthly Deduction and other charges. If you have taken a loan, then your Policy also will enter a grace period (and possibly lapse) whenever your indebtedness reduces the Surrender Value to zero.
Your Policy will remain in force:
1.
during the first five Policy Years, if you pay premiums (less any loan balance and partial surrenders) equal to or in excess of the Minimum Premium (Any increase in Specified Amount in the first five Policy Years would be covered from the date of the increase until the end of the first five policy years. An increase in Specified Amount will increase the amount of the Minimum Premium.);

2.	if a Guaranteed Minimum Death Benefit Rider is in effect and you meet certain conditions; or
3.	if you make a payment sufficient to cover the outstanding Monthly Deductions and any loan interest due before the end of the grace period.
If your Policy enters a grace period, We will mail a notice to your last known address and to any assignee and/or irrevocable beneficiary of record. The 61-day grace period begins on the date of the notice. The notice will indicate that the payment amount of the outstanding Monthly Deductions and any loan interest due is required and will also indicate the final date by which We must receive the payment to keep the Policy in force. If We do not receive the specified minimum payment by the end of the grace period, all coverage under the Policy will terminate and you will receive no benefits. You may reinstate a lapsed Policy if you meet certain requirements. If any Insured dies during the grace period, We will pay the Insurance Proceeds less any outstanding Monthly Deductions.
Reinstatement
Unless you have surrendered your Policy, you may apply for reinstatement of a lapsed Policy at any time while the Primary Insured is alive and within five years after the end of the grace period by submitting all of the following items to Us at Our Administrative Service Center:
1.	a written notice requesting reinstatement;
2.	evidence of insurability for each Insured We deem satisfactory; and
3.	sufficient premium payment to keep the Policy in force for at least three months, including any past due Minimum Premium and loan interest due.
The effective date of reinstatement will be the date We approve your application for reinstatement. The reinstated Policy will have the same Policy Date as it had prior to the lapse. Upon reinstatement, the Cash Value will be based upon the net premium payment used to reinstate the Policy.
Once the Policy lapses, you cannot reinstate the Guaranteed Minimum Death Benefit Rider.

The Company and the Fixed Account
American Family Life Insurance Company
We are a stock life insurance company. We are located at 6000 American Parkway, Madison, Wisconsin 53783-0001.
Effective April 1, 2013, American Family Life Insurance Company entered into an indemnity reinsurance agreement with Kansas City Life Insurance Company (“KCL”) to indemnify and re-insure the obligations of the Company under the Policies and to provide for the administration of the Policies.
The Fixed Account
The Fixed Account is part of Our general account. We own the assets in the general account, and We use these assets to support Our insurance and annuity obligations other than those funded by Our separate accounts. These assets are subject to Our general liabilities from business operations. To the extent that We are required to pay you amounts in addition to your Net Cash Value under any guarantees under the Policy, including the Insurance Proceeds, such amounts will come from Our general account. Because those guarantees are backed by Our general account assets, you need to consider Our financial strength in meeting the guarantees under the Policy. You should be aware that Our general account assets are exposed to the risks normally associated with a Portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. You should also be aware that We issue other types of insurance policies and financial products as well, and We also pay Our obligations under these products from assets in Our general account. The financial statements contained in the Statement of Additional Information include a further discussion of the risks inherent within the investments of Our general account.
Subject to applicable law, We have sole discretion over investment of the Fixed Account’s assets. We bear the full investment risk for all amounts allocated or transferred to the Fixed Account. We guarantee that the amounts allocated to the Fixed Account will be credited interest daily at a net effective annual interest rate of at least 3%. The principal, after charges and deductions, is also guaranteed. We will determine any interest rate credited in excess of the guaranteed rate at Our sole discretion. The Fixed Account will not share in the investment performance of Our general account.
Each Policy Year, We, in Our sole discretion, will establish a current interest rate that will be credited to amounts held in the Fixed Account for the duration of the Policy Year. For each amount allocated or transferred to the Fixed Account, We will apply the then current interest rate to such amount to the end of the Policy Year. At the end of the Policy Year, We reserve the right to declare a new current interest rate on such amounts and accrued interest thereon. You assume the risk that interest credited to amounts in the Fixed Account may not exceed the minimum 3% guaranteed rate.
We Have Not Registered the Fixed Account with the Securities and Exchange Commission, and the Staff of the Securities and Exchange Commission Has Not Reviewed the Disclosure in this Prospectus Relating to the Fixed Account.

The Variable Account and the Portfolios
The Variable Account
We established American Family Variable Account I as a separate investment account under Wisconsin law on August 7, 2000. We own the assets in the Variable Account and We are obligated to pay all benefits under the Policies. We may use the Variable Account to support other variable life insurance policies We issue. We have divided the Variable Account into Subaccounts, each of which invests in shares of one Portfolio of the following funds:
•	Fidelity® Variable Insurance Products Fund
•	Vanguard® Variable Insurance Fund
The Subaccounts buy and sell Portfolio shares at net asset value. Any dividends and distributions from a Portfolio are reinvested at net asset value in shares of that Portfolio.
•
Income, gains, and losses, whether or not realized, from assets allocated to the Variable Account will be credited to or charged against the Variable Account without regard to Our other income, gains, or losses. Income, gains, and losses credited to, or charged against, a Subaccount reflect the Subaccount’s own investment performance and not the investment performance of Our other assets. The Variable Account assets are held separate from Our other assets and are not part of Our general account. We may not use the Variable Account’s assets to pay any of Our liabilities other than those arising from the Policies. In contrast, all assets held in Our general account are subject to Our liabilities from business operations. The Fixed Account is part of Our general account. If the Variable Account’s assets exceed the required reserves and other liabilities, We may transfer the excess to Our general account. The Variable Account may include other Subaccounts that are not available under the Policies and are not discussed in this prospectus.

•
If investment in the funds or a particular Portfolio is no longer possible or in Our judgment becomes inappropriate for the purposes of the Variable Account, We may substitute another fund or Portfolio without your consent. The substitute fund or Portfolio may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future premiums, or both. However, no such substitution will be made without any necessary approval of the SEC. Furthermore, We may close Subaccounts or allocations of premiums or Cash Value, or both, at any time in Our sole discretion. The funds, which sell their shares to the Subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Subaccounts.

In addition, We reserve the right to make other structural and operational changes affecting the Variable Account. See “The Variable Account and the Portfolios – Changes to the Variable Account.”

The Portfolios
The Variable Account invests in shares of certain Portfolios. Each Portfolio’s assets are held separate from the assets of the other Portfolios, and each Portfolio has investment objectives and policies that are different from those of the other Portfolios. Thus, each Portfolio operates as a separate investment fund, and the income or losses of one Portfolio generally have no effect on the investment performance of any other Portfolio.
Note: If you received a summary prospectus for a Portfolio listed below, please follow the directions on the first page of the summary prospectus to obtain a copy of the full fund prospectus.
The following table summarizes each Portfolio’s investment objective(s) and identifies its investment adviser (and sub-adviser, if applicable). There is no assurance that any of the Portfolios will achieve its stated objective(s). You can find more detailed information about the Portfolios, including a description of risks and expenses, in the prospectuses for the Portfolios that accompany this prospectus. You should read these prospectuses carefully.
Portfolio	Investment Objective and Investment Adviser
Fidelity® VIP ContrafundSM Portfolio (Service Class 2)	Investment Objective: Seeks long-term capital appreciation. Investment Adviser: Fidelity Management & Research Company
Fidelity® VIP Equity Income PortfolioSM (Service Class 2)
Investment Objective: Seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund’s goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor’s 500SM Index (S&P 500®).
Investment Adviser: Fidelity Management & Research Company

Fidelity® VIP Government Money Market Portfolio (Initial Class)*	Investment Objective: Seeks as high a level of current income as is consistent with preservation of capital and liquidity. Investment Adviser: Fidelity Management & Research Company
Fidelity® VIP Growth & Income Portfolio (Service Class 2)	Investment Objective: Seeks high total return through a combination of current income and capital appreciation. Investment Adviser: Fidelity Management & Research Company
Fidelity® VIP Investment Grade Bond Portfolio (Service Class)	Investment Objective: Seeks as high a level of current income as is consistent with preservation of capital. Investment Adviser: Fidelity Management & Research Company
Fidelity® VIP Mid Cap Portfolio (Initial Class)	Investment Objective: Seeks long-term growth of capital. Investment Adviser: Fidelity Management & Research Company
Vanguard VIF Capital Growth Portfolio	Investment Objective: The Portfolio seeks to provide long-term capital appreciation. Investment Adviser: PRIMECAP Management Company
Vanguard VIF International Portfolio	Investment Objective: The Portfolio seeks to provide long-term capital appreciation. Investment Advisers: Baillie Gifford Overseas Ltd. and Schroder Investment Management North America Inc.
Vanguard VIF Money Market Portfolio**	Investment Objective: The Portfolio seeks to provide current income while maintaining liquidity and a stable net asset value of $1 per share. Investment Adviser: The Vanguard Group, Inc.
Vanguard VIF Small Company Growth Portfolio	Investment Objective: The Portfolio seeks to provide long-term capital appreciation. Investment Advisers: ArrowMark Colorado Holdings, LLC and The Vanguard Group, Inc.
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You could lose money by investing in the Fidelity® VIP Government Money Market Portfolio. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. The Portfolio’s sponsor has no legal obligation to provide financial support to the Portfolio, and you should not expect that the sponsor will provide financial support to the Portfolio at any time. The yield of this Portfolio may become very low during periods of low interest rates. After deduction of Variable Account Annual Expenses, the yield of the Subaccount that invests in this Portfolio could be negative. If the yield in the Subaccount becomes negative, your investment in the Subaccount may decline.

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There can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share. The yield of this Portfolio may become very low during periods of low interest rates. After deduction of Variable Account Annual Expenses, the yield of the Subaccount that invests in the Portfolio could be negative. If the yield of the Subaccount becomes negative, your investment in the Subaccount may decline.

These Portfolios are not available for purchase directly by the general public, and are not the same as other mutual fund Portfolios with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of certain Portfolios available under the Policy are very similar to the investment objectives and policies of other Portfolios that are or may be managed by the same investment adviser or manager. Nevertheless, the investment performance of the Portfolios available under the Policy may be lower or higher than the investment performance of these other (publicly available) Portfolios. There can be no assurance, and We make no representation, that the investment performance of any of the Portfolios available under the Policy will be comparable to the investment performance of any other Portfolio, even if the other Portfolio has the same investment adviser or manager, the same investment objectives and policies, and a very similar name.
We do not provide any investment advice and do not recommend or endorse any particular Portfolio. You bear the risk of any decline in the cash value of your Policy resulting from the performance of the Portfolios you have chosen.
Portfolio Management Fees and Charges
Each Portfolio deducts Portfolio management fees and charges from the amounts you have invested in the Portfolios. In addition, four Portfolios deduct 12b-1 fees. See the “Annual Portfolio Operating Expenses” table in this prospectus and the prospectuses for the Portfolios.
We select the Portfolios offered through this Policy based on several criteria, including asset class coverage, the strength of the investment adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor We consider during the selection process is whether the Portfolio’s investment adviser or an affiliate will make payments to Us or Our affiliates. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new premium payments and/or transfers of Cash Value if We determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Owners.
We receive compensation from certain investment advisers and/or administrators (and/or an affiliate thereof) of the Portfolios in connection with administrative services and cost savings experienced by the investment advisers, administrators, or affiliates. Such compensation may range up to 0.10% and is based on a percentage of assets of the particular Portfolios attributable to the Policy. Some advisers, administrators, or Portfolios may pay Us more than others. We forward all such compensation to KCL as payment for administrative services rendered by KCL and its affiliates with respect to the Policies. We do not retain any portion of such compensation.
Sunset Financial Services, Inc., a broker-dealer affiliate of KCL, also receives a portion of the 12b-1 fees deducted from certain funds’ Portfolio assets as reimbursement for providing certain services permitted under the 12b-1 plans of those Portfolios. The 12b-1 fees are deducted from the assets of the Portfolio and decrease the Portfolio’s investment return.
Please read the Portfolio prospectuses to obtain more complete information regarding the Portfolios. Keep these prospectuses for future reference.
Changes to the Variable Account
Where permitted by applicable law, We reserve the right to make certain changes to the structure and operation of the Variable Account, including, among others, the right to:
1.	remove, combine, or add Subaccounts and make the new Subaccounts available to you at Our discretion;
2.	transfer assets supporting the Policies from one Subaccount to another or from the Variable Account to another separate account;
3.	combine the Variable Account with other separate accounts, and/or create new separate accounts;
4.
deregister the Variable Account under the Investment Company Act of 1940, or operate the Variable Account as a management investment company under the Investment Company Act of 1940, or as any other form permitted by law;

5.	restrict or eliminate voting rights of Owners or other persons having voting rights as to the Variable Account; and
6.	modify the provisions of the Policy to comply with applicable law.
We will not make any such changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes.
Voting Portfolio Shares
Even though We are the legal owner of the Portfolio shares held in the Subaccounts, and have the right to vote on all matters submitted to shareholders of the Portfolios, We will vote Our shares only as Owners instruct, so long as such action is required by law.
We will ask you to instruct Us on how to vote and to return your proxy to Us in a timely manner. You will have the right to instruct Us on the number of Portfolio shares that corresponds to the amount of Cash Value you have in that Portfolio (as of a date set by the Portfolio).
If We do not receive voting instructions on time from some Owners, We will vote those shares in the same proportion as the timely voting instructions We receive. Proportional voting may result in a small number of policy owners determining the outcome of a vote. Should Federal securities laws, regulations, or interpretations change, We may elect to vote Portfolio shares in Our own right. If required by state insurance officials, or if permitted under Federal regulation, under certain circumstances We may disregard certain Owner voting instructions. If We ever disregard voting instructions, We will send you a summary in the next annual report to Owners advising you of the action and the reasons We took this action.

Charges and Deductions
We make certain charges and deductions under the Policy. These charges and deductions compensate Us for: (1) services and benefits We provide; (2) costs and expenses We incur; and (3) risks We assume.
Services and Benefits We Provide:
•	the death benefit, cash, and loan benefits under the Policy
•	investment options, including premium payment allocations
•	administration of elective options
•	the distribution of reports to Owners
Costs and Expenses We Incur:
•	costs associated with processing and underwriting applications, and with issuing and administering the Policy (including any Riders)
•	overhead and other expenses for providing services and benefits, and sales and marketing expenses, including compensation paid in connection with the sale of the Policies
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other costs of doing business, such as collecting premium payments, maintaining records, processing claims, effecting transactions, and paying Federal, state, and local premium and other taxes and fees

Risks We Assume:
•	that the cost of insurance charges We may deduct are insufficient to meet Our actual claims because Insureds die sooner than We estimate
•	that the costs of providing the services and benefits under the Policies exceed the charges We deduct
Premium Charge
Prior to allocation of a premium payment, We deduct a charge from each premium payment to compensate Us for distribution expenses and certain taxes. We credit the remaining amount (the net premium) to your Policy’s Cash Value according to your allocation instructions.
The Premium Charge is 7.5% of premiums paid, up to the Target Premium in Policy Years 1-10 and 5.5% of premiums paid, up to the Target Premium, in all Policy Years thereafter. For all Policy Years, there is a 3.5% Premium Charge on all premium payments in excess of the Target Premium.
Mortality and Expense Risk Charge
We deduct a daily charge from each Subaccount to compensate Us for certain mortality and expense risks We assume. The mortality risk is that the Primary Insured will live for a shorter time than We project. The expense risk is that the expenses that We incur will exceed the administrative charge limits We set in the Policy.
This charge is equal to an annual rate of 0.90% of the average daily net assets of the Variable Account in Policy Years 1-10, and 0.45% thereafter. We reserve the right to increase this charge to a maximum annual rate of 0.90% for the eleventh Policy Year and Policy Years thereafter. We will notify you in writing at least 60 days in advance of any such increase.
If this charge does not cover Our actual costs, We may absorb any such loss. Conversely, if the charge more than covers actual costs, the excess is added to Our surplus. We expect to profit from this charge and may use these profits for any lawful purpose including covering distribution expenses.
Monthly Deduction
We deduct a Monthly Deduction from the Cash Value on the Monthly Deduction Day to compensate Us for administrative expenses and for the Policy’s insurance coverage. We will make deductions from the Cash Value in each Subaccount and the Fixed Account on a pro rata basis (i.e., in the same proportion that the Cash Value in each Subaccount and the Fixed Account bears to the unloaned Cash Value on the Monthly Deduction Day). Because portions of the Monthly Deduction (such as the cost of insurance) can vary from month-to-month, the Monthly Deduction will also vary.
The Monthly Deduction has three components:
•	the cost of insurance charge;
•	the policy fee; and
•	costs of any Riders.
Cost of Insurance Charge
We assess a monthly cost of insurance charge to compensate Us for underwriting the death benefit. The charge depends on a number of variables (Primary Insured’s issue age, Underwriting Class, Policy Year, and Specified Amount) that would cause it to vary from Policy to Policy and from Monthly Deduction Day to Monthly Deduction Day. Your Policy includes a table of the guaranteed cost of insurance charges applicable to your Policy.

For Death Benefit Option 1 the cost of insurance on any Monthly Deduction Day is equal to (A – B) × C where:
•	A is the death benefit on the Monthly Deduction Day, divided by 1.00246627;
•	B is the Policy’s Adjusted Cash Value on the Monthly Deduction Day; and
•	C is the applicable cost of insurance rates on the Monthly Deduction Day divided by 1,000.
For Death Benefit Option 2 the cost of insurance on any Monthly Deduction Day is equal to (A – B) × C where:
•	A is the death benefit on the Monthly Deduction Day plus the Policy’s Adjusted Cash Value on the Monthly Deduction Day divided by 1.00246627;
•	B is the Policy’s Adjusted Cash Value on the Monthly Deduction Day; and
•	C is the applicable cost of insurance rates on the Monthly Deduction Day divided by 1,000.
Adjusted Cash Value. The Adjusted Cash Value for the Base Policy is the Cash Value reduced by the monthly cost of any Riders (except a Rider for total disability) and the separate monthly policy fees that are part of the Monthly Deduction.
Cost of Insurance Rates. The cost of insurance rates include, but are not limited to, charges for mortality risk, taxes, issue, maintenance and administrative expenses. The rates will never be greater than the guaranteed cost of insurance rates stated in your Policy. These guaranteed rates are based on the 1980 Commissioner’s Standard Ordinary Mortality Table and the Primary Insured’s issue age and underwriting class. Any change in the cost of insurance rates will apply to all persons of the same issue age, underwriting class, and number of full years insurance has been in force.
In general the longer you own your Policy, the higher the cost of insurance rate will be as the Primary Insured grows older. Also Our cost of insurance rates will generally be lower if the Primary Insured is a female than if a male. Similarly, Our current cost of insurance rates are generally lower for non-tobacco users than tobacco users, and for persons considered to be in excellent health. On the other hand, Primary Insureds who present particular health, occupational or non-work related risks may require higher cost of insurance rates and other additional charges based on the Specified Amount under their Policies.
We calculate the cost of insurance charge separately for the initial Specified Amount and for any increase in Specified Amount. If We approve an increase in your Policy’s Specified Amount, then a different underwriting class (and a different cost of insurance rate) may apply to the increase, based on the Insured’s circumstances at the time of the increase.
Underwriting Class. The underwriting class of the Insured will affect the cost of insurance rates. We currently place each Insured into one of four underwriting classes depending on the Insured’s mortality risk. In addition, some Insureds are placed in special risk categories which require higher premiums.
Policy Fee. Each month We deduct a policy fee of $6.00 for Specified Amounts $100,000 or greater and $9.00 for Specified Amounts less than $100,000. There is an extra $2.50 per month charge in the first five Policy Years. The policy fee is intended to compensate Us for the administrative costs associated with the underwriting and issuance of the Policy.
Charges for Riders. The Monthly Deduction includes charges for any supplemental insurance benefits you add to your Policy by Rider.
Surrender Charge
Surrender charges are deducted to compensate Us partially for the cost of administering, issuing, and selling the Policy, including registered representative sales commissions, the cost of printing the prospectuses and sales literature, any advertising costs, medical exams, review of applications for insurance, processing of the applications, establishing policy records, and Policy issue. We do not expect surrender charges to cover all of these costs. To the extent that they do not, We will cover the short-fall from Our general account assets, which may include profits from the mortality and expense risk charge and cost of insurance charge.
Surrender Charge. If your Policy lapses or you fully surrender your Policy during the first 14 Policy Years or within 14 years after any increase in coverage, We deduct a surrender charge from your Cash Value and pay the remaining amount (less any loan balance) to you. The payment you receive is called the Surrender Value.
The surrender charge equals a charge per $1,000 of Specified Amount and depends on the underwriting class of the Primary Insured, issue age, Policy Year death benefit option and gender. Increases in Specified Amount have their own surrender charge penalty period. The maximum surrender charge for any Policy is $42 per $1,000 of Specified Amount. A decrease in Specified Amount does not reduce the original surrender charge or any additional surrender charge. The surrender charge may be significant. You should carefully calculate these charges before you request a surrender or increase in Specified Amount. Under some circumstances the level of surrender charges might result in no Surrender Value being available.
Partial Surrender Charge and Partial Surrender Processing Fee
After the first Policy Year, you may request a partial surrender from your Cash Value. For each partial surrender, We will deduct a partial surrender charge from the Cash Value that remains in the Policy. The charge will be in proportion to the charge that would apply to a full surrender and is computed as the amount of the Cash Value surrendered divided by the total amount of Surrender Value. The partial surrender charge reduces any future surrender charge by a proportional amount. For example, if you had requested to partially surrender $10,000 of your Cash Value in the third Policy Year, the Surrender Value of the Policy was $100,000 and there had been no prior increase in Specified Amount, We would multiply the surrender charge that would otherwise have applied at that time if you had requested a full surrender of the Policy by 10% ($10,000 divided by $100,000) to determine the partial surrender charge. If you decided to surrender your Policy at a later date, but prior to the fourteenth Policy Year, We would reduce the surrender charge by 10%.
Under the same example as above, but assuming that the Specified Amount had been increased prior to a partial surrender in the third Policy Year, We would add together the surrender charge attributable to both the increase in Specified Amount and the initial Specified Amount that would have applied at that time if you had requested a full surrender of the Policy. We would then multiply the sum of those two surrender charges by 10% to determine the partial surrender charge. If you decided to surrender your Policy at a later date, We would reduce any surrender charge attributable to the increase in Specified Amount and the initial Specified Amount by 10%.
For each partial surrender, We also will deduct a processing fee of 2% of the amount surrendered, up to $25, from the remaining Cash Value. These fees are to compensate Us for administrative costs in generating the withdrawal payment and in making all calculations which may be required because of the partial surrender.
Transfer Charge
We currently allow you to make 12 transfers among the Subaccounts or from the Subaccounts to the Fixed Account each Policy Year free of charge. Included in the 12 free transfers is one free transfer from the Fixed Account to the Subaccounts.
•	We deduct $25 for the 13th and each additional transfer made during a Policy Year to compensate Us for the costs of processing these transfers.
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For purposes of assessing the transfer charge, We consider all telephone and/or written requests processed on the same day to be one transfer, regardless of the number of Subaccounts (or Fixed Account) affected by the transfer(s).

•	We deduct the transfer charge from the amount being transferred.
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Transfers due to dollar cost averaging, automatic asset reallocation, loans, or the initial reallocation of Cash Value from the Money Market Subaccount do not count as transfers for the purpose of assessing this charge.

Portfolio Expenses
The value of the net assets of each Subaccount reflects the management fees and other expenses incurred by the corresponding Portfolio in which the Subaccount invests. Some Portfolios may also impose a redemption fee of up to 2% of the amount withdrawn to deter frequent trading activity. For further information, consult the Portfolios’ prospectuses and the “Annual Portfolio Operating Expenses” table included in the “Fee Tables” section of this prospectus.

Federal Tax Considerations
The following summarizes some of the basic Federal income tax considerations associated with a Policy and does not purport to be complete or to cover all situations. This Discussion is not intended as tax advice. Please consult your own counsel or other qualified tax advisers for more complete information. We base this discussion on Our understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service (the “IRS”). Federal income tax laws and the current interpretations by the IRS may change.
Tax Status of the Policy. A Policy must satisfy certain requirements set forth in the Code in order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts. The manner in which these requirements are to be applied to certain features of the Policy are not directly addressed by the Code, and there is limited guidance as to how these requirements are to be applied. We believe that a Policy should generally satisfy the applicable Code requirements. Because of the absence of pertinent interpretations of the Code requirements, however, there is some uncertainty about the application of these requirements to Policies issued on a substandard basis, particularly if you pay the full amount of premiums permitted under the Policy. In addition, if you elect the accelerated death benefit, the tax consequences associated with continuing the Policy after a distribution is made are unclear. Please consult a tax adviser on these consequences. If it is subsequently determined that a Policy does not satisfy the applicable requirements, We may take appropriate steps to bring the Policy into compliance with these requirements and We reserve the right to restrict Policy transactions in order to do so.
In some circumstances, Owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax currently on income and gains produced by those assets. Although published guidance in this area does not address certain aspects of the Policies, We believe that the Owner of a Policy should not be treated as the owner of the Variable Account assets. We reserve the right to modify the policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Variable Account assets.
In addition, the Code requires that the investments of the Variable Account be “adequately diversified” in order to treat the Policy as a life insurance contract for Federal income tax purposes. We intend that the Variable Account, through the Portfolios, will satisfy these diversification requirements.
The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.
Tax Treatment of Policy Benefits
In General. We believe that the death benefit under a Policy should generally be excludible from the Beneficiary’s gross income. Federal, state, and local transfer taxes, and other tax consequences of Ownership or receipt of Policy proceeds, depend on your circumstances and the Beneficiary’s circumstances. You should consult a tax adviser on these consequences.
Generally, you will not be deemed to be in constructive receipt of the Cash Value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy (e.g., by assignment), the tax consequences depend on whether the Policy is classified as a Modified Endowment Contract (“MEC”).
Under the Internal Revenue Code, certain life insurance contracts are classified as MECs, with less favorable income tax treatment than other life insurance contracts. Due to the Policy’s flexibility with respect to premium payments and benefits, each Policy’s circumstances will determine whether the Policy is a MEC. In general, however, a Policy will be classified as a MEC if the amount of premiums paid into the Policy causes the Policy to fail the “7-pay test.” A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments. In addition, a Policy received in exchange for a life insurance contract that is a MEC will also be treated as a MEC.
If there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a partial surrender, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a “material change” in the Policy’s benefits or other terms, even after the first seven Policy years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy years. To prevent your Policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policy owner should consult with a competent adviser to determine whether a Policy transaction will cause the Policy to be classified as a MEC.
Distributions from Modified Endowment Contracts. Policies classified as MECs are subject to the following tax rules:
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All distributions other than death benefits from a MEC, including distributions upon surrender and partial surrenders, will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the Cash Value immediately before the distribution over the Owner’s investment in the Policy at that time. They will be treated as tax-free recovery of the Owner’s investment in the Policy only after all such excess has been distributed.

•	Loans taken from such a Policy (or secured by such a Policy, e.g., by assignment) are treated as distributions and taxed accordingly.
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A 10% additional income tax penalty is imposed on the amount included in income except where the distribution or loan is made when you have attained age 59 ½ or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the Beneficiary.

If a Policy becomes a MEC, distributions that occur during the Policy Year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution from a Policy that is not a MEC at the time when the distribution is made could later become taxable as a distribution from a MEC.
Distributions from Policies That Are Not Modified Endowment Contracts. Distributions from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy, and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy Years may be treated in whole or in part as ordinary income subject to tax.
Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. However, there is some uncertainty as to the tax treatment of Preferred Loans. You should consult a tax adviser on this point.
Finally, neither distributions from nor loans from (or secured by) a Policy that is not a MEC are subject to the 10% additional tax.
Investment in the Policy. “Investment in the Policy” is generally equal to the aggregate amount of any premiums or other considerations paid for a Policy, reduced by any amount previously distributed under the Policy that was not taxed.
Policy Loans. In general, interest you pay on a loan from a Policy will not be deductible. If a loan from a Policy is outstanding when a Policy is surrendered or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. Before taking out a loan from a Policy, you should consult a tax adviser as to the tax consequences.
Withholding. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.
Multiple Policies. All Policies that We issue to the same Owner that become MECs during any calendar year are treated as one MEC for purposes of determining the amount includible in the Owner’s income when a taxable distribution occurs.
Accelerated Death Benefit Rider. The Federal income tax consequences associated with adding the Accelerated Death Benefit Rider or receiving the accelerated death benefit are uncertain. You should consult a tax adviser before adding the Accelerated Death Benefit Rider to your Policy or requesting an accelerated death benefit.
Business Uses of the Policy. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans, and others. The tax consequences of these plans and business uses of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business uses of the Policy. Therefore, if you are contemplating using the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax adviser as to tax attributes of the arrangement.
The Sarbanes-Oxley Act of 2002 prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.
Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.
In addition, the IRS and Treasury Department has issued guidance that substantially affects the tax treatment of split-dollar arrangements. Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.
Non-Individual Owners and Business Beneficiaries of Policies. If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity’s interest deduction under Code Section 264, even where such entity’s indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.
Employer-owned Life Insurance Contracts. Pursuant to section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the premiums paid for such contract (although certain exceptions may apply in specific circumstances). An employer-owned life insurance contract is a life insurance contract owned by an employer that insures an employee of the employer and where the employer is a direct or indirect beneficiary under such contact. It is the employer’s responsibility (i) to verify the eligibility of the intended insureds under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j) and (ii) to satisfy certain annual tax reporting requirements in respect of employer-owned life insurance contracts that are also imposed under the Code. These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006. A tax adviser should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.
Estate, Gift, and Generation-Skipping Transfer Taxes
The transfer of the Policy or designation of a Beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the Insured dies, the death proceeds will generally be includable in the Insured’s estate for purposes of federal estate tax if the Insured owned the policy. The Proceeds would not be includable in the Insured’s estate if the Insured neither retained incidents of ownership at death nor had given up ownership within three years before death. If the Owner is not the Insured and dies before the Insured, the fair market value of the Policy would be included in the Owner’s estate. The individual situation of each Owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for federal, state and local estate, inheritance, generation skipping and other taxes. Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law.
Generation-Skipping Transfer Tax. Under certain circumstances, the Code may impose a “generation-skipping transfer tax” when all or part of a life insurance Policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require Us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.
The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.
Medicare Tax on Investment Income. Beginning in 2013, a 3.8% tax may be applied to some or all of the taxable portion of some distributions (such as payments under certain settlement options) from life insurance contracts to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly and $125,000 for married filing separately). Please consult a tax advisor for more information.
Other Policy Owner Tax Matters.
Continuation of Policy Beyond Age 100. The tax consequences of continuing the Policy beyond the Insured’s Attained Age 100 are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the Insured’s Attained Age 100.
Possible Tax Law Changes. While the likelihood of legislative or other changes is uncertain, there is always a possibility that the tax treatment of the Policy could change by legislation or otherwise. It is even possible that any legislative change could be retroactive (effective prior to the date of the change). You should consult a tax adviser with respect to legislative developments and their effect on the Policy.
Life Insurance Purchases by Residents of Puerto Rico
The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.
Life Insurance Purchases by Nonresident Aliens and Foreign Corporations
Purchasers of life insurance policies that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to a life insurance policy purchase.
Our Taxes
We do not expect to incur Federal, state or local income taxes on the earnings or realize capital gains attributable to the Variable Account. However, if We do incur such taxes in the future, We reserve the right to charge amounts allocated to the Variable Account for these taxes. To the extent permitted under Federal tax law, We may claim the benefit of certain foreign tax credits attributable to taxes paid by certain Portfolios to foreign jurisdictions.

Supplemental Benefits and Riders
The following Riders offering supplemental benefits are available under the Policy. Most of these Riders are subject to age and underwriting requirements and some must be purchased when the Policy is issued. We deduct any monthly charges for these Riders from Cash Value as part of the Monthly Deduction. (See the “Fee Tables” for more information concerning Rider expenses.) These Riders provide fixed benefits that do not vary with the investment performance of the Variable Account. These Riders may not be available in all states. Please contact Us for further details.
Accelerated Death Benefit Rider
You may choose to add the Accelerated Death Benefit Rider (the “ACDB Rider”) to your Policy at any time. The terms of the ACDB Rider may vary from state-to-state.
Generally, the ACDB Rider allows you to receive an accelerated payment of part of the Policy’s death benefit when the Primary Insured develops a non-correctable medical condition which is expected to result in his or her death within 12 months (24 months in IL, KS, and WA).
Receipt of the accelerated death benefit could affect the Primary Insured’s eligibility to receive a government sponsored benefit.
Tax Consequences of the ACDB Rider. The Federal income tax consequences associated with adding the ACDB Rider or receiving the accelerated death benefit are uncertain. You should consult a tax adviser before adding the ACDB Rider to your Policy or requesting an accelerated death benefit.
Amount of the Accelerated Death Benefit. The ACDB Rider provides for a maximum accelerated death benefit payment equal to the lesser of 75% of the death benefit under the policy or $250,000. The accelerated death benefit paid will be reduced by any loan balance, and unpaid premiums due.
Conditions for Receipt of the Accelerated Death Benefit. To receive an accelerated death benefit payment, the Policy must be in force, the Policy must have a Specified Amount of at least $25,000, and you must submit a written request (and such request must not be within three years of the Policy’s Maturity Date), proof of eligibility, and a completed claim form to Us. Proof of eligibility means a written certification (described more fully in the ACDB Rider) in a form acceptable to Us from a treating physician stating that the Primary Insured has a terminal illness. See the ACDB Rider for other conditions that apply.
We may request additional medical information from the Primary Insured’s physician and/or may require an independent physical examination (at Our expense) before approving the claim for payment of the accelerated death benefit. We will not approve a claim for an accelerated death benefit payment if:
1.	the terminal illness is the result of an intentionally self-inflicted injury; or
2.	you are required to elect the payment in order to meet the claims of creditors or to obtain a government benefit.
Operation of the ACDB Rider. The Accelerated Death Benefit is treated as a lien against the Policy’s values and the Policy’s death benefit. The Surrender Value of the Policy after the payment of the accelerated death benefit is the Surrender Value provided under the Policy minus the accelerated death benefit and accumulated interest. (Different states may require We calculate the Surrender Value differently, so please consult your Policy). If any loan interest payments are required to keep the Policy in force, a notice of termination will be mailed to the Owner’s last known address or to that of any assignee of record at Our Administrative Service Center, at least 31 days before the Policy would terminate.
We treat the payment of the accelerated death benefit and accumulated interest thereon similar to a policy loan in so far as the accelerated death benefit and accumulated interest may be repaid in whole or in part while the Policy is in force. In addition, like a policy loan, the payment of the accelerated death benefit does not affect the Specified Amount or Cash Value, and therefore does not affect the net amount at risk under the Policy.
Effect on Existing Policy. The insurance proceeds otherwise payable at the time of a Primary Insured’s death will be reduced by the amount of the accelerated death benefit lien and accrued interest thereon. The Surrender Value will also be reduced by the amount of any accelerated death benefit payment plus accrued interest. Therefore, depending upon the size of the accelerated death benefit, this may result in the Surrender Value being reduced to zero.
There is no charge for the ACDB Rider. However, We will assess an interest charge against the amount of any accelerated death benefit payment. See the accelerated death benefit interest charge in the “Periodic Charges (other than Portfolio fees and expenses)” table section of the prospectus for more information on the rate of interest We may assess.
If the Waiver of Monthly Deductions Benefit Rider or Waiver of Specified Premium Rider is attached to the Policy and is in force at the time of a claim under the ACDB Rider, We will then waive the monthly deduction or credit the Specified Premium, respectively, for the Policy.
Termination of the ACDB Rider. The ACDB Rider will terminate on the earliest of:
1.	Our receipt of your written notice requesting termination of the Rider; or
2.	surrender or other termination of the Policy.

If the ACDB Rider was terminated as a result of the termination of the Policy, the Owner may add the Rider to the Policy upon reinstatement of the Policy.
Accidental Death Benefit Rider
This Rider provides additional insurance coverage in the event of the accidental death (as defined in the Rider) of the Primary Insured. You may elect to add this Rider at any time before the Primary Insured’s Attained Age 55. The accidental death benefit must be at least $25,000 and no more than $100,000. The Rider terminates on the earliest of:
1.	the Primary Insured’s Attained Age 65;
2.	the first Monthly Deduction Day after Our receipt of your written notice requesting termination of the Rider; or
3.	surrender or other termination of the Policy.
If you elect this Rider, the Monthly Deduction will be increased by $0.09 per $1,000 of accidental death benefit insurance coverage. The Company does not require additional evidence of insurability for the purchase of the Accidental Death Benefit Rider.
Additional Insured Rider
This Rider provides level term insurance coverage for an additional Insured, including for purposes of this Rider, the Primary Insured. You may elect this Rider at any time while the additional Insured is between Attained Ages 18 and 60. All coverage under this Rider ends on the Rider anniversary nearest the additional Insured’s Attained Age 65. The coverage for the additional Insured must be at least $25,000 and no more than 10 times the insurance coverage under the Policy. If you elect this Rider, you will incur an additional cost of insurance charge under a separate schedule of monthly cost of insurance charges and an additional monthly charge of $0.02 per $1,000 of Specified Amount under the rider for the first ten years of coverage.
Additional Insured Riders may be purchased to provide coverage for the primary insured and the primary insured’s spouse and adult children.
This Rider terminates on the earliest of:
1.	the Rider anniversary date nearest the Additional Insured’s Attained Age 65;
2.	surrender or other termination of the Policy;
3.	the first Monthly Deduction Day after Our receipt of your written notice requesting termination of the Rider;
4.	the date of any full conversion under the Rider; or
5.	the end of the continuation period following the Primary Insured’s death.
Children’s Insurance Rider
This Rider provides $10,000 of level term insurance on each of the Primary Insured’s dependent children, until the earliest of:
1.	the first Monthly Deduction Day after Our receipt of your written notice requesting termination of the Rider;
2.	surrender or other termination of the Policy;
3.	the insured child reaches Attained Age 25 or is otherwise no longer eligible for coverage;
4.	the insured child converts the insurance coverage; or
5.	the Primary Insured’s Attained Age 75.
Before expiration of the term insurance on the life of a child and subject to certain conditions, the insured child may elect that the coverage be converted without evidence of insurability to certain other plans of insurance We offer. This Rider may be added at any time. If you elect this Rider, you will incur an additional monthly charge of $5.00. We assess a $5.00 monthly charge for the Rider regardless of the number of children insured under the Rider. We reserve the right to increase this charge to a maximum monthly rate of $6.00.
Guaranteed Purchase Option Benefit Rider
This Rider allows the Owner to purchase additional insurance coverage on the Primary Insured under the Base Policy up to six times without new evidence of insurability, without a change in the Primary Insured’s Underwriting Class, and at the premium rate then in effect for the Primary Insured’s Attained Age. The amount of the insurance purchased must be at least $10,000 and no more than $50,000. The Rider terminates on the earliest of:
1.	the Primary Insured’s Attained Age 40;
2.	the first Monthly Deduction Day after Our receipt of your written notice requesting termination of the Rider; or
3.	surrender or other termination of the Policy.
If this Rider is added, the Monthly Deduction will be increased based on a specified dollar rate per every $1,000 of guaranteed insurance benefit. A schedule of rates based on the Attained Age of the Insured accompanies the Rider. The Rider is available at Policy issue only.
Guaranteed Minimum Death Benefit Rider
This Rider provides a guarantee that, if the Surrender Value is not sufficient to cover a Monthly Deduction, and you pay premiums (less any loan balance and partial surrenders) equal to or in excess of the cumulative guaranteed minimum death benefit premium payment prior to the Monthly Deduction Day, the Policy will not lapse. If this Rider is added, the Monthly Deduction will be increased by $0.01 per every $1,000 of Specified Amount in force under the Policy. The Rider and the additional Monthly Deduction terminate on the earliest of:
1.	the first Monthly Deduction Day after Our receipt of your written notice requesting termination of the Rider;
2.	surrender or other termination of the Policy;
3.	the Primary Insured reaches Attained Age 65 or ten years after the Issue Date, whichever is later; or
4.	30 days after the Owner fails to pay the required premium.
If you elect this Rider, you limit your flexibility to make premium payments under the Policy. Payment of less than the Guaranteed Minimum Death Benefit Premium or missing a scheduled premium payment may cause this Rider to lapse. Taking a policy loan or partial surrender may also cause this Rider to lapse.
This Rider is available at Policy issue only and on policies under which Death Benefit Option 1 has been chosen and cannot be reinstated if it lapses.
Waiver of Monthly Deductions Rider
This Rider provides that, in the event of the Primary Insured’s total disability (as defined in the Rider) between Attained Ages 5 and 60 and continuing for at least 6 months, We will waive the Monthly Deductions until the end of the disability or age 95 (assuming total disability occurs before Attained Age 60), whichever comes first. This Rider may be added at any time up to the Primary Insured’s Attained Age 55. The Rider terminates on the earliest of:
1.	the first Monthly Deduction Day after Our receipt of your written notice requesting termination of the Rider;
2.	surrender or other termination of the Policy; or
3.	the Rider anniversary nearest the Primary Insured’s Attained Age 60.
If you elect this Rider, We will increase the monthly cost of insurance charge based on a separate schedule of rates for the Rider.
You may elect only one of the waiver options.
Waiver of Specified Premium Rider
This Rider provides that in the event of the Primary Insured’s total disability (as defined in the Rider) between Attained Ages 5 and 60 and continuing for at least 6 months, We will credit the specified premium payment identified in the Policy to the Policy on each Monthly Deduction Day while the Primary Insured is totally disabled. This Rider may be added at any time up to the Primary Insured’s Attained Age 55. The Rider terminates on the earliest of:
1.	the first Monthly Deduction Day after Our receipt of your written notice requesting termination of the Rider;
2.	surrender or other termination of the Policy; or
3.	the Rider anniversary nearest the Primary Insured’s Attained Age 60.
If you elect this Rider, We will add a monthly cost of insurance charge based on a separate schedule of rates per $1.00 of the monthly specified premium amount. Waiver of the specified premium may not be sufficient to keep the Policy from lapsing.
You may elect only one of the waiver options.

Sale of the Policies

We ceased offering the Policies to new purchasers in 2009.

You may, however continue to make payments to fund your Policy pursuant to its terms, and exercise other rights and options under your Policy, such as reallocations among investment options, partial withdrawals, loans and loan repayments, surrenders and changes in ownership. To that limited extent, the distribution with respect to outstanding Policies continues.

We entered into a distribution agreement, effective as of February 15, 2014, with Sunset Financial Services, Inc. (the “Distributor”), for the distribution and servicing of outstanding Policies. Pursuant to this agreement, the Distributor serves as principal underwriter for the Policies, and distributes and services the Policies through its registered representatives. The Distributor replaced American Family Securities, LLC, Our affiliate, which acted as principal underwriter and distributor for the Policies until February 14, 2014. The Distributor is not affiliated with Us. All commissions that were payable with respect to the Policies have been paid, and no commissions are or will become payable to the Distributor (or American Family Securities, LLC) or their respective registered representatives with respect to the Policies. The Distributor, however, may be reimbursed by Kansas City Life Insurance Company, the direct owner of the Distributor, for expenses incurred by the Distributor in providing distribution and servicing services for the Policies.

The Fidelity® Variable Insurance Products Fund makes payments to the Distributor under its distribution plans in consideration of services provided and expenses incurred by the Distributor in distributing Service Class 2 Fund shares available under the Policies. These payments may equal, on an annual basis, up to 0.25% of the average net assets of the Variable Account invested in the particular fund. The compensation received by the Distributor’s registered representatives is not affected by the payments received from the Fidelity® Variable Insurance Products Fund or the subaccounts selected by Owners.

Legal Proceedings
Like other life insurance companies, We are involved in lawsuits. In addition, We are from time to time, involved as a party to various governmental and administrative proceedings. Currently, there are no class action lawsuits or proceedings naming Us as a defendant or involving the Variable Account. In some lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation or proceeding cannot be predicted with certainty, We believe that at the present time, there are no pending or threatened lawsuits or proceedings that are reasonably likely to have a material adverse impact on the Variable Account, the ability of the Distributor to perform its contract with the Variable Account or the ability of American Family Life Insurance Company to meet its obligations under the Policy.

Business Disruption and Cyber Security Risks
We rely heavily on interconnected computer systems and digital data to conduct Our variable product business activities. Because Our variable product business is highly dependent upon the effective operation of Our computer systems and those of Our business partners, Our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential Owner information. Such systems failures and cyber-attacks affecting Us, the Portfolios, intermediaries and other affiliated or third-party service providers may adversely affect Us and your Cash Value. For instance, systems failures and cyber-attacks may interfere with Our processing of Policy transactions, including the processing of orders with the Portfolios, cause the release and possible destruction of confidential Owner or business information, impede order processing, subject Us and/or Our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the Portfolios invest, which may cause the Portfolios underlying your Policy to lose value. There can be no assurance that We or the Portfolios or Our service providers will avoid losses affecting your Policy due to cyber-attacks or information security breaches in the future.

Financial Statements
The financial statements for the Variable Account and the Company are contained in the Statement of Additional Information (the “SAI”). Our financial statements should be distinguished from the Variable Account’s financial statements and you should consider Our financial statements only as bearing upon Our ability to meet Our obligations under the Policies. For a free copy of these financial statements and/or the SAI, please call or write to Us at Our Administrative Service Center.

Vanguard® VIF Money Market Portfolio
Certain SEC rules limit beneficial ownership of shares of retail money market funds, such as the Vanguard VIF Money Market Portfolio, to “natural persons,” as defined in such rules. Institutional investors, such as corporations, partnerships and certain irrevocable trusts, are ineligible to beneficially own shares of retail money market funds, including the Vanguard VIF Money Market Portfolio. As such, variable contract owners that are institutional investors are not eligible to invest in the Vanguard VIF Money Market Portfolio Subaccount.

Glossary
Additional Premium Payment
A premium payment you make under the Policy other than a Planned Premium Payment.
Administrative Service Center
An office to which the Owner should direct all inquiries and correspondence regarding the Policy, including items such as Beneficiary changes and requests for surrender, partial surrenders and transfers. The address of the Administrative Service Center is P.O. Box 219409 Kansas City, Missouri 64121-9409. The telephone number of the Administrative Service Center is 1-877-781-3520.
AFLIC, the Company, We, Us, Our
American Family Life Insurance Company.
Application
The form completed by the Proposed Insured and/or Proposed Owner when applying for coverage under the Policy. This includes any:
•	amendments or endorsements;
•	Supplemental Applications; or
•	Reinstatement Applications.
Attained Age
The Insured’s age, at his/her nearest birthday.
Base Policy
The flexible premium variable universal life insurance policy, not including any Riders.
Beneficiary(ies)
The person(s) so named in the Application, unless later changed, to whom any death benefit is payable upon the death of an Insured, subject to the conditions and provisions of the Policy.
Business Day
A day when the New York Stock Exchange is open for trading, except for any day that a Subaccount’s corresponding investment option does not value its shares. Assets are valued at the close of the Business Day, the close of the New York Stock Exchange (typically 4:00 p.m. Eastern Time).
Cash Value
The sum of all values in the Fixed Account, Loan Account, and in each Subaccount.
Code
The Internal Revenue Code of 1986, as amended.
Death Benefit
The amount payable to the Beneficiary upon the death of the Primary Insured, according to the conditions and provisions of the Base Policy.
Excess Interest
Any interest credited in addition to the guaranteed interest in the Fixed Account.
Fixed Account
An account in which the Cash Value accrues interest at no less than a guaranteed minimum rate. The Fixed Account is part of Our general account.
Free-look Period
The period during which you may examine the Policy and receive a refund by either returning the Policy to Us or providing written notice of cancellation.
Fund
An open-end diversified management investment company or unit investment trust in which American Family Variable Account I invests.
General Account
All Our assets other than those allocated to the Variable Account or any other separate account. We have complete ownership and control of the assets of the general account.
Good Order
This means the actual receipt by Us of the instructions relating to a transaction in writing – or when appropriate by telephone – along with all forms, information, and supporting legal documentation (including any required consents) We require in order to effect the transaction. To be in “good order,” instructions must be sufficiently clear so that We do not need to exercise any discretion to follow such instructions.
Grace Period
A 61-day period after which a Policy will lapse if you do not pay the required premium payment.
Increase in Coverage
An increase in Specified Amount (except for an increase in Specified Amount due to a change in death benefit from Option 2 to Option 1) and any addition of or increase in an Additional Insured Rider or addition of a Children’s Insurance Rider.
Initial Specified Amount
The Specified Amount on the Policy Issue Date.
Insurance Proceeds
The amount We pay to the Beneficiary when We receive due proof of the Insured’s death.
Insured
The person named as the Primary Insured on the Application; or an Additional Insured covered under an Additional Insured Rider; or a Child Insured covered under a Children’s Insurance Rider.
Issue Age
The Insured’s age on his/her birthday nearest the Policy Date. A different Issue Age may apply to any Rider or Increase in Coverage subsequently added to the Policy.
Issue Date
The date shown on the Schedule that the Policy was issued. A Rider or Increase in Coverage subsequently added to the Policy will have its own Issue Date.
Lapse
When your Policy terminates without value after a grace period. You may reinstate a lapsed Policy, subject to certain conditions.

Loan Balance
The sum of all outstanding policy loans plus accrued loan interest.
Maturity Date
The date that the Policy ends if the Primary Insured is living. The Maturity Date is the Policy Anniversary date nearest the Primary Insured’s age 95 unless extended under the Extension of Maturity Date provision.
MEC
A modified endowment contract, as defined under the Code.
Minimum Premium
The amount necessary to guarantee the Policy will remain in force during the first five Policy Years. It is equal to the minimum monthly premium (as set forth in your Policy’s schedule page or an endorsement or amendment) multiplied by the number of months since the Policy Date (including the current month).
Monthly Deduction
The amount equal to the sum of:
•	the cost of insurance for the Base Policy; and
•	the cost of any Rider; and
•	a separate monthly policy fee and policy issue fee.
Monthly Deduction Day
The first Monthly Deduction Day is the Policy Date; thereafter, the Monthly Deduction Day is the same day of each month as the Policy Date.
Net Cash Value
The amount calculated as:
•	the Cash Value; less
•	the amount of any outstanding policy loans; less
•	any policy loan interest due.
Net Premium(s)
The amount of premium remaining after the Premium Charge has been deducted.
Non-Preferred Loan
An amount loaned under the Policy that is considered premiums paid.
Owner (you, your)
The person named in the Application as the Owner, unless later changed.
Planned Premium Payments
The amount you elect to pay under the Policy on a periodic basis. Planned Premium Payments serve as the basis for premium payment reminder notices. Payment of Planned Premium Payments may not necessarily keep the Policy in force.
Policy Anniversary
The same day and month as the Policy Date in each year following the first Policy Year.
Policy Date
The date shown on the Policy Schedule that determines:
•	each Policy Year;
•	each Policy Anniversary;
•	each Policy Month; and
•	the Attained Age of the Insured.
If the Policy Date would otherwise fall on the 29th, 30th, or 31st of the month, the Policy Date will be the 28th.
Policy Year
A year that starts on the Policy Date or on a Policy Anniversary.
Portfolio
A separate investment Portfolio of a fund. Each Subaccount invests exclusively in one Portfolio of a fund.
Preferred Loan
An amount loaned under the Policy that is considered all or part of the amount by which the Surrender Value exceeds premiums paid.
Premium Payments
All payments you make under the Policy other than repayments of indebtedness.
Primary Insured
The person named in the Application as the Primary Insured and on whose life We issue the Base Policy.
Proceeds
The amount We pay subject to the Policy’s provisions, upon:
•	the Maturity Date of the Policy; or
•	the surrender or partial surrender of the Policy.
Remittance Processing Center
An address to which the Owner should send all premium payments. The address of the Remittance Processing Center is P.O. Box 219399, Kansas City, Missouri 64121-9399.
Rider
Any document made a part of this Policy which adds or excludes benefits.
SEC
The Securities and Exchange Commission, a United States government agency.
Specified Amount
The amount We use in determining the insurance coverage on an Insured’s life.
Subaccount
A subdivision of the Variable Account. We invest each Subaccount’s assets exclusively in shares of one Portfolio.
Surrender
To terminate the Policy by signed request from the Owner and return of the Policy to Us at Our Administrative Service Center.
Surrender Value
An amount equal to:
•	the Cash Value; minus
•	the sum of the surrender charge and the loan balance.
The Surrender Value of the Policy is never less than zero.
Target Premium
An amount of premium payments based on the Specified Amount and the age of the Insured, used to compute the premium charge and the maximum sales commission.

Underwriting Class
The underwriting risk class of the Insured.
Valuation Period
The time between the close of business on a Business Day and the close of business on the next Business Day.
Variable Account
American Family Variable Account I.

Statement of Additional Information
Table of Contents
The SAI contains additional information about the Policy and the Variable Account. You can obtain the SAI (at no cost) by writing to Us at the address shown on Page 1 or by calling 1-877-781-3520 toll free. The following is the Table of Contents for the SAI.

To learn more about the Policy, you should read the Statement of Additional Information (SAI) dated the same date as this prospectus. The Table of Contents for the SAI appears on the last page of this prospectus. For a free copy of the SAI, to receive personalized illustrations of Death Benefits, Surrender Values, and Cash Values, and to request other information about the Policy, please call Us at 1-877-781-3520 (toll free) or write to Us at American Family Life Insurance Company, Administrative Service Center, P.O. Box 219409, Kansas City, Missouri 64121-9409.
The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about Us and the Policy. Information about Us and the Policy (including the SAI) may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Washington, D.C. 20549. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090.
Investment Company Act of 1940 Registration File No. 811-10097
Contract Identifier C000018145
All your protection under one roof*
American Family Life Insurance Company
Administrative Service Center – Kansas City, MO 64111
The American Family Variable Universal Life Insurance Series I policy is issued by American Family Life Insurance Company and distributed by Sunset Financial Services, Inc.
3520 Broadway, Kansas City, MO 64111
1-800-821-5529
© 2013

AMERICAN FAMILY VARIABLE ACCOUNT I
(Registrant)
AMERICAN FAMILY LIFE INSURANCE COMPANY
(Depositor)
Administrative Service Center
P.O. Box 219409
Kansas City, Missouri 64121-9409
1-877-781-3520
STATEMENT OF ADDITIONAL INFORMATION
Variable Universal Life Insurance Series I Policy
This Statement of Additional Information (“SAI”) contains additional information regarding the Variable Universal Life Insurance Series I policy (the “Policy”) offered by American Family Life Insurance Company (“AFLIC”). This SAI is not a prospectus and should be read together with the prospectus for the Policy dated May 1, 2019 and the prospectuses for the Fidelity® Variable Insurance Products Fund and Vanguard® Variable Insurance Funds. You may obtain a copy of these prospectuses by writing or calling Us at the address or phone number shown above. Capitalized terms in this SAI have the same meanings as in the prospectus for the Policy.
The date of this Statement of Additional Information is May 1, 2019.

Other Policy Information
The Policy
The Policy, application(s), policy schedule pages, and any Riders are the entire contract. Only statements made in an application can be used to void the Policy or to deny a claim. We assume that all statements in an application are made to the best of the knowledge and belief of the person(s) who made them, and, in the absence of fraud, those statements are considered representations and not warranties. We rely on those statements when We issue or change a Policy. As a result of differences in applicable state laws, certain provisions of the Policy may vary from state to state.
When Insurance Coverage Takes Effect
If We issue the Policy as applied for, full insurance coverage under the Policy will take effect on the Issue Date, provided sufficient payment has been received. If We issue a Policy other than as applied for, full insurance coverage will take effect upon the completion of all underwriting and owner payment for and acceptance of the Policy. Full insurance coverage under the Policy will not begin before the Issue Date set forth in the Policy.
Prior to the Issue Date, We may begin to deduct monthly deductions from your net premium, and We will allocate your premium minus the Monthly Deduction to the General Account until the Issue Date.
In any state other than Kansas, if you pay the minimum initial premium payment with your application, We may give you a conditional receipt which provides insurance coverage prior to the Issue Date.
This means that, subject to Our underwriting requirements and subject to a maximum limitation on insurance coverage amount, insurance coverage will become effective on the effective date We specified in the conditional receipt. The effective date will be the latest of (i) the date of completion of the application, (ii) the date of completion of all medical exams and tests We require, (iii) the date requested in the application, and (iv) the date any required amendments have been signed.
In the state of Kansas, temporary insurance coverage may be provided prior to the Issue Date under the terms of a temporary insurance agreement for receipt of the minimum initial premium payment and application. In accordance with Our underwriting rules, temporary insurance coverage may not exceed the lesser of the Specified Amount applied for or $1,000,000 and will remain in effect until the earlier of the date insurance coverage takes effect under the Policy or the date We mail notice of termination and refund the premium payment.
As provided for under state insurance law, you, to preserve insurance age, may be permitted to backdate the Policy. In no case may the Policy Date be more than 14 days prior to the date the application was completed. We will make Monthly Deductions for the backdated period on the Issue Date.
Our Right to Contest the Policy
In issuing the Policy, We rely on all statements made by or for you and/or the Insured(s) in the application or in a supplemental application. Therefore, We may contest the validity of the Policy based on material misstatements made in the application (or any supplemental application).
However, We will not contest the Policy after the Policy has been in force during the Primary Insured’s lifetime for two years. Likewise, We will not contest any increase in coverage, or any reinstatement of the Policy that requires evidence of insurability, after such increase or reinstatement has been in effect during the Primary Insured’s lifetime for two years. However, different states may prescribe different time periods in which We can contest the validity of a Policy. Please consult your Policy.
We may contest the validity of any Rider that provides benefits for total disability or accidental death at any time on the grounds of fraudulent misrepresentation.
Misstatement of Age or Gender
If the Insured’s age or gender was stated incorrectly in the application, We will adjust the death benefit and any benefits provided by Riders to the amount that would have been payable at the correct age and gender.
Suicide Exclusion
If the Primary Insured commits suicide, while sane or insane, within two years of the Issue Date, the Policy will terminate and Our liability will be limited to an amount equal to the premiums paid, less any indebtedness, less any partial surrenders and less any dividends previously paid.
If the Primary Insured commits suicide, while sane or insane, within two years from the effective date of any increase in coverage, the Policy will terminate and Our liability with respect to the amount of increase will be limited to the sum of the Monthly Deductions for the cost of the increase.
3

Certain states may require suicide exclusion provisions that differ from those described herein.
Ownership Rights
You, as the Owner, may exercise certain rights under the Policy, including the following:
Selecting and Changing the Beneficiary
•
You designate the Beneficiary (the person to receive the insurance proceeds when the Insured dies) and the contingent Beneficiary (the person to receive the insurance proceeds if no primary Beneficiary is alive when the Insured dies) in the application.

•
You may designate more than one Beneficiary and/or contingent Beneficiary. If you designate more than one primary or contingent Beneficiary, then each such primary or contingent Beneficiary that survives the Insured shares equally in any insurance proceeds unless the Beneficiary designation states otherwise.

•	If there is not a designated Beneficiary or contingent Beneficiary surviving at the Insured’s death, We will pay the insurance proceeds to the Owner, if living, or the Owner’s estate.
•
Subject to the rights of any irrevocable Beneficiary or assignee, you can change the Beneficiary while the Insured is living by providing a written notice satisfactory to Us. If We approve, the change is effective as of the date you complete and sign the written notice, regardless of whether the Insured is living when We receive the notice. We are not liable for any payment or other actions We take before We receive your written notice.

•	A Beneficiary generally may not pledge, commute, or otherwise encumber or alienate payments under the Policy before they are due.
Changing the Owner
•
You may change the Owner at any time while the Primary Insured is alive by providing a written notice satisfactory to Us. If We approve, the change is effective as of the date you complete and sign the written notice, regardless of whether the Primary Insured is living when We receive the request.

•	We are not liable for any payment or other actions We take before We receive your written notice.
•	Changing the Owner does not automatically change the Beneficiary.
•	Changing the Owner may have tax consequences. You should consult a tax adviser before changing the Owner.
Assigning the Policy
•	You may assign Policy rights while the Primary Insured is alive by submitting written notice to Us.
•	Your interests and the interests of any Beneficiary or other person will be subject to any assignment unless the Beneficiary was designated an irrevocable Beneficiary before the assignment.
•	You retain any Ownership rights that are not assigned.
•	We are not:
•	bound by any assignment unless We receive a written notice satisfactory to Us of the assignment;
•	responsible for validity of any assignment or determining the extent of an assignee’s interest; or
•	liable for any payment We make before We receive written notice of the assignment.
•	Assigning the Policy may have tax consequences. You should consult a tax adviser before assigning the Policy.
Changing Death Benefit Options
The following rules apply to any change in death benefit options:
•	You must submit a written request for any change in death benefit options.
•	We will require evidence of insurability satisfactory to Us for a change from Option 1 to Option 2.
•	The effective date of the change in death benefit option will be the Monthly Deduction Day on or following the date when We approve your request for a change.
If you change from Option 1 to Option 2:
•
We will first decrease the Specified Amount (beginning with the most recent increase, then the next most recent increases in succession, and then the initial Specified Amount) and then any applicable Rider coverage amounts by the Cash Value on the effective date of the change.

•	The death benefit will NOT change on the effective date of the change.
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•
The Minimum Premium may change. There will be a relative increase in the cost of insurance charges over time because the net amount at risk will remain level rather than decrease as the Cash Value increases (unless the death benefit is based on the applicable percentage of Cash Value).

•
If the Specified Amount or applicable Rider coverage amount would be reduced to less than the minimum initial Specified Amount or minimum amount in which the Policy or applicable Rider could be issued, then We will not allow the change in death benefit option.

If you change from Option 2 to Option 1:
•	The Specified Amount will be increased by the Cash Value on the effective date of the change.
•	The death benefit will NOT change on the effective date of the change.
•	The Minimum and Target Premium may change.
•	Unless the death benefit is based on the applicable percentage of Cash Value, if the Cash Value increases, the net amount at risk will decrease over time thereby reducing the cost of insurance charge.
Underwriting Classes
We currently have four underwriting classes: Select, Preferred, Nonsmoker, and Regular.
•	The Select underwriting class is only available if the Specified Amount equals or exceeds $150,000.
•	In an otherwise identical Policy, an Insured in the Select class will have a lower cost of insurance rate than an Insured in the Regular class.
•	Nonsmoking Insureds will generally incur lower cost of insurance rates than Insureds who are classified as smokers (i.e., Regular Class).
Loan Interest
Charged Loan Interest. Charged interest is due and payable at the end of each Policy Year. Unpaid interest becomes part of the outstanding loan and accrues interest if it is not paid by the end of the Policy Year.
Earned Loan Interest. We transfer earned loan interest to the Subaccounts and/or the Fixed Account and recalculate collateral: (a) when loan interest is paid or added to the loaned amount; (b) when a new loan is made; and (c) when a loan repayment is made. A transfer to or from the Loan Account will be made to reflect any recalculation of collateral. At any time, the amount of the loan balance under a Policy equals the sum of all loans (including due and unpaid charged interest added to the loan amount) minus any loan repayments.
We may credit the Loan Account with an interest rate different than the rate credited to net premium payments allocated to the Fixed Account.
Effect of Policy Loans
A loan, whether or not repaid, affects the Policy, the Cash Value, the Surrender Value, and the death benefit. The insurance proceeds and Surrender Value include reductions for the loan balance. Repaying a loan causes the death benefit and Surrender Value to increase by the amount of the repayment. As long as a loan is outstanding, We hold an amount as collateral for the loan in the Loan Account. This amount is not affected by the investment performance of the Subaccounts and may not be credited with the interest rates accruing on the Fixed Account. Amounts transferred from the Variable Account to the Loan Account will affect the Cash Value, even if the loan is repaid, because We credit these amounts with an interest rate We declare rather than with a rate of return that reflects the investment performance of the Variable Account.
Accordingly, the effect on the Cash Value and death benefit could be favorable or unfavorable, depending on whether the investment performance of the Subaccounts and the interest credited to the Fixed Account is less than or greater than the interest being credited on the assets in the Loan Account while the loan is outstanding. Compared to a Policy under which no loan is made, values under a Policy with an outstanding loan will be lower when the earned interest rate is less than the investment performance of assets held in the Subaccounts and interest credited to the Fixed Account.
The longer a loan is outstanding, the greater the effect of a policy loan is likely to be.
There are risks involved in taking a loan, including the potential for a Policy to lapse if projected earnings, taking into account outstanding loans, are not achieved. If the Policy is a MEC, then a loan will be treated as a partial surrender for Federal income tax purposes. A loan may also have possible adverse tax consequences that could occur if a Policy lapses with loans outstanding. In addition, if a loan is taken from a Policy that is part of a plan subject to the Employee Retirement Income Security Act of 1974 (“ERISA”), the loan will be treated as a “prohibited transaction” subject to certain penalties unless additional ERISA requirements are satisfied. The Owner of such a Policy should seek competent advice before requesting a policy loan.
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Payments We Make
We usually pay the amounts of any surrender, partial surrender, insurance proceeds, loan, or settlement options within seven days after We receive all applicable written notices, permitted telephone requests, and/or due proofs of death. However, We can postpone these payments if:
•	the New York Stock Exchange is closed, other than customary weekend and holiday closing, or trading on the New York Stock Exchange is restricted as determined by the SEC; or
•	the SEC permits, by an order, the postponement of any payment for the protection of Owners; or
•	the SEC determines that an emergency exists that would make the disposal of securities held in the Variable Account or the determination of their value not reasonably practicable.
If, under SEC rules, the Vanguard VIF Money Market Portfolio suspends payments of redemption proceeds in connection with a liquidation of the Portfolio, We will delay payment of any transfer, partial surrender, surrender, loan or death benefit from the Vanguard VIF Money Market Portfolio Subaccount, as applicable, until the Portfolio is liquidated. In addition, if, under SEC rules, Vanguard VIF Money Market Portfolio suspends payments of redemption proceeds in connection with the implementation of liquidity gates by the Portfolio, We will delay payment of any transfer, partial surrender, surrender, loan or death benefit from the Vanguard VIF Money Market Portfolio Subaccount until the removal of such liquidity gates.
If, under SEC rules, the Fidelity® VIP Government Money Market Portfolio suspends payments of redemption proceeds in connection with the liquidation of the Portfolio, we will delay payment of any transfer, partial surrender, surrender, or death benefit from the Fidelity® VIP Government Money Market Portfolio Subaccount until the Portfolio is liquidated.
If, under SEC rules, the Vanguard VIF Money Market Portfolio decides to impose a liquidity fee on redemptions from the Portfolio, We will assess the liquidity fee against Cash Value you withdraw or transfer from the Vanguard VIF Money Market Portfolio Subaccount.
We have the right to defer payment of amounts from the Fixed Account for up to six months after receipt of the written notice. We will pay interest on any payment deferred for 30 days or more at an annual rate of 3%.
If you have submitted a check or draft to Our Remittance Processing Center, We have the right to defer payment of surrenders, partial surrenders, insurance proceeds, or payments under a settlement option until the check or draft has been honored.
If mandated under applicable law, the Company may be required to block a policy owner’s account and thereby refuse to pay any request for transfer, surrender, partial surrender, loan or death proceeds, until instructions are received from the appropriate regulator. The Company may also be required to provide information about you and your account to government regulators.
Dollar Cost Averaging
On each dollar cost averaging transfer day, We will automatically transfer equal amounts (minimum $250) from the Money Market Subaccount to your designated “destination accounts” in the percentages selected. You may have multiple destination accounts. To participate in dollar cost averaging, you must place at least $1,000 in the Money Market Subaccount.
If you have elected dollar cost averaging, the program will start on the first Business Day after the latest of:
1.	The Policy Date;
2.	When the Cash Value of the Money Market Subaccount equals or exceeds the minimum amount stated above; or
3.	The date requested.
Dollar Cost Averaging will end if:
•	We receive your written request to cancel your participation;
•	the Cash Value in the Money Market Subaccount is depleted;
•	the specified number of transfers has been completed; or
•	the Policy enters the grace period.
You will receive written notice confirming each transfer and when the program has ended. You are responsible for reviewing the confirmation to verify that the transfers are being made as requested. A transfer under this program is NOT considered a transfer for purposes of assessing the transfer fee.
You cannot choose dollar cost averaging if you are participating in the automatic asset reallocation program.
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Automatic Asset Reallocation
To participate in the automatic asset reallocation program:
•	you must elect this feature in the application or after issue by submitting an automatic asset reallocation request form satisfactory to Us to Our Administrative Service Center.
Any reallocation which occurs under the automatic asset reallocation program will NOT be counted towards the 12 “free” transfers allowed during each Policy Year. You can end this program at any time.
Automatic asset reallocation will end if:
•	We receive your written request to terminate the program.
You cannot choose automatic asset reallocation if you are participating in the dollar cost averaging program.
Payment of Policy Benefits
Benefit Payable on Maturity Date. If the Primary Insured is living on the Maturity Date (at Primary Insured’s age 95), We will pay you the Cash Value less any loan balance and any unpaid Monthly Deductions. Insurance coverage under the Policy will then end. Payment will generally be made within seven days of the Maturity Date. Prior to the Maturity Date, you may elect to continue the Policy beyond Primary Insured’s Attained Age 95 under the extension of Maturity Date provision. Under this provision, the Maturity Date is the date of the Primary Insured’s death.
Insurance Proceeds. Insurance proceeds will ordinarily be paid to the Beneficiary within seven days after We receive proof of the Insured’s death and all other requirements are satisfied, including receipt by Us at Our Administrative Service Center, of all required documents. Generally, We determine the amount of a payment from the Variable Account as of the date of death. We pay insurance proceeds in a lump sum by either issuing a check or, at the Beneficiary’s option, by establishing a Retained Asset Account in the Beneficiary’s name, unless you or the Beneficiary have selected an alternative settlement option. We pay interest on the insurance proceeds as required by state law.
Policy Termination
Your Policy will terminate on the earliest of:
•	the Maturity Date;
•	the end of the grace period without a sufficient payment;
•	the date the Primary Insured dies; or
•	the date you surrender the Policy.
Supplemental Benefits and Riders
We offer the following Riders offering supplemental benefits under the Policy:
Accelerated Death Benefit Rider
You may choose to add the Accelerated Death Benefit Rider (the “ACDB Rider”) to your Policy at any time. The terms of the ACDB Rider may vary from state-to-state.
Generally, the ACDB Rider allows you to receive an accelerated payment of part of the Policy’s death benefit when the Primary Insured develops a non-correctable medical condition which is expected to result in his or her death within 12 months (24 months in IL, KS, and WA).
Receipt of the accelerated death benefit could affect your eligibility to receive a government sponsored benefit.
Tax Consequences of the ACDB Rider. The Federal income tax consequences associated with adding the ACDB Rider or receiving the accelerated death benefit are uncertain. You should consult a tax adviser before adding the ACDB Rider to your Policy or requesting an accelerated death benefit.
Amount of the Accelerated Death Benefit. The ACDB Rider provides for a maximum accelerated death benefit payment equal to the lesser of 75% of the death benefit under the policy or $250,000. The accelerated death benefit paid will be reduced by any loan balance, and unpaid premiums due.
Conditions for Receipt of the Accelerated Death Benefit. To receive an accelerated death benefit payment, the Policy must be in force, the Policy must have a Specified Amount of at least $25,000, and you must submit a written request (and such request must not be within three years of the Policy’s termination date), proof of eligibility, and a completed claim form to Us. Proof of eligibility means a

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written certification (described more fully in the ACDB Rider) in a form acceptable to Us from a treating physician stating that the Primary Insured has a terminal illness. See the ACDB Rider for other conditions that apply.
We may request additional medical information from the Primary Insured’s physician and/or may require an independent physical examination (at Our expense) before approving the claim for payment of the accelerated death benefit. We will not approve a claim for an accelerated death benefit payment if:
1.	the terminal illness is the result of intentionally self-inflicted injury; or
2.	you are required to elect the payment in order to meet the claims of creditors or to obtain a government benefit.
Operation of the ACDB Rider. The Accelerated Death Benefit is treated as a lien against the Policy’s values and the Policy’s death benefit. The Surrender Value of the Policy after the payment of the accelerated death benefit is the Surrender Value provided under the Policy minus the accelerated death benefit and accumulated interest. (Different states may require We calculate the Surrender Value differently, so please consult your Policy). If any loan interest payments are required to keep the Policy in force, a notice of termination will be mailed to the Owner’s last known address or to that of any assignee of record at Our Administrative Service Center, at least 31 days before the Policy would terminate.
Effect on Existing Policy. The insurance proceeds otherwise payable at the time of a Primary Insured’s death will be reduced by the amount of the accelerated death benefit lien and accrued interest thereon. The Surrender Value will also be reduced by the amount of any outstanding accelerated death benefit plus accrued interest. Therefore, depending upon the size of the accelerated death benefit, this may result in the Surrender Value being reduced to zero. There is no charge for the ACDB Rider.
If the Waiver of Monthly Deduction Benefit Rider or Waiver of Specified Premium Rider is attached to the Policy and is in force at the time of a claim for the ACDB Rider, We will then waive the monthly deduction or credit the Specified Premium, respectively, for the Policy.
Termination of the ACDB Rider. The ACDB Rider will terminate on the earliest of:
1.	Our receipt of your written notice requesting termination of the Rider; or
2.	surrender or other termination of the Policy.
Accidental Death Benefit Rider
This Rider provides additional insurance coverage in the event of the accidental death (as defined in the Rider) of the Primary Insured. You may elect to add this Rider at any time before the Primary Insured’s Attained Age 55. The accidental death benefit must be at least $25,000 and no more than $100,000. The Rider terminates on the earliest of: (1) the Primary Insured’s Attained Age 65; (2) the first Monthly Deduction Day after Our receipt of your written notice requesting termination of the Rider; (3) surrender or other termination of the Policy. If you elect this Rider, the Monthly Deduction will be increased by $0.09 per $1,000 of accidental death benefit insurance coverage.
Additional Insured Rider
This Rider provides insurance coverage for an additional Insured, including for purposes of this Rider, the Primary Insured. You may elect this Rider at any time while the additional Insured is between Attained Ages 18 and 60. All coverage under this Rider ends on the Rider anniversary nearest the additional Insured’s Attained Age 65. The coverage for the additional Insured must be at least $25,000 and no more than 10 times the insurance coverage under the Policy. If you elect this Rider, you will incur an additional cost of insurance charge under a separate schedule of monthly cost of insurance charges and an additional monthly charge of $0.02 per $1,000 of Specified Amount under the rider for the first ten years of coverage.
Children’s Insurance Rider
This Rider provides $10,000 of level term insurance on each of the Primary Insured’s dependent children, until the earliest of: (1) the first Monthly Deduction Day after Our receipt of your written notice requesting termination of the Rider; (2) surrender or other termination of the Policy; (3) the insured child reaches Attained Age 25 or is otherwise no longer eligible for coverage; (4) the insured child converts the insurance coverage; or (5) the Primary Insured’s Attained Age 75. Before expiration of the term insurance on the life of a child and subject to certain conditions, the insured child may elect that the coverage be converted without evidence of insurability to certain other plans of insurance We offer. This Rider may be added at any time. If you elect this Rider, you will incur an additional monthly charge of $5.00. We reserve the right to increase this charge to a maximum monthly rate of $6.00.
Guaranteed Purchase Option Benefit Rider
This Rider allows the Owner to purchase additional insurance on the Primary Insured under the Base Policy up to six times without new evidence of insurability, without a change in the Primary Insured’s Underwriting Class, and at the premium payment rate then in effect for the Primary Insured’s Attained Age. The amount of the insurance purchased must be at least $10,000 and no more than $50,000. The Rider terminates on the earliest of: (1) the Primary Insured’s Attained Age 40; (2) the first Monthly Deduction Day after Our receipt of your written notice requesting termination of the Rider; or (3) surrender or other termination of the Policy. If this Rider
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is added, the Monthly Deduction will be increased based on a specified dollar rate per every $1,000 of guaranteed insurance benefit. A schedule of rates based on the Attained Age of the Insured accompanies the Rider. The Rider is available at Policy issue only.
Guaranteed Minimum Death Benefit Rider
This Rider provides a guarantee that, if the Surrender Value is not sufficient to cover the Monthly Deductions, and you pay premiums (less any loan balance and partial surrenders) equal to or in excess of the cumulative guaranteed minimum death benefit premium payment prior to the Monthly Deduction Day, the Policy will not lapse. If this Rider is added, the Monthly Deduction will be increased by $0.01 per every $1,000 of Specified Amount in force under the Policy. The Rider and the additional Monthly Deduction terminate on the earliest of: (1) the first Monthly Deduction Day after Our receipt of your written notice requesting termination of the Rider; (2) surrender or other termination of the Policy; (3) the Primary Insured reaches Attained Age 65 or ten years after the Issue Date, whichever is later; or (4) 30 days after the Owner fails to pay the required premium. This Rider is available at Policy issue only and on policies under which Death Benefit Option 1 has been chosen and cannot be reinstated if it lapses.
Waiver of Monthly Deductions Rider
This Rider provides that, in the event of the Primary Insured’s total disability (as defined in the Rider) between Attained Ages 5 and 60 and continuing for at least 6 months, We will waive the Monthly Deductions until the end of the disability or age 95, whichever comes first. This Rider may be added at any time up to the Primary Insured’s Attained Age 55. The Rider terminates on the earliest of: (1) the first Monthly Deduction Day after Our receipt of your written notice requesting termination of the Rider; (2) surrender or other termination of the Policy; or (3) the Rider anniversary nearest the Primary Insured’s Attained Age 60, in the event the Primary Insured does not have a total disability (as defined in the Rider) at that time. (You may elect only this Rider or the Waiver of Specified Premiums Rider.) If you elect this Rider, We will increase the monthly cost of insurance charge based on a separate schedule of rates for the Rider.
Waiver of Specified Premium Rider
This Rider provides that in the event of the Primary Insured’s total disability (as defined in the Rider), between ages 5 and 60 and which continues for at least 6 months, We will credit the specified premium payment identified in the Policy to the Policy on each Monthly Deduction Day while the Primary Insured is totally disabled. This Policy may be added at any time up to the Primary Insured’s Attained Age 55. The Rider terminates on the earliest of: (1) the first Monthly Deduction Day after Our receipt of your written notice requesting termination of the Rider; (2) surrender or other termination of the Policy; or (3) the Rider anniversary nearest the Primary Insured’s Attained Age 60. (You may elect only this Rider or the Waiver of Monthly Deductions Rider.) If you elect this Rider, We will add a monthly cost of insurance charge based on a separate schedule of rates per $1.00 of the monthly specified premium amount. Credit of the specified premium may not be sufficient to keep the Policy in force.
Performance Data
Hypothetical Illustrations
In order to demonstrate how the actual investment performance of the portfolios could have affected the death benefit, Cash Value, and Surrender Value of the Policy, We may provide hypothetical illustrations using the actual investment performance of each portfolio since its inception. These hypothetical illustrations are designed to show the performance that could have resulted if the policy had been in existence during the period illustrated and are not indicative of future performance.
The values We illustrate for death benefit, Cash Value, and Surrender Value take into account all applicable charges and deductions from the Policy (current and guaranteed), the Variable Account, and the portfolios. We have not deducted charges for any Riders. These charges could lower the performance figures significantly if reflected.
Yields and Total Returns
We may advertise and disclose historic performance data for the Subaccounts, including yields and annual total returns of the Subaccounts. These figures are based on historical earnings and do not indicate or project future performance.
In advertising and sales literature, the performance of each Subaccount may be compared to the performance of other variable life insurance issuers in general or to the performance of particular types of variable life insurance investing in mutual funds, or investment series of mutual funds with investment objectives similar to each of the Subaccounts. Lipper Analytical Services, Inc. (“Lipper”) and Variable Annuity Research Data Service (“VARDS”) are independent services that monitor and rank the performance of variable life insurance issuers in major categories of investment objectives on an industry-wide basis. The performance analyses prepared by Lipper and VARDS each rank these issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees, or certain expense deductions at the separate account level into consideration. In addition, VARDS prepares risk adjusted rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives. In addition to Lipper and VARDS, we also may rely on other third-party independent services to provide similar information.
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Advertising and sales literature may also compare the performance of each Subaccount to the Standard & Poor’s Composite Index of 500 stocks, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any “deduction” for the expense of operating or managing an investment portfolio. Other independent ranking services and indices may also be used as sources of performance comparison.
We may also report other information, including the effect of tax-deferred compounding on a Subaccount’s investment returns, or returns in general, which may be illustrated by tables, graphs, or charts. All income and capital gains derived from Subaccount investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the underlying portfolio’s investment experience is positive.
Performance information reflects only the performance of a hypothetical investment during the particular time period on which the calculations are based. Average annual total return figures are based on historical earnings and are not intended to indicate future performance. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the underlying portfolio in which a Subaccount invests and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.
You also should refer to your personalized illustrations which illustrate variations of the death benefit, policy values, and accumulated payments under your Policy.
Money Market Subaccount Yields
Advertisements and sales literature may quote the current annualized yield of the Money Market Subaccount for a seven-day period in a manner that does not take into consideration any realized or unrealized gains or losses, or income other than investment income, on shares of the Money Market portfolio.
We compute this current annualized yield by determining the net change (not including any realized gains and losses on the sale of securities, unrealized appreciation and depreciation, and income other than investment income) at the end of the seven-day period in the value of a hypothetical Subaccount under a Policy having a balance of one unit of the Money Market Subaccount at the beginning of the period. We divide that net change in Subaccount value by the value of the hypothetical Subaccount at the beginning of the period to determine the base period return. Then We annualize this quotient on a 365-day basis. The net change in account value reflects (i) net income from the Money Market portfolio in which the hypothetical Subaccount invests; and (ii) a deduction for the mortality and expense risk charge. The current annualized yield does not reflect deductions for the Premium Charge, cost of insurance charge, policy fee, charges for Riders, surrender charge, partial surrender charge and transfer charge. If these charges were deducted, performance would be significantly lower.
We may also disclose the effective yield of the Money Market Subaccount for the same seven-day period, determined on a compounded basis. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Subaccount is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.
The Money Market Subaccount yield is lower than the Money Market portfolio’s yield because of the charges and deductions that the Policy imposes.
The current and effective yields on amounts held in the Money Market Subaccount normally fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Money Market Subaccount’s actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market portfolio, the types and quality of securities held by the Money Market portfolio and that portfolio’s operating expenses. During extended periods of low interest rates, the yields of the Money Market Subaccount (or any Subaccount investing in a money market portfolio) may also become extremely low and possibly negative. We may also present yields on amounts held in the Money Market Subaccount for periods other than a seven-day period.
Average Annual Total Returns for the Subaccounts
Sales literature or advertisements may quote average annual total returns for one or more of the Subaccounts for various periods of time. If We advertise total return for the Money Market Subaccount, then those advertisements and sales literature will include a statement that yield more closely reflects current earnings than total return.
Until a Subaccount has been in operation for 10 years, we will include quotes of average annual total return for the period measured from the Subaccount’s inception. When a Subaccount has been in operation for one, five, and ten years, respectively, We will provide the average annual total return for these periods. We may also disclose average annual total returns for other periods of time. Average annual total return for the Subaccounts may include information for the period before any policies were registered under the Securities Act of 1933, from the inception of the Subaccounts, with the level of Policy charges currently in effect.
The total return of a Subaccount refers to return quotations assuming an investment under a Policy has been held in the Subaccount for various periods of time including, but not limited to, a period measured from the date the Subaccount commenced operations. For
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periods prior to the date a Subaccount commenced operations, performance information for Policies funded by that Subaccount may also be calculated based on the performance of the corresponding portfolio and the assumption that the Subaccount was in existence for the same periods as those indicated for the portfolio, with the current level of Policy charges. Average annual total returns represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Policy to the value of that investment (reflecting only Common Charges, as explained below) as of the last day of each of the periods. Each period’s ending date for which We provide total return quotations will be for the most recent calendar quarter-end practicable, considering the type of the communication and the media through which it is communicated. Average annual total return information shows the average percentage change in the value of an investment in the Subaccount from the beginning date of the measuring period to the end of that period. Average annual total returns reflect total underlying portfolio expenses and certain Policy fees and charges assumed to apply to all Policy Owners, including the initial administrative charge, monthly administrative charge, and insurance charge (“Common Charges”). However, charges such as premium charges, surrender and partial surrender charges, and cost of insurance charges, which are based on certain factors, such as issue age or actual Attained Age, underwriting class, duration of the Policy or Specified Amount, and which therefore vary with each Policy, are not reflected in average annual total returns, nor are any charges assessed on surrender or partial surrender, transfer, or increase in Specified Amount (“Non-Common Charges”). If Non-Common Charges were deducted, performance would be significantly lower.
Because of the charges and deductions imposed under a Policy, performance data for the Subaccounts will be lower than performance data for their corresponding portfolios. The performance of a Subaccount will be affected by expense reimbursements and fee waivers applicable to their corresponding portfolios. Without these reimbursements and waivers, performance would be lower. The funds provide the portfolios’ performance data. We derive Subaccount performance data from the data that the funds provide and rely on the funds’ data. While we have no reason to doubt the accuracy of the figures provided by these non-affiliated funds, we do not represent that they are true and complete, and disclaim all responsibility for these figures. Performance for any given past period is not an indication or representation of future performance. The performance of each Subaccount will fluctuate on a daily basis.
From time to time, sales literature or advertisements may also quote average annual total returns for periods prior to the date a Subaccount commenced operations. This performance information for the Subaccounts will be calculated based on the performance of the portfolios and the assumption that the Subaccounts were in existence for the same periods as those indicated for the portfolios, with the level of Policy charges currently in effect.
Additional Information
Sale of the Policies
We ceased offering the Policies to new purchasers in 2009.
Sunset Financial Services, Inc. (the “Distributor”) serves as principal underwriter for the Policies. The Distributor is located at 3520 Broadway, Kansas City, Missouri, 64111. The Distributor was organized as a corporation under Washington state laws in 1964 and is wholly owned by Kansas City Life Insurance Company. The Distributor is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions of the states in which it operates, and is a member of the Financial Industry Regulatory Authority, Inc. (FINRA).
More information about the Distributor and its registered persons is available at http://brokercheck.finra.org or by calling the FINRA BrokerCheck at toll-free (800) 289-9999.
On February 15, 2014, the Distributor replaced American Family Securities, LLC, which served as principal underwriter of the Policies until then. No compensation is payable to the Distributor by Us under the Distribution Agreement, and its operating expenses (including compensation of its registered persons involved in carrying out the Distributor’s responsibilities under the Distribution Agreement) are paid by Kansas City Life Insurance Company. However, commissions were payable by Us to American Family Securities, LLC under the agreement in effect when American Family Securities, LLC served as principal underwriter for the Policies. Prior to transferring the distribution functions for the Policies to the Distributor in February 2014, American Family Securities, LLC and AFLIC amended their distribution agreement to commute the commission obligations payable to the individuals and managers registered with American Family Securities, LLC. Consequently, American Family Securities, LLC received commissions with respect to the Policies in the following amounts during the periods indicated:
Fiscal Year	Aggregate Amount of Commissions Paid to American Family Securities, LLC*	Aggregate Amount of Commissions Retained by American Family Securities, LLC After Payments to its Registered Representatives**
2018	$0	None
2017	$0	None
2016	$0	None

*	Includes sales compensation paid to registered representatives of the Distributor.
**
All commissions that were payable with respect to the Policies have been paid, and no commissions are or will become payable to the Distributor (or American Family Securities, LLC) or their respective registered representatives with respect to the Policies.

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American Family Securities, LLC passed through commissions it received to individuals and their managers who were registered with American Family Securities, LLC at the time the Policies were sold. American Family Securities, LLC did not retain any portion of the commissions in return for its services as distributor for the Policies. However, American Family and American Family Mutual Insurance Company, S.I. paid all of the operating and other expenses of American Family Securities, LLC when that agreement was in effect.
Potential Conflicts of Interest
In addition to the Variable Account, the portfolios may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the portfolios simultaneously. Although neither We nor the portfolios currently foresee any such disadvantages, either to variable life insurance policy owners or to variable annuity contract owners, each portfolio’s Board of Directors (Trustees) will monitor events in order to identify any material conflicts between the interests of these variable life insurance policy owners and variable annuity contract owners, and will determine what action, if any, it should take. This action could include the sale of portfolio shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example: (1) changes in state insurance laws; (2) changes in Federal income tax laws; or (3) differences in voting instructions between those given by variable life insurance policy owners and those given by variable annuity contract owners.
If a portfolio’s Board of Directors (Trustees) were to conclude that separate portfolios should be established for variable life insurance and variable annuity separate accounts, We will bear the attendant expenses, but variable life insurance policy owners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined portfolio.
The portfolios may also sell shares directly to certain pension and retirement plans qualifying under Section 401 of the Code. As a result, there is a possibility that a material conflict may arise between the interests of Owners of this Policy or other policies or contracts (including policies issued by other companies), and such retirement plans or participants in such retirement plans. In the event of any such material conflicts, We will consider what action may be appropriate, including removing the portfolio as an investment option under the Policies or replacing the portfolio with another portfolio.
Legal Developments Regarding Unisex Actuarial Tables
In 1983, the United States Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employee’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. In that case, the Supreme Court applied its decision only to benefits derived from contributions made on or after August 1, 1983. Subsequent decisions of lower Federal courts indicate that, in other factual circumstances, the Title VII prohibition of sex-distinct benefits may apply at an earlier date. In addition, legislative, regulatory, or decisional authority of some states may prohibit the use of sex-distinct mortality tables under certain circumstances. The Policies offered by this prospectus are based upon actuarial tables which distinguish between men and women and, thus, the Policy provides different benefits to men and women of the same age. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of these authorities on any employment-related insurance or benefits program before purchasing the Policy and in determining whether a Policy is appropriate.
Reports to Owners
At least once each year, We will send you a report showing the following information as of the end of the report period:
•	the current Cash Value, Fixed Account Cash Value, and Subaccount Cash Values
•	the current Surrender Value
•	the current death benefit
•	the current loan balance
•	any activity since the last report (e.g., premium payments, partial surrenders, charges, and any loan transactions)
•	any other information required by law.
In addition, We will send you a statement showing the status of the Policy following the transfer of amounts from one Subaccount to another (including automatic asset reallocation and dollar cost averaging), the taking of a loan, the repayment of a loan, a partial surrender, and the payment of any premiums (excluding those paid by bank draft or otherwise under the automatic payment plan).
We can prepare a similar report for you at other times for a reasonable fee. We may limit the scope and frequency of these requested reports.
We will send you a semi-annual report containing the financial statements of each portfolio in which you are invested.

12

Records
We will maintain all records relating to the Variable Account and the Fixed Account at Our Administrative Service Center.
Legal Matters
Eversheds Sutherland (US) LLP of Washington, D.C. has provided legal advice on certain matters under the Federal securities laws that relate to the Policy. Jacqueline L. Wheeler, Assistant General Counsel, American Family Life Insurance Company, has provided advice on certain matters relating to the laws of Wisconsin regarding the Policies and Our issuance of the Policies.
Experts
The Statutory Financial Statements as of December 31, 2018 and 2017 and for each of the three years in the period ended December 31, 2018 of American Family Life Insurance Company, and the Financial Statements as of December 31, 2018 and for each of the two years in the period ended December 31, 2018 of the Variable Account I included in this SAI, which is a part of the Registration Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, One North Wacker, Chicago, IL 60606, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
Actuarial matters included in the prospectus have been examined by Matthew Dolliver, Associate Actuary.
Additional Information about the Company
We are a stock life insurance company incorporated under Wisconsin law in 1957. We are subject to regulation by the Office of the Commissioner of Insurance of the state of Wisconsin, as well as by the insurance departments of all other states in which We do business. We are engaged in the business of issuing life insurance policies, and We are currently licensed to do business in Alabama, Alaska, Arizona, Arkansas, California, Colorado, Connecticut, Delaware, District of Columbia, Florida, Georgia, Hawaii, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Maine, Maryland, Massachusetts, Michigan, Minnesota, Mississippi, Missouri, Montana, Nebraska, Nevada, New Hampshire, New Jersey, New Mexico, North Carolina, North Dakota, Ohio, Oklahoma, Oregon, Pennsylvania, Rhode Island, South Carolina, South Dakota, Tennessee, Texas, Utah, Vermont, Virginia, Washington, West Virginia, Wisconsin, and Wyoming.
We submit annual statements on Our operations and finances to insurance officials in all states in which We do business. We have filed the Policy described in this prospectus with insurance officials in those states in which the Policy is sold.
We reinsure the risks under the Policy.
Financial Statements
This SAI contains the audited Statements of Assets and Liabilities and Policy Owners’ Equity of the Variable Account as of December 31, 2018 and the related Statements of Operations and Statements of Changes in Policy Owners’ Equity for the years or periods indicated. PricewaterhouseCoopers LLP, One North Wacker, Chicago, IL 60606, serves as independent registered public accounting firm for the Variable Account.
Our Statutory Balance Sheets as of December 31, 2018 and 2017 and Our related Statutory Statements of Operations, Statements of Changes in Capital and Surplus, and Statutory Statements of Cash Flows for each of the three years in the period ended December 31, 2018, which are included in this SAI, should be considered only as bearing on our ability to meet our obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.
13

American Family Variable
Account I
Financial Statements
December 31, 2018 and 2017

American Family Variable Account I
Contents
December 31, 2018 and 2017

Report of Independent Registered Public Accounting Firm

To the Board of Directors of American Family Life Insurance Company and the policyowners of American Family Variable Account I

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Fidelity VIP Contrafund Subaccount, Fidelity VIP Equity Income Subaccount, Fidelity VIP Growth and Income Subaccount, Fidelity VIP Investment Grade Bond Subaccount, Fidelity VIP Mid Cap Subaccount, Fidelity VIP Government Money Market Subaccount, Vanguard VIF Capital Growth Subaccount, Vanguard VIF International Subaccount, Vanguard VIF Money Market Subaccount, and Vanguard VIF Small Company Growth Subaccount of American Family Variable Account I as of December 31, 2018 and the related statements of operations and of changes in policy owners’ equity for each of the two years in the period ended December 31, 2018, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Fidelity VIP Contrafund Subaccount, Fidelity VIP Equity Income Subaccount, Fidelity VIP Growth and Income Subaccount, Fidelity VIP Investment Grade Bond Subaccount, Fidelity VIP Mid Cap Subaccount, Fidelity VIP Government Money Market Subaccount, Vanguard VIF Capital Growth Subaccount, Vanguard VIF International Subaccount, Vanguard VIF Money Market Subaccount, and Vanguard VIF Small Company Growth Subaccount as of December 31, 2018 and the results of each of their operations and the changes in each of their policy owners’ equity for each of the two years in the period ended December 31, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the American Family Life Insurance Company’s management.  Our responsibility is to express an opinion on the financial statements of each of the subaccounts in the American Family Variable Account I based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the Subaccounts in the American Family Variable Account I in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  Our procedures included confirmation of investments owned as of December 31, 2018 by correspondence with the underlying registered investment companies.  We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP
Chicago, Illinois
April 12, 2019

We have served as the auditor of one or more of the subaccounts in the American Family Variable Accounts since 2001.

2

American Family Variable Account I
Statements of Assets and Liabilities and Policy Owners' Equity
December 31, 2018

		Fidelity VIP Contrafund Subaccount	Fidelity VIP Equity Income Subaccount	Fidelity VIP Growth and Income Subaccount	Fidelity VIP Government Money Market Subaccount	Fidelity VIP Investment Grade Bond Subaccount	Fidelity VIP Mid Cap Subaccount	Vanguard VIF Capital Growth Subaccount	Vanguard VIF International Subaccount	Vanguard VIF Money Market Subaccount	Vanguard VIF Small Company Growth Subaccount

Investments at fair value (1):
	Fidelity Variable Insurance Products Fund	$6,085,022	$19,152,645	$24,215,758	$214,388	$26,512,821	$6,958,051	$—	$—	$—	$—
	Vanguard Variable Insurance Fund	—	—	—	—	—	—	25,801,731	25,174,963	6,271,568	4,543,806

	Total Assets	6,085,022	19,152,645	24,215,758	214,388	26,512,821	6,958,051	25,801,731	25,174,963	6,271,568	4,543,806
	Total Liabilities

	Total Policy Owners' Equity	$6,085,022	$19,152,645	$24,215,758	$214,388	$26,512,821	$6,958,051	$25,801,731	$25,174,963	$6,271,568	$4,543,806

Policy Owners' Equity:
	Variable Life Policies
	Group II (2)	6,085,022	19,152,645	24,215,758	214,388	26,512,821	6,958,051	25,801,731	25,174,963	6,271,568	4,543,806
	Total Policy Owners' Equity	$6,085,022	$19,152,645	$24,215,758	$214,388	$26,512,821	$6,958,051	$25,801,731	$25,174,963	$6,271,568	$4,543,806

(1)	Investments at cost	$6,469,961	$20,844,486	$25,156,821	$214,388	$27,379,861	$7,958,947	$22,505,749	$24,708,666	$6,271,568	$4,924,083
	Shares outstanding	194,347.546	964,868.778	1,278,551.091	214,388.360	2,173,182.065	230,475.354	770,430.897	1,087,941.358	6,271,568.110	223,943.117
(2)	Group II (includes Variable Universal Life Insurance Series I Policies beyond their 10th policy anniversary and all Series II Policies)
	Unit value	$31.42	$27.80	$29.65	$9.93	$15.59	$30.82	$24.11	$26.11	$10.12	$41.86
	Outstanding units	193,694.942	688,914.031	816,759.483	21,590.191	1,700,789.126	225,768.551	1,070,014.172	964,315.474	619,749.258	108,544.365

The accompanying notes are an integral part of these financial statements.
3

American Family Variable Account I
Statements of Operations
Year Ended December 31, 2018

	Fidelity VIP Contrafund Subaccount	Fidelity VIP Equity Income Subaccount	Fidelity VIP Growth and Income Subaccount	Fidelity VIP Government Money Market Subaccount	Fidelity VIP Investment Grade Bond Subaccount	Fidelity VIP Mid Cap Subaccount	Vanguard VIF Capital Growth Subaccount	Vanguard VIF International Subaccount	Vanguard VIF Money Market Subaccount	Vanguard VIF Small Company Growth Subaccount
Net investment income (loss)
Dividend income	$30,207	$439,042	$52,852	$3,320	$643,008	$54,525	$255,012	$229,945	$124,518	$21,957
Mortality and expense charges	(32,480)	(101,954)	(133,571)	(915)	(126,826)	(40,065)	(139,623)	(140,693)	(30,593)	(26,192)

Net investment income (loss)	(2,273)	337,088	(80,719)	2,405	516,182	14,460	115,389	89,252	93,925	(4,235)
Realized and unrealized gain (loss)
Net realized gain (loss) on fund shares redeemed	180,240	376,368	1,396,867	—	(185,194)	211,446	2,646,511	2,267,695	—	250,092
Capital gain distributions	609,068	985,355	1,607,883	—	161,696	712,866	800,368	769,554	—	594,190
Change in unrealized gains (losses)	(1,227,233)	(3,578,943)	(5,457,963)	—	(782,131)	(2,142,413)	(3,814,035)	(6,752,643)	—	(1,178,971)
Net gain (loss) on investments	(437,925)	(2,217,220)	(2,453,213)	—	(805,629)	(1,218,101)	(367,156)	(3,715,394)	—	(334,689)

Net increase (decrease) in equity from operations	$(440,198)	$(1,880,132)	$(2,533,932)	$2,405	$(289,447)	$(1,203,641)	$(251,767)	$(3,626,142)	$93,925	$(338,924)
The accompanying notes are an integral part of these financial statements.
4

American Family Variable Account I
Statements of Changes in Policy Owners’ Equity
Year Ended December 31, 2018

	Fidelity VIP Contrafund Subaccount	Fidelity VIP Equity Income Subaccount	Fidelity VIP Growth and Income Subaccount	Fidelity VIP Government Money Market Subaccount	Fidelity VIP Investment Grade Bond Subaccount	Fidelity VIP Mid Cap Subaccount	Vanguard VIF Capital Growth Subaccount	Vanguard VIF International Subaccount	Vanguard VIF Money Market Subaccount	Vanguard VIF Small Company Growth Subaccount
Increase (decrease) from operations
Net investment income (loss)	$(2,273)	$337,088	$(80,719)	$2,405	$516,182	$14,460	$115,389	$89,252	$93,925	$(4,235)
Net realized gain (loss) on fund shares redeemed	180,240	376,368	1,396,867	—	(185,194)	211,446	2,646,511	2,267,695	—	250,092
Capital gain distributions	609,068	985,355	1,607,883	—	161,696	712,866	800,368	769,554	—	594,190
Change in unrealized gains (losses)	(1,227,233)	(3,578,943)	(5,457,963)	—	(782,131)	(2,142,413)	(3,814,035)	(6,752,643)	—	(1,178,971)

Net increase (decrease) in equity from operations	(440,198)	(1,880,132)	(2,533,932)	2,405	(289,447)	(1,203,641)	(251,767)	(3,626,142)	93,925	(338,924)
Unit transactions
Policy owners’ net premiums	552,837	1,854,856	2,402,538	35,599	2,636,220	703,738	2,246,825	2,553,180	690,906	424,818
Cost of insurance and administrative charges	(364,744)	(1,162,108)	(1,579,182)	(14,454)	(1,645,299)	(470,814)	(1,579,308)	(1,621,191)	(468,769)	(279,363)
Surrenders and forfeitures	(512,246)	(1,470,526)	(1,860,905)	—	(1,840,601)	(543,857)	(1,920,584)	(1,941,139)	(430,428)	(352,934)
Transfers between subaccounts and sponsor	(145,990)	325,490	(419,323)	18,089	1,279,786	(86,195)	(1,736,888)	(768,758)	520,457	(263,311)
Withdrawals due to death benefits	—	—	—	(14,787)	—	—	—	—	(405,539)	—

Net increase (decrease) in equity from unit transactions	(470,143)	(452,288)	(1,456,872)	24,447	430,106	(397,128)	(2,989,955)	(1,777,908)	(93,373)	(470,790)

Net increase (decrease) in equity	(910,341)	(2,332,420)	(3,990,804)	26,852	140,659	(1,600,769)	(3,241,722)	(5,404,050)	552	(809,714)
Equity
Beginning of year	6,995,363	21,485,065	28,206,562	187,536	26,372,162	8,558,820	29,043,453	30,579,013	6,271,016	5,353,520

End of year	$6,085,022	$19,152,645	$24,215,758	$214,388	$26,512,821	$6,958,051	$25,801,731	$25,174,963	$6,271,568	$4,543,806

Accumulation unit activity - Group I (1)
Units outstanding at beginning of year	15,741.026	135,764.756	167,664.885	485.458	271,928.725	25,336.093	149,592.022	256,392.465	84,357.315	21,511.549
Units issued during the period	642.673	6,429.333	7,155.624	12.971	14,988.566	1,097.343	5,720.296	10,482.764	8,154.381	859.903
Units redeemed during the period	(16,383.699)	(142,194.089)	(174,820.509)	(498.429)	(286,917.291)	(26,433.436)	(155,312.318)	(266,875.229)	(92,511.696)	(22,371.452)

Units outstanding at end of year	—	—	—	—	—	—	—	—	—	—

Accumulation unit activity - Group II (2)
Units outstanding at beginning of year	191,465.780	605,199.586	739,883.488	18,585.926	1,432,427.517	210,910.560	1,039,706.674	893,299.587	546,468.688	102,673.808
Units issued during the period	33,927.992	183,742.484	203,362.287	5,609.160	532,632.814	48,747.625	233,388.584	243,047.282	212,572.411	25,604.668
Units redeemed during the period	(31,698.830)	(100,028.039)	(126,486.292)	(2,604.895)	(264,271.205)	(33,889.634)	(203,081.086)	(172,031.395)	(139,291.841)	(19,734.111)

Units outstanding at end of year	193,694.942	688,914.031	816,759.483	21,590.191	1,700,789.126	225,768.551	1,070,014.172	964,315.474	619,749.258	108,544.365

(1) Group I includes Variable Universal Life Insurance Series I Policies prior to their 10th policy anniversary
(2) Group II includes Variable Universal Life Insurance Series I Policies beyond their 10th policy anniversary and all Series II Policies

The accompanying notes are an integral part of these financial statements.
5

American Family Variable Account I
Statements of Changes in Policy Owners’ Equity
Year Ended December 31, 2017

	Fidelity VIP Contrafund Subaccount	Fidelity VIP Equity Income Subaccount	Fidelity VIP Growth and Income Subaccount	Fidelity VIP Government Money Market Subaccount	Fidelity VIP Investment Grade Bond Subaccount	Fidelity VIP Mid Cap Subaccount	Vanguard VIF Capital Growth Subaccount	Vanguard VIF International Subaccount	Vanguard VIF Money Market Subaccount	Vanguard VIF Small Company Growth Subaccount
Increase (decrease) from operations
Net investment income (loss)	$17,727	$196,815	$144,350	$231	$462,188	$13,768	$168,914	$158,662	$28,036	$(3,792)
Net realized gain on fund shares redeemed	273,261	675,419	2,040,827	—	53,186	286,598	2,767,419	2,559,786	—	259,627
Capital gain distributions	355,147	427,102	646,034	—	109,626	357,252	694,380	192,877	—	325,589
Change in unrealized gains (losses)	600,083	1,023,543	1,118,580	—	249,255	817,527	3,025,894	6,897,281	—	465,717

Net increase (decrease) in equity from operations	1,246,218	2,322,879	3,949,791	231	874,255	1,475,145	6,656,607	9,808,606	28,036	1,047,141
Unit transactions
Policy owners’ net premiums	589,221	1,962,696	2,549,630	15,500	2,808,970	744,796	2,378,515	2,698,103	738,657	449,176
Cost of insurance and administrative charges	(372,656)	(1,196,129)	(1,611,182)	(10,779)	(1,671,891)	(479,860)	(1,579,314)	(1,699,817)	(469,285)	(276,917)
Surrenders and forfeitures	(438,026)	(1,378,423)	(1,745,781)	(7,197)	(1,551,244)	(523,026)	(1,782,866)	(1,930,228)	(304,788)	(319,388)
Transfers between subaccounts and sponsor	(109,552)	(2,277)	(578,518)	108,981	1,978,930	(198,699)	(1,348,075)	(2,498,355)	854,134	(249,766)
Withdrawals due to death benefits	(2)	(4)	(5)	(6,873)	(5)	(2)	(2)	(4)	(472,207)	—

Net increase (decrease) in equity from unit transactions	(331,015)	(614,137)	(1,385,856)	99,632	1,564,760	(456,791)	(2,331,742)	(3,430,301)	346,511	(396,895)

Net increase (decrease) in equity	915,203	1,708,742	2,563,935	99,863	2,439,015	1,018,354	4,324,865	6,378,305	374,547	650,246
Equity
Beginning of year	6,080,160	19,776,323	25,642,627	87,673	23,933,147	7,540,466	24,718,588	24,200,708	5,896,469	4,703,274

End of year	$6,995,363	$21,485,065	$28,206,562	$187,536	$26,372,162	$8,558,820	$29,043,453	$30,579,013	$6,271,016	$5,353,520

Accumulation unit activity - Group I (1)
Units outstanding at beginning of year	45,796.167	342,780.406	433,072.195	4,993.618	591,923.810	65,851.623	417,024.767	724,426.952	177,211.030	56,364.521
Units issued during the period	3,188.630	30,229.981	35,906.799	690.080	81,342.303	5,422.474	29,007.571	54,623.457	34,572.310	4,414.976
Units redeemed during the period	(33,243.771)	(237,245.631)	(301,314.109)	(5,198.240)	(401,337.388)	(45,938.004)	(296,440.316)	(522,657.944)	(127,426.025)	(39,267.948)

Units outstanding at end of year	15,741.026	135,764.756	167,664.885	485.458	271,928.725	25,336.093	149,592.022	256,392.465	84,357.315	21,511.549

Accumulation unit activity - Group II (2)
Units outstanding at beginning of year	172,474.788	476,762.906	595,944.631	3,504.635	1,047,698.400	184,151.961	886,835.955	788,801.572	420,471.656	86,981.326
Units issued during the period	48,067.185	218,190.968	260,609.004	18,129.455	580,550.961	60,664.642	338,003.878	301,831.999	241,781.627	33,217.771
Units redeemed during the period	(29,076.193)	(89,754.288)	(116,670.147)	(3,048.164)	(195,821.844)	(33,906.043)	(185,133.159)	(197,333.984)	(115,784.595)	(17,525.289)

Units outstanding at end of year	191,465.780	605,199.586	739,883.488	18,585.926	1,432,427.517	210,910.560	1,039,706.674	893,299.587	546,468.688	102,673.808

(1) Group I includes Variable Universal Life Insurance Series I Policies prior to their 10th policy anniversary
(2) Group II includes Variable Universal Life Insurance Series I Policies beyond their 10th policy anniversary and all Series II Policies

The accompanying notes are an integral part of these financial statements.
6

American Family Variable Account I
Notes to Financial Statements
December 31, 2018 and 2017

1.	Nature of Operations and Significant Accounting Policies
The American Family Variable Account I (the “Separate Account”) is a segregated investment account of the American Family Life Insurance Company (herein referred to as the “Company”) used to fund variable universal life (VUL) contracts.  The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940. The Separate Account was established by the Company on August 7, 2000 and commenced operations on May 10, 2001. Accordingly, it is an accounting entity wherein all segregated account transactions are reflected.
The Separate Account includes assets from two series of policy issues.  Series I policies include applications written before December 1, 2008.  Series II policies include applications written on or after December 1, 2008.  The Separate Account classifies units outstanding into Group I and Group II for purposes of calculating unit values.  Group I includes Series I policies that have not yet reached the tenth policy anniversary.  Group II includes all Series II policies as well as Series I policies beyond the tenth policy anniversary.  As of December 31, 2018, all Series I policies had transferred from Group I to Group II.
As of September 30, 2009, the Company ceased the issuance of new variable annuity contracts; however, premium payments made by contract owners existing at that date will continue to be received by the Separate Account. The Company cedes 100% of its VUL business under a reinsurance agreement with Kansas City Life Insurance Company (KCL). KCL also provides administrative services related to the VUL business in association with this reinsurance agreement.
The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (GAAP) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
The significant accounting policies used in the preparation of these statements include:

a.	Investments
Investments are made in the various portfolios in accordance with selections made by the policy owners. Such investments are made at the reported net asset value of the respective portfolios.  All changes in fair value are recorded as changes in unrealized gain (losses) in the Statement of Operations of the applicable subaccount.
Separate Account assets are comprised of mutual funds traded in non-active markets that have daily quoted net asset values for identical assets that the Company can access. Net asset values for the mutual funds in which the Separate Account assets are invested are obtained daily from the fund managers. Each of the subaccounts of the Separate Account indirectly bears exposure to market, credit, and liquidity risks. These financial statements should be read in conjunction with the financial statements and footnotes of the underlying mutual fund.
b.	Fair Value Measurements
Financial assets and financial liabilities recorded on the Statements of Assets and Liabilities and Policy Owners’ Equity at fair value are categorized based on the reliability of inputs to the valuation techniques as follows:
Level 1	Financial assets and financial liabilities whose values are based on unadjusted quoted prices for identical assets or liabilities in an active market that the Company can access.

7

American Family Variable Account I
Notes to Financial Statements
December 31, 2018 and 2017

Level 2
Financial assets and financial liabilities whose values are based on the following:
Quoted prices for similar assets or liabilities in active markets;
Quoted prices for identical or similar assets or liabilities in non-active markets; or
Valuation models whose inputs are observable, directly or indirectly, for substantially the full term of the asset or liability.

Level 3	Financial assets and financial liabilities whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These inputs may reflect the Company’s estimates of the assumptions that market participants would use in valuing the financial assets and financial liabilities.

The availability of observable inputs varies by instrument. In situations where fair value is based on internally developed pricing models or inputs that are unobservable in the market, the determination of fair value requires more judgment. The degree of judgment exercised by the Company in determining fair value is typically greatest for instruments categorized in Level 3. In many instances, inputs used to measure fair value fall into different levels of the fair value hierarchy.  In those instances, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement is categorized is determined based on the lowest level input that is significant to the fair value measurement in its entirety.
The fair value guidance establishes a hierarchy for inputs used in determining fair value that maximize the use of observable inputs and minimizes the use of unobservable inputs by requiring that observable inputs be used when available.
Fair value is a market-based measure considered from the perspective of a market participant who owns an asset or owes a liability. Accordingly, when market observable data is not readily available, the Company’s own assumptions are set to reflect those that market participants would be presumed to use in pricing the asset or liability at the measurement date. The Company uses prices and inputs that are current as of the measurement date, including during periods of market disruption. In periods of market disruption, the ability to observe prices and inputs may be reduced for many instruments. This condition could cause an instrument to be reclassified from one level of the hierarchy to another.
Separate Account assets are categorized as Level 2 assets. The Company has no Separate Account assets categorized as Level 1 or Level 3 assets, and there have been no transfers into or out of Level 2 in 2018 and 2017.

c.	Security Transactions and Investment Income
Security transactions are recorded on the trade date (the date the order to buy or sell is executed). The cost of investments sold and any corresponding capital gains and losses are determined on an average cost basis. Distributions received from the funds retain the tax characterizations determined at the fund level and are reinvested in additional shares of the funds and recorded as income by the Separate Account on the ex-dividend date.
d.	Federal Income Taxes
The operations of the Separate Account are part of the total operations of the Company which is taxed as a life insurance company under the provisions of the Internal Revenue Code (the “IRC”). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on earnings of the Separate Account as all earnings are distributed to the policy owners. Accordingly, no provision for federal income taxes has been made.

8

American Family Variable Account I
Notes to Financial Statements
December 31, 2018 and 2017

e.	Expenses, Deductions, and Related Party Transactions
For Series I policies, the Company deducts a daily mortality and expense charge from the assets of the Separate Account equivalent to 0.90% for years 1-10 of the individual policies and 0.45% for years thereafter.  For Series II policies, the Company deducts a daily mortality and expense charge from the assets of the Separate Account equivalent to 0.45% for years 1-15 of the individual policies and 0.00% for years thereafter.  These charges may be adjusted after policy issue, but are guaranteed not to exceed 0.90% of net assets for either Series I or Series II policies.  Although the account value varies according to the investment performance of the fund, the account value is not affected by expense and mortality experience because the Company assumes the mortality risk and the expense risk.  The mortality risk is that insureds may not live as long as expected.  The expense risk is that the actual expenses of issuing and administering the policies may exceed the estimated costs.
On a policy’s monthly anniversary date, the Company deducts from the policy value an amount for the cost of insurance and any additional policy benefits.  In addition, for Series I policies, a monthly policy fee ($6 for policies with coverage greater than $100,000 and $9 for policies with coverage less than $100,000) plus an additional $2.50 per month charge in the first five policy years is deducted.  For Series II policies, a monthly policy fee of $6 plus an additional $4 per month charge in the first five policy years is deducted.  For Series II policies, a monthly administrative charge is also deducted from the cash value of the policy.  These monthly expense charges are intended to reimburse the Company for administrative expenses relating to the underwriting, issuance and maintenance of the policy.
In the event of a policy surrender, a surrender charge may be deducted to reimburse the Company for expenses incurred in connection with issuing a policy.  The surrender charges are a charge per coverage amount for years 1-14.  For Series I policies, the surrender charges will not exceed $42 per $1,000 of coverage.  The amount of the surrender charge depends on the specified amount, underwriting class of the primary insured, issue age, gender, and policy year.  For Series II policies, the surrender charges will not exceed $57.69 per $1,000 of coverage.  The amount of the surrender charge depends on the specified amount, underwriting class of the primary insured, issue age, gender, death benefit option selected, and policy year.
The Company retains a front-end premium load from all premium collected.  For Series I policies, the charge is 7.5% of target premium for years 1-10 and 5.5% of target premium for years thereafter.  Target premium is the amount of premium, based on the insurance coverage and age of the insured, that is used to compute the premium load.  In all years, a charge of 3.5% is assessed on excess premium collected for Series I policies.  Excess premium is any amount of premium greater than the target premium.  For Series II policies, the charge is 5% of all premium for all policy years.  The charges retained by the Company totaled $798,769 and $898,611 on a direct basis for 2018 and 2017, respectively.

f.	Transfers between Subaccounts and Sponsor
Transfers between subaccounts and sponsor represent transfers into (out of) the various portfolios from (to) the general account. These transfers are made in accordance with selections made by the policy owners.
g.	Subsequent Events
The Separate Account has evaluated events subsequent to December 31, 2018 through April 12, 2019, the date these financial statements were available to be issued. Based on this evaluation, no events have occurred subsequent to December 31, 2018  that require disclosure or adjustment to the financial statements at that date or for the year then ended.

9

American Family Variable Account I
Notes to Financial Statements
December 31, 2018 and 2017

2.	Policy Owners’ Equity
Purchases and transfers in and sales and transfers out of fund shares by the Separate Account for the year ended December 31, 2018 are as follows:

	December 31, 2018
	Purchases and Transfers In	Sales and Transfers Out

Fidelity VIP Contrafund Subaccount	$1,846,279	$1,709,626
Fidelity VIP Equity Income Subaccount	7,120,252	6,250,097
Fidelity VIP Growth and Income Subaccount	8,560,916	8,490,625
Fidelity VIP Government Money Market Subaccount	58,732	31,880
Fidelity VIP Investment Grade Bond Subaccount	9,250,982	8,142,999
Fidelity VIP Mid Cap Subaccount	2,592,514	2,262,316
Vanguard VIF Capital Growth Subaccount	7,262,705	9,336,903
Vanguard VIF International Subaccount	8,516,259	9,435,361
Vanguard VIF Money Market Subaccount	2,336,360	2,335,808
Vanguard VIF Small Company Growth Subaccount	1,884,346	1,765,181

Total	$49,429,345	$49,760,796

10

American Family Variable Account I
Notes to Financial Statements
December 31, 2018 and 2017

3.	Financial Highlights
	At December 31				For the Period Ended December 31
Group II (1)	Units	Unit Value		Net Assets	Investment Income Ratio (4)		Expense Ratio (5)		Total Return (6)
Fidelity VIP Contrafund Subaccount
2018	193,694.942	$31.42		$6,085,022	0.44%		0.45%		(7.04)%
2017	191,465.780	33.80		6,471,989	0.80%		0.45%		21.02%
2016	172,474.788	27.93		4,816,536	0.70%		0.45%		7.20%
2015	139,424.624	26.04		3,630,497	0.65%		0.45%		(0.04)%
2014	94,858.498	26.05		2,470,906	1.00%		0.45%		11.18%
Fidelity VIP Equity Income Subaccount
2018	688,914.031	$27.80		$19,152,645	2.17%		0.45%		(8.94)%
2017	605,199.586	30.53		18,479,147	1.68%		0.45%		12.12%
2016	476,762.906	27.23		12,978,452	2.47%		0.45%		17.20%
2015	358,210.857	23.24		8,323,129	2.70%		0.45%		(4.64)%
2014	253,225.851	24.37		6,171,887	3.36%		0.45%		7.98%
Fidelity VIP Growth and Income Subaccount
2018	816,759.483	$29.65		$24,215,758	0.18%		0.45%		(9.60)%
2017	739,883.488	32.80		24,266,577	1.22%		0.45%		16.11%
2016	595,944.631	28.25		16,836,817	1.81%		0.45%		15.30%
2015	444,012.027	24.51		10,880,824	1.66%		0.45%		(2.97)%
2014	293,522.118	25.26		7,413,582	2.06%		0.45%		9.73%
Fidelity VIP Government Money Market Subaccount
2018	21,590.191	$9.93		$214,388	1.65%		0.45%		1.22%
2017	18,585.926	9.81		182,369	0.76%		0.45%		0.20%
2016	3,504.635	9.79		34,307	0.06%	(3)	0.45%	(3)	(0.10)%
Fidelity VIP Investment Grade Bond Subaccount
2018	1,700,789.126	$15.59		$26,512,821	2.54%		0.45%		(1.08)%
2017	1,432,427.517	15.76		22,573,411	2.56%		0.45%		3.68%
2016	1,047,698.400	15.20		15,922,708	2.65%		0.45%		4.20%
2015	779,612.249	14.59		11,375,391	2.23%		0.45%		(1.15)%
2014	522,204.125	14.76		7,708,288	2.85%		0.45%		5.28%
Fidelity VIP Mid Cap Subaccount
2018	225,768.551	$30.82		$6,958,051	0.66%		0.45%		(14.93)%
2017	210,910.560	36.23		7,640,449	0.74%		0.45%		20.29%
2016	184,151.961	30.12		5,546,848	0.56%		0.45%		11.70%
2015	149,385.357	26.96		4,027,242	0.44%		0.45%		(1.82)%
2014	123,414.763	27.46		3,389,193	0.31%		0.45%		5.82%
Vanguard VIF Capital Growth Subaccount
2018	1,070,014.172	$24.11		$25,801,731	0.84%		0.45%		(1.63)%
2017	1,039,706.674	24.51		25,484,817	1.10%		0.45%		28.26%
2016	886,835.955	19.11		16,948,804	1.07%		0.45%		10.30%
2015	667,262.353	17.32		11,556,847	1.20%		0.45%		2.18%
2014	435,986.588	16.95		7,391,294	0.72%		0.45%		17.87%
Vanguard VIF International Subaccount
2018	964,315.474	$26.11		$25,174,963	0.75%		0.45%		(13.00)%
2017	893,299.587	30.01		26,808,418	1.02%		0.45%		42.03%
2016	788,801.572	21.13		16,666,378	1.28%		0.45%		1.44%
2015	564,974.209	20.83		11,770,191	1.99%		0.45%		(1.23)%
2014	365,520.119	21.09		7,708,485	1.19%		0.45%		(6.47)%
Vanguard VIF Money Market Subaccount
2018	619,749.258	$10.12		$6,271,568	1.97%		0.45%		1.50%
2017	546,468.688	9.97		5,447,541	1.01%		0.45%		0.61%
2016	420,471.656	9.91		4,168,400	0.48%		0.45%		0.00%
2015	315,334.038	9.91		3,125,348	0.15%		0.45%		(0.30)%
2014	212,420.198	9.94		2,111,418	0.09%		0.45%		(0.40)%
Vanguard VIF Small Company Growth Subaccount
2018	108,544.365	$41.86		$4,543,806	0.39%		0.45%		(7.68)%
2017	102,673.808	45.34		4,655,656	0.44%		0.45%		22.91%
2016	86,981.326	36.89		3,208,896	0.32%		0.45%		14.40%
2015	63,855.252	32.24		2,058,837	0.39%		0.45%		(3.18)%
2014	39,590.552	33.30		1,318,534	0.23%		0.45%		2.90%

Group I (2)
Fidelity VIP Contrafund Subaccount
2018	—	$30.76	(7)	$—	0.27%		0.90%		(7.49)%
2017	15,741.026	33.25		523,374	0.61%		0.90%		20.51%
2016	45,796.167	27.59		1,263,624	0.47%		0.90%		6.80%
2015	84,907.006	25.84		2,194,341	0.92%		0.90%		(0.50)%
2014	146,103.360	25.97		3,794,275	0.62%		0.90%		10.65%

(1)	Includes Variable Universal Life Insurance Series I Policies beyond their 10th policy anniversary and all Series II Policies.
(2)	Included Variable Universal Life Insurance Series I Policies prior to their 10th policy anniversary.
(3)	The Subaccount commenced operations during the year, therefore the ratio is annualized.
(4)	The investment income ratio is calculated by dividing the dividend income earned by the average daily subaccount balance.
(5)	The expense ratio is calculated by dividing the expenses assessed against the Separate Account by the average daily subaccount balance.
(6)	Total return is calculated as the change in unit value during a given period.
(7)	All funds were transferred out of Group I as of December 31, 2018. Unit value is calculated based on contractual expense ratios and underlying fund net asset valuation.
11

American Family Variable Account I
Notes to Financial Statements
December 31, 2018 and 2017

	At December 31				For the Period Ended December 31
Group I (2)	Units	Unit Value		Net Assets	Investment Income Ratio (4)		Expense Ratio (5)		Total Return (6)
Fidelity VIP Equity Income Subaccount
2018	—	$20.07	(7)	$—	0.52%		0.90%		(9.35)%
2017	135,764.756	22.14		3,005,918	1.05%		0.90%		11.65%
2016	342,780.406	19.83		6,797,871	1.74%		0.90%		16.70%
2015	560,312.114	17.00		9,525,458	3.43%		0.90%		(5.08)%
2014	733,881.192	17.91		13,146,143	2.40%		0.90%		7.50%
Fidelity VIP Growth and Income Subaccount
2018	—	$21.15	(7)	$—	0.38%		0.90%		(10.00)%
2017	167,664.885	23.50		3,939,985	0.75%		0.90%		15.59%
2016	433,072.195	20.33		8,805,810	1.27%		0.90%		14.70%
2015	699,943.585	17.72		12,400,497	2.24%		0.90%		(3.38)%
2014	972,485.800	18.34		17,837,514	1.39%		0.90%		9.20%
Fidelity VIP Government Money Market Subaccount
2018	—	$10.74	(7)	$—	0.97%	(8)	0.90%	(8)	0.75%	(8)
2017	485.458	10.66		5,167	0.59%		0.90%		(0.28)%
2016	4,993.618	10.69		53,366	0.07%	(3)	0.90%	(3)	(0.20)%
Fidelity VIP Investment Grade Bond Subaccount
2018	—	$13.76	(7)	$—	0.80%		0.90%		(1.50)%
2017	271,928.725	13.97		3,798,751	1.83%		0.90%		3.25%
2016	591,923.810	13.53		8,010,439	1.85%		0.90%		3.70%
2015	962,092.732	13.05		12,556,494	2.92%		0.90%		(1.58)%
2014	1,299,957.862	13.26		17,241,112	1.98%		0.90%		4.80%
Fidelity VIP Mid Cap Subaccount
2018	—	$30.70	(7)	$—	0.31%		0.90%		(15.31)%
2017	25,336.093	36.25		918,371	0.55%		0.90%		19.76%
2016	65,851.623	30.27		1,993,618	0.41%		0.90%		11.20%
2015	106,573.950	27.22		2,900,750	0.54%		0.90%		(2.26)%
2014	147,655.896	27.85		4,112,392	0.22%		0.90%		5.30%
Vanguard VIF Capital Growth Subaccount
2018	—	$23.30	(7)	$—	1.48%		0.90%		(2.06)%
2017	149,592.022	23.79		3,558,636	1.44%		0.90%		27.70%
2016	417,024.767	18.63		7,769,784	1.38%		0.90%		9.90%
2015	720,549.646	16.96		12,221,138	0.98%		0.90%		1.68%
2014	1,074,235.625	16.68		17,914,561	0.91%		0.90%		17.40%
Vanguard VIF International Subaccount
2018	—	$12.74	(7)	$—	1.31%		0.90%		(13.39)%
2017	256,392.465	14.71		3,770,595	1.35%		0.90%		41.44%
2016	724,426.952	10.40		7,534,330	1.63%		0.90%		1.00%
2015	1,166,476.169	10.30		12,016,036	1.65%		0.90%		(1.60)%
2014	1,573,523.814	10.47		16,482,263	1.52%		0.90%		(6.90)%
Vanguard VIF Money Market Subaccount
2018	—	$9.86	(7)	$—	1.77%		0.90%		1.02%
2017	84,357.315	9.76		823,475	0.97%		0.90%		0.10%
2016	177,211.030	9.75		1,728,069	0.46%		0.90%		(0.40)%
2015	302,157.718	9.79		2,959,047	0.15%		0.90%		(0.81)%
2014	405,883.590	9.87		4,003,541	0.10%		0.90%		(0.80)%
Vanguard VIF Small Company Growth Subaccount
2018	—	$29.81	(7)	$—	0.66%		0.90%		(8.11)%
2017	21,511.549	32.44		697,864	0.58%		0.90%		22.37%
2016	56,364.521	26.51		1,494,378	0.40%		0.90%		13.90%
2015	93,980.215	23.28		2,187,459	0.31%		0.90%		(3.60)%
2014	139,432.536	24.15		3,367,421	0.30%		0.90%		2.50%

(2)	Included Variable Universal Life Insurance Series I Policies prior to their 10th policy anniversary.
(3)	The Subaccount commenced operations during the year, therefore the ratio is annualized.
(4)	The investment income ratio is calculated by dividing the dividend income earned by the average daily subaccount balance.
(5)	The expense ratio is calculated by dividing the expenses assessed against the Separate Account by the average daily subaccount balance.
(6)	Total return is calculated as the change in unit value during a given period.
(7)	All funds were transferred out of Group I as of December 31, 2018. Unit value is calculated based on contractual expense ratios and underlying fund net asset valuation.
(8)
The Subaccount had no activity after August 31, 2018.  Investment income ratio reflects the period January 1, 2018 through August 31, 2018.
Expense ratio and total return reflect a hypothetical return based on contractual expense ratios and underlying fund performance.

12

American Family Life
Insurance Company
Statutory Financial Statements and
Supplemental Information
December 31, 2018, 2017, and 2016

American Family Life Insurance Company
Contents
December 31, 2018, 2017 and 2016

Report of Independent Auditors

To the Board of Directors of American Family Life Insurance Company:

We have audited the accompanying statutory financial statements of American Family Life Insurance Company, which comprise the statutory balance sheets as of December 31, 2018 and 2017, and the related statutory statements of operations, of changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2018.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits.  We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements.  The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error.  In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2018 and 2017, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2018.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the statutory balance sheets of the Company as of December 31, 2018 and 2017, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2018, in accordance with the accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin described in Note 1.
/s/ PricewaterhouseCoopers LLP
Chicago, Illinois
March 1, 2019

American Family Life Insurance Company
Statutory Balance Sheets
December 31, 2018 and 2017
(in thousands of dollars, except share amounts)

	2018	2017
Admitted Assets
Bonds	$3,845,175	$4,083,594
Common stocks	68,936	171,769
Mortgage loans	640,206	637,675
Policy loans	190,245	195,527
Cash, cash equivalents, and short-term investments	154,140	173,137
Other invested assets	64	1,754

Total cash and invested assets	4,898,766	5,263,456

Accrued investment income	40,105	41,726
Income tax recoverable	2,156	740
Deferred tax assets	32,699	29,071
Other assets	14,716	10,085
Separate account assets	285,614	331,049

Total admitted assets	5,274,056	5,676,127

Liabilities
Aggregate reserves for life contracts and accident & health	3,861,825	3,777,537
Liability for deposit-type contracts	340,958	352,555
Policyholders’ dividends payable	14,689	15,220
Asset valuation reserve	37,704	57,737
Accrued expenses	26,320	32,081
Other liabilities	60,092	50,199
Separate account liabilities	285,614	331,049

Total liabilities	4,627,202	4,616,378

Capital and surplus
Common stock ($250 par value; 10,000 shares authorized, issued, and outstanding) and additional paid-in surplus	3,514	3,514
Unassigned surplus	643,340	1,056,235

Total capital and surplus	646,854	1,059,749

Total liabilities, capital, and surplus	$5,274,056	$5,676,127

The accompanying notes are an integral part of these statutory financial statements.
3

American Family Life Insurance Company
Statutory Statements of Operations
Years Ended December 31, 2018, 2017 and 2016
(in thousands of dollars)

	2018	2017	2016
Premiums and other income
Premiums and annuity considerations	$369,604	$359,749	$458,357
Net investment income	204,621	203,047	199,868
Reserve adjustment on accident & health policies reinsurance ceded	—	—	(105,763)
Commissions and expense allowances on reinsurance ceded	24,446	24,891	24,219
Other income	504	4,639	3,257

Total premiums and other income	599,175	592,326	579,938

Benefits and expenses
Death and annuity benefit payments	147,019	127,654	126,551
Increase in aggregate reserves for life and accident and health policies	84,288	96,204	101,821
Surrender benefits and other fund withdrawals	108,327	104,981	100,441
Interest on deposit contracts	10,471	10,796	12,487
Other policyholder benefits	10,730	10,006	10,236
Commissions	22,442	22,173	22,046
General insurance expenses	90,428	101,270	93,573
Taxes, licenses, fees, and other expenses	11,993	11,228	9,934

Total benefits and expenses	485,698	484,312	477,089
Income before dividends to policyholders, income tax expense, and net realized capital gains (losses)	113,477	108,014	102,849
Dividends to policyholders	14,349	14,841	20,056

Income before income tax expense and net realized capital gains (losses)	99,128	93,173	82,793
Income tax expense	20,953	26,178	28,489

Income before net realized capital gains (losses)	78,175	66,995	54,304
Net realized capital gains (losses), net of tax	24,697	2,379	(2,153)

Net income (loss)	$102,872	$69,374	$52,151

The accompanying notes are an integral part of these statutory financial statements.
4

American Family Life Insurance Company
Statutory Statements of Changes in Capital and Surplus
Years Ended December 31, 2018, 2017 and 2016
(in thousands of dollars)

	2018	2017	2016
Common stock and additional paid-in surplus
Beginning balance	$3,514	$4,073	$3,885
Contributed (distributed) capital	—	(559)	188

Ending balance	3,514	3,514	4,073

Unassigned surplus
Beginning balance	1,056,235	997,288	941,226
Net income (loss)	102,872	69,374	52,151
Change in net unrealized capital gains (losses), net of tax	(26,407)	19,293	10,466
Change in net deferred income tax	2,323	(65,809)	(31)
Change in asset valuation reserve	20,033	(4,150)	(8,273)
Change in nonadmitted assets	(11,716)	40,239	2,142
Dividend to stockholders	(500,000)	—	—
Gain (loss) on reinsurance contracts, net of tax	—	—	(393)

Ending balance	643,340	1,056,235	997,288

Total capital and surplus	$646,854	$1,059,749	$1,001,361

The accompanying notes are an integral part of these statutory financial statements.
5

American Family Life Insurance Company
Statutory Statements of Cash Flows
Years Ended December 31, 2018, 2017 and 2016
(in thousands of dollars)

	2018	2017	2016
Cash from operations
Premiums collected net of reinsurance	$361,058	$346,535	$340,299
Net investment income	210,912	209,629	208,920
Miscellaneous income	24,614	24,957	24,391
Benefit and loss related payments	(263,678)	(243,091)	(236,178)
Commissions, expenses paid, and aggregate write-ins for deductions	(130,766)	(135,152)	(126,240)
Dividends paid to policyholders	(6,174)	(6,966)	(6,071)
Federal and foreign income taxes (paid) recovered	(24,171)	(30,537)	(22,551)

Net cash provided by (used in) operations	171,795	165,375	182,570

Cash from investments
Proceeds from investments sold, matured, or repaid
Bonds	1,966,624	1,119,143	858,427
Stocks	134,542	46,961	49,046
Mortgage loans	76,333	86,185	136,190
Other invested assets	—	—	29
Miscellaneous proceeds	23,450	2,894	—

Total investment proceeds	2,200,949	1,255,183	1,043,692
Cost of investments acquired (long-term only)
Bonds	1,760,496	1,201,522	930,249
Stocks	32,758	36,574	36,614
Mortgage loans	78,864	148,692	184,270
Other invested assets	—	—	204
Miscellaneous applications	—	—	716

Total investments acquired	1,872,118	1,386,788	1,152,053
Net (increase) decrease in policy loans and premium loans	4,225	8,479	7,749

Net cash provided by (used in) investments	333,056	(123,126)	(100,612)

Cash from financing and miscellaneous sources
Paid in surplus	—	—	188
Deposits to investment-type and universal life contracts	15,930	18,106	20,788
Withdrawals from investment-type and universal life contracts	(37,757)	(41,910)	(42,282)
Dividends to stockholders	(500,000)	—	—
Other cash provided (applied)	(2,021)	(2,737)	43
Net cash provided by (used in) financing and miscellaneous sources	(523,848)	(26,541)	(21,263)

Reconciliation of cash, cash equivalents and short-term investments

Net change in cash, cash equivalents, and short-term investments	(18,997)	15,708	60,695
Cash, cash equivalents, and short-term investments
Beginning of year	173,137	157,429	96,734

End of year	$154,140	$173,137	$157,429

The accompanying notes are an integral part of these statutory financial statements.
6

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2018, 2017 and 2016
(in thousands of dollars)

1.	Nature of Operations and Significant Statutory Accounting Policies
American Family Life Insurance Company (herein referred to as AFLIC or the Company) is a wholly-owned subsidiary of AmFam, Inc., which is wholly-owned by American Family Mutual Insurance Company, S.I. (AFMICSI). The Company operates in the life insurance industry, principally selling and servicing term life, whole life, and universal life products to provide financial protection for qualified individuals, families, and business enterprises. It sells these products predominantly through a multi-line, exclusive agency force in nineteen states.
The Company prepares its statutory financial statements in accordance with accounting practices prescribed or permitted by various domiciliary state insurance departments. Prescribed statutory accounting practices (STAT) include the National Association of Insurance Commissioners’ (NAIC) “Accounting Practices and Procedures Manual”, as well as state laws, regulations, and general administrative rules applicable to all insurance enterprises domiciled in a particular state. In addition, the respective domiciliary state insurance departments have a right to permit other specific practices that may deviate from prescribed practices. No permitted differences in STAT between applicable state insurance departments and the NAIC are used in the preparation of these statutory financial statements.
The preparation of financial statements in conformity with STAT requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
The accompanying statutory financial statements vary materially from financial statements prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), primarily because on a STAT basis: (a) bonds are generally carried at amortized cost rather than being valued at fair value; (b) policy acquisition costs, such as commissions and other costs directly related to acquiring business, are charged to operations as incurred and are not deferred; (c) aggregate reserves are based upon statutory mortality and interest requirements without consideration of withdrawals, which may differ from reserves based on reasonably conservative estimates of mortality, interest and withdrawals; (d) investment and universal life-type insurance contracts are recorded as revenues and expenses, rather than reported as increases or decreases in a liability account; (e) a dividend liability is established for all dividends to be paid in the following year, rather than establishing a liability for dividends earned; (f) deferred tax assets (DTAs) to provide for temporary differences between the tax and financial reporting bases of assets and liabilities are generally limited to those temporary differences which reverse in the following three years and offset deferred tax liabilities (DTLs); (g) the Asset Valuation Reserve (AVR) is reported as a liability with changes charged or credited directly to unassigned surplus; (h) the Interest Maintenance Reserve (IMR) defers recognition of realized interest-related gains and losses of investment securities and amortizes them into income over the securities’ remaining lives; and, (i) certain assets are considered non-admitted and therefore excluded from surplus; see Note 1(k) below for a description of these items.
The effect of the foregoing differences in the accompanying statutory financial statements is material.
The significant accounting policies used in the preparation of these statutory financial statements include:
7

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2018, 2017 and 2016
(in thousands of dollars)

a.	Cash and Invested Assets
Cash and cash equivalents represent cash and securities that have maturities of three months or less at purchase, and are carried at amortized cost, which approximates fair value. Short-term investments represent securities that have maturities of one year or less at purchase. Money market mutual funds are classified as cash equivalents.
Investments in bonds rated "1" (highest quality), "2" (high quality),"3" (medium quality), “4” (low quality), “5” (lower quality) by the Securities Valuation Office (SVO) of the NAIC are reported in the statutory financial statements at amortized cost. Bonds rated “6” (lowest quality) by the SVO are reported at the lower of amortized cost or fair value. The interest method is used to amortize any purchase premium or discount, including estimates of future prepayments obtained from independent sources. Valuations for loan-backed securities include anticipated prepayments at the date of purchase and are adjusted for updated prepayment information using the retrospective method.
Investments in commercial mortgage-backed securities (CMBS) and non-agency residential mortgage-backed securities (RMBS) utilize a two-step process to obtain a valuation and rating in accordance with SSAP 43R, Loan-Backed and Structured Securities. The first step derives a rating for valuation by comparing the current amortized cost to the modeled range of values assigned to the six NAIC designations for each security. This determines whether the securities are stated at the lower of amortized cost or fair value per the above rules. The second step utilizes the same modeled range of values to derive a rating for reporting using the current carrying value as determined in the first step.
Ratings and valuations for investments in asset-backed securities (ABS) and other structured securities (other than equipment trust certificates and credit tenant leases) that are otherwise rated by a credit rating provider (CRP) are calculated using a two-step process. The first step derives a rating for valuation based on the CRP rating and the NAIC model valuation table. The second step utilizes the model valuation table to derive a rating for reporting using the current carrying value as determined in the first step. Securities whose initial rating is NAIC 1 or NAIC 6 in step one are not further modified by step two.
Common stocks are generally reported in the statutory financial statements at fair value, which is based primarily on values published by independent pricing sources and quoted market prices.
Mortgage loans are generally carried at their aggregate unpaid principal balances, net of a valuation allowance for estimated uncollectible amounts. Policy loans represent amounts borrowed from the Company by life insurance policyholders, secured by the cash value of the related policies, and are reported at unpaid principal balance to the extent of the cash value of the policy. Policy loans have no stated maturity dates and are an integral part of the related insurance contract. The interest rates for policy loans on current issues in 2018 ranged from 7.5% to 8%, and the interest rate for policy loans on current issues in 2017 and 2016 was 8%.

Investment income is recorded when earned. Dividend income is recorded on the ex-dividend date. Realized gains and losses on sales of investments are determined on a specific identification basis and are recorded directly in the accompanying statutory statements of operations. Unrealized gains and losses resulting from changes in the fair value of common stocks and those bonds rated NAIC 6 are credited or charged to change in net unrealized capital gains (losses), a component of the Company’s unassigned surplus, net of deferred taxes. If there is a decline in an investment’s net realizable value that is other-than-temporary, the decline is recorded as a realized loss and the cost of the investment is reduced to either its present value of expected future cash flows or its fair value depending on security type.
8

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2018, 2017 and 2016
(in thousands of dollars)

b.	Fair Value Measurements
Financial assets and financial liabilities recorded on the statutory balance sheets at fair value are categorized based on the reliability of inputs to the valuation techniques as follows:
Level 1	Financial assets and financial liabilities whose values are based on unadjusted quoted prices for identical assets or liabilities in an active market that the Company can access.
Level 2
Financial assets and financial liabilities whose values are based on the following:

Quoted prices for similar assets or liabilities in active markets;
Quoted prices for identical or similar assets or liabilities in non-active markets; or Valuation models whose inputs are observable, directly or indirectly, for substantially the full term of the asset or liability.

Level 3
Financial assets and financial liabilities whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These inputs may reflect the Company’s estimates of the assumptions that market participants would use in valuing the financial assets and financial liabilities.

The availability of observable inputs varies by instrument. In situations where fair value is based on internally developed pricing models or inputs that are unobservable in the market, the determination of fair value requires more judgment. In many instances, inputs used to measure fair value fall into different levels of the fair value hierarchy. In those instances, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement is categorized is determined based on the lowest level of input that is significant to the fair value measurement in its entirety.
c.	Interest Maintenance and Asset Valuation Reserves
The interest maintenance reserve (IMR) and asset valuation reserve (AVR) are maintained in accordance with requirements prescribed by the NAIC. Under the IMR, realized investment gains and losses, net of tax, attributable to interest rate changes on short- and long-term fixed income investments are deferred and held in the IMR account. Such gains and losses are then amortized over the remaining original maturity of the investment sold; the amortization is reflected in the Company’s statutory statements of operations.
The AVR is a reserve designed to protect surplus against potential declines in value in the Company’s invested assets that are not related to interest rate changes. Changes in the AVR are charged or credited directly to unassigned surplus.
d.	Death and Annuity Benefit Payments
Benefit payments to policyholders and beneficiaries include death, surrender, and disability benefits, as well as matured endowments and payments on supplementary annuity contracts that include life contingencies. Benefit payments on supplementary annuity contracts without life contingencies are deposit-type contracts and excluded from benefits in the Company's statutory statements of operations. Benefit payments are reported net of ceded reinsurance recoveries.
9

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2018, 2017 and 2016
(in thousands of dollars)

e.	Aggregate Reserves for Life and Deposit-Type Contracts
Aggregate reserves for life contracts are based on statutory methods, mortality and morbidity tables and interest requirements, and make no provision for withdrawals. These reserves conform to the valuation laws of the State of Wisconsin. Aggregate reserves for life contracts were determined using the following valuation standards as of December 31:
		% of Total
		Life Reserves
Mortality Table	Reserve Method	2018	2017

1958 CSO, 2-1/2%	Net level	2.1%	2.2%
1958 CSO, 2-1/2%	Modified net level	4.3	4.5
1958 CSO, 4-1/2%	Net level	18.6	19.4
1980 CSO, 4%	Modified net level	5.7	5.9
1980 CSO, 4%	CRVM	2.4	2.4
1980 CSO, 4-1/2%	Net level	9.1	9.4
1980 CSO, 4-1/2%	CRVM	23.8	24.8
1980 CSO, 5%	Net level	6.8	6.9
2001 CSO, 4%	CRVM	17.6	17.0
2001 CSO, 3.5%	CRVM	7.0	4.8
Other bases		2.6	2.7

		100.0%	100.0%

As of December 31, 2018, the Company had 66,312 policies and $5,782,529 of insurance in force for which the gross premiums are less than the net premium according to the standard valuation set by the State of Wisconsin. Reserves (net of reinsurance) for the excess of net premiums over gross premiums on these policies were $26,555 and $29,546 at December 31, 2018 and 2017, respectively.
The following lists annuity actuarial reserves, deposit-type contract funds and other liabilities without life contingencies by withdrawal characteristics as of December 31:

2018
		Separate
		Account	Separate
	General Account	with	Account
		Guarantees	Non-guaranteed	Total	% of Total
Subject to discretionary withdrawal
At book value less surrender charge of 5% or more	$17,626	$—	$—	$17,626	2.2%
At fair value	—	—	140,683	140,683	17.5

Total with adjustment or at fair value	17,626	—	140,683	158,309	19.7
At book value without adjustment (minimal or no
charge or adjustment)	544,756	—	—	544,756	68.0
Not subject to discretionary withdrawal	98,675	—	—	98,675	12.3

Total (gross)	661,057	—	140,683	801,740	100.0%
Reinsurance ceded	14,880	—	—	14,880

Total (net)	$646,177	$—	$140,683	$786,860

10

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2018, 2017 and 2016
(in thousands of dollars)

2017
		Separate
		Account	Separate
	General	with	Account
	Account	Guarantees	Non-guaranteed	Total	% of Total
Subject to discretionary withdrawal
At book value less surrender charge of 5% or more	$18,190	$—	$—	$18,190	2.2%
At fair value	—	—	166,825	166,825	19.8

Total with adjustment or at fair value	18,190	—	166,825	185,015	22.0
At book value without adjustment (minimal or no
charge or adjustment)	552,688	—	—	552,688	65.6
Not subject to discretionary withdrawal	104,772	—	—	104,772	12.4

Total (gross)	675,650	—	166,825	842,475	100.0%
Reinsurance ceded	14,324	—	—	14,324

Total (net)	$661,326	$—	$166,825	$828,151

f.	Policyholders' Dividends Payable
Approximately 97.5% of the Company’s life contracts are considered participating policies. The Company accounts for policyholder dividends based upon dividend scales approved by AFLIC’s Board of Directors. The amount of dividends to be paid is determined annually. Participating policyholders generally have the option to direct their dividends to be paid in cash, used to reduce future premiums due, used to purchase additional insurance benefits, or left on deposit with the Company to accumulate interest. Dividends used by policyholders to purchase additional insurance benefits are reported as premiums in the statutory statements of comprehensive income. The Company’s annual declaration includes a guarantee of a minimum aggregate amount of dividends to be paid to policyholders as a group in the subsequent year. The portion of the Company’s earnings allocated as dividends is included in policyholders’ dividends payable.
g.	Intercompany Expense Allocation
The Company shares certain administrative, occupancy, marketing, and tax expenses with AFMICSI and other affiliated companies. Such expenses are allocated to the Company at cost in proportion to its estimated utilization. Allocation methods are refined periodically in light of current operations and resources utilized by the Company. Expenses allocated to the Company amounted to  $122,289, $128,427, and $131,027 for 2018, 2017, and 2016, respectively.
h.	Life Premiums, Annuity Considerations, and Expense Recognition
Life insurance premiums and annuity considerations are generally recognized as income when received. Advance premiums represent amounts received prior to policy effective dates and are recognized as income on the policy’s anniversary date. Deposits on deposit-type contracts are recorded as a liability when received. Expenses are charged to operations as incurred.
The Company annually evaluates whether a premium deficiency exists relating to long-duration contracts. Anticipated investment income is considered as part of this evaluation. The Company did not recognize a premium deficiency reserve as of December 31, 2018 and 2017 as part of the annual actuarial review of the long-term care business (see Note 1(i) for further information on the long-term care business recapture).

11

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2018, 2017 and 2016
(in thousands of dollars)

i.	Reinsurance
In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of the benefits paid over such limits. This is accomplished primarily through cessions to reinsurers under excess of loss and coinsurance contracts. Estimated reinsurance recoverable is recognized in a manner consistent with the liabilities related to the underlying reinsured contracts.
Amounts related to the Company's reinsurance program as of and for the years ended December 31 are summarized as follows:
	2018	2017	2016

Reserves ceded	$340,529	$375,827	$352,273
Premiums ceded	83,942	87,200	84,745
Commissions and expense allowances	24,446	24,891	23,947
Benefits on ceded claims	44,960	31,458	34,294
For 2018, approximately 21% of ceded reinsurance was ceded to both Munich Amer Reassur Co and Security Life of Denver.
Effective July 1, 2010, the Company assumed the long-term care business from AFMICSI by way of a 100% quota share reinsurance agreement and ceded 100% of this business to Ability Insurance Company (Ability) pursuant to a modified coinsurance agreement. In 2016, the Company recaptured the business from Ability and recorded premiums and an increase in reserves of $105,320 as a result. The recapture was treated as a noncash transaction as it relates to the statutory statement of cash flows for the year ended December 31, 2016. The Company assumed reinsurance premiums of $4,820, $4,321 and $4,492 during 2018, 2017 and 2016, respectively, and  $128,179 and $120,870 of reserves at December 31, 2018 and 2017, respectively, from AFMICSI under this agreement.
The Company cedes 100% of its variable universal life (VUL) and variable annuity (VA) business, which the Company no longer sells, under a 100% reinsurance agreement with Kansas City Life Insurance Company (KCL). Pursuant to this agreement, AFLIC transferred all of the net policy liabilities on the reinsured policies with the exception of the separate account liabilities which are retained by AFLIC under the modified coinsurance agreement relating to the separate accounts (see Note 8).
These ceded reinsurance transactions do not relieve the Company of its primary obligation to the policyholder.
j.	Income Taxes
The Company files a consolidated federal income tax return with AFMICSI and affiliated companies.
The consolidated federal income tax is allocated to each member company in the following manner: Companies having tax profits on a separate return basis will incur federal tax expense based on separate return taxable incomes. Companies with tax losses on a separate return basis will be compensated (at the current federal tax rate) for the reduction in the consolidated tax liability resulting from losses. Such compensation shall come directly from profitable companies that utilize those tax losses to reduce taxable incomes. A loss company may have to repay this current year compensation back to the profitable company if the profitable company later incurs losses that, on a separate return basis, may be carried back to offset its current year income. The reduction of the consolidated tax liability due to tax credits shall be allocated to the individual Companies producing such credits. Special additional taxes are similarly allocated to each member company.

12

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2018, 2017 and 2016
(in thousands of dollars)

The reporting of federal and foreign income taxes under STAT is similar to the reporting requirements under GAAP except for the following differences. Under STAT, the calculation of state income taxes incurred is limited to taxes due on the current year’s taxable income and any adjustments due to changes in prior year returns. Therefore, deferred state income taxes are not recorded. Under GAAP, there is a requirement to reduce the amount of DTAs by a valuation allowance if it is more likely than not that some portion of the DTA will not be realized. STAT requires that the gross DTAs be subject to an admissibility test which also includes the more likely than not valuation allowance. Under STAT, any changes in DTAs and DTLs are to be recognized as a separate component of the change in unassigned surplus. Therefore, changes in the DTAs and DTLs will not be included in current year income. This differs from GAAP, which reports the change in deferred taxes (deferred tax provision) as a component of the total tax provision (sum of federal current and deferred) and included in other comprehensive income rather than as a direct adjustment to equity. The gross change in the DTA/DTL related to unrealized capital gains and losses is charged directly to surplus by netting against the unrealized capital gains and losses. The effect on deferred taxes of a change in tax rates is recognized as a component of the change in unassigned surplus in the period enacted for STAT purposes and is recognized in income as a component of income tax expense from continuing operations in the period of enactment for GAAP. Under STAT, state current income taxes are included as an underwriting expense while under GAAP they are part of income tax expense.
k.	Nonadmitted Assets
Certain assets designated as “nonadmitted assets,” primarily consisting of DTAs, advanced commissions, and policy loans, have been excluded from the statutory balance sheets through a direct charge against unassigned surplus. Changes in nonadmitted assets are reported as a direct adjustment to surplus in the statutory statement of changes in capital and surplus.
l.	Separate Accounts
Separate account assets include segregated funds invested by the Company as designated by VUL and VA policy owners in shares of mutual funds managed by outside fund managers offered as investment vehicles for American Family Variable Accounts I or II. Policy owners are the only persons having rights to any assets in the separate accounts or to income arising from such assets. The assets (investments) and liabilities (to policy owners) of each account are clearly identifiable and distinguishable from other assets and liabilities of the Company. Assets are valued at fair value based on quoted market prices of the underlying funds, which are traded in non-active markets. The liabilities are equal to the amount due to the policy owner without a reduction for surrender charges. The net investment experience (investment income, gains and losses) of these accounts are credited directly to the policy owners and, therefore, are not included in the Company’s net income.
The separate account expense allowance represents the difference between the account value and the statutory reserve, and corresponds to the value of the surrender charges contained in the contract terms of the account. The expense allowance decreases over time as the surrender charge rates decline. The Company cedes all of its VUL and VA business under a 100% reinsurance agreement with KCL and thus carries no net expense allowance for the years ended December 31, 2018 and 2017 (see Note 1(i)).

13

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2018, 2017 and 2016
(in thousands of dollars)

m.	Statements of Cash Flows

Non-cash operating, investing, and financing activities for the years ended December 31 are summarized as follows:
	2018	2017	2016

Proceeds from bonds sold (e.g., tax free exchanges)	$4,861	$44,708	$126,739
Proceeds from stocks sold (e.g., tax free exchanges)	2,977	1,687	2,128
Cost of bonds acquired (e.g., tax free exchanges)	4,861	41,713	126,739
Cost of stocks acquired (e.g., tax free exchanges)	2,977	4,682	2,128
Recapture of long-term care premiums	—	—	105,320
Increase in benefits paid from recapture of long-term care block of business	—	—	105,320
Non-cash related premiums	8,706	13,089	13,368
Non-cash related benefits and loss payments	10,230	10,656	12,290
Non-cash related dividends	8,706	13,089	13,368
Non-cash related investment type deposits	10,230	10,656	12,290
Non-cash related to proceeds from other invested assets sold	—	600	—
Non-cash related to capital and paid in surplus	—	41	—
Non-cash related to cost of other invested assets acquired	—	559	—

See Note 1(i) with regards to additional non-cash transactions in relation to the recapture of the long-term care line of business.
After review of internal accounting policy in 2018, the Company determined non-cash acquisitions and disposals of bonds should only include transactions where the security acquired is significantly different than the security disposed. As it was impracticable to apply the updated policy retroactively, reported non-cash acquisitions and disposals of bonds are not comparable between years.
n.	Reclassifications
Certain reclassifications and revisions have been made to prior year amounts in the accompanying notes to the statutory financial statements to conform to current year presentation and allow for consistent financial reporting.
o.	Subsequent Events
The Company has evaluated events subsequent to December 31, 2018, through March 1, 2019, the date these statutory financial statements were available to be issued. Based on this evaluation, no Type I or Type II events have occurred subsequent to December 31, 2018, that require disclosure or adjustment to the statutory financial statements at that date or for the year then ended.

14

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2018, 2017 and 2016
(in thousands of dollars)

2.	Financial Instruments
a.	Fair Value of Financial Instruments
The fair value guidance establishes a hierarchy for inputs used in determining fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that observable inputs be used when available.
Fair value is a market-based measure considered from the perspective of a market participant who owns an asset or owes a liability. Accordingly, when market observable data is not readily available, the Company’s own assumptions are set to reflect those that market participants would be presumed to use in pricing the asset or liability at the measurement date. The Company uses prices and inputs that are current as of the measurement date, including during periods of market disruption. In periods of market disruption, the ability to observe prices and inputs may be reduced for many instruments. This condition could cause an instrument to be reclassified from one level of the hierarchy to another.
When available, the Company uses the market approach to estimate the fair value of its financial instruments, which is based on quoted prices that are readily and regularly available in active markets. Generally, these are the most liquid of the Company’s holdings and valuation of these securities does not involve management judgment. Matrix pricing and other similar techniques are other examples of the market approach. Matrix pricing values a particular security by utilizing the prices of securities with similar ratings, maturities, industry classifications, and/or coupons and interpolating among known values of these similar instruments to derive a price.
When quoted prices in active markets are not available, the Company uses the income approach, or a combination of the market and income approaches, to estimate the fair value of its financial instruments. The income approach involves using discounted cash flow and other standard valuation methodologies. The inputs in applying these market standard valuation methodologies include, but are not limited to, interest rates, benchmark yields, bid/ask spreads, dealer quotes, liquidity, term to maturity, estimated future cash flows, credit risk and default projections, collateral performance, deal and tranche attributes, and general market data.
The following valuation techniques and inputs were used to estimate the fair value of each class of significant financial instruments:
Level 1 Measurements
Bonds: Comprised of U.S. Treasuries valued based on unadjusted quoted prices for identical assets in active markets.
Common Stocks: Comprised of actively traded, exchange listed U.S. and international equity securities. Valuation is based on unadjusted quoted prices for identical assets in active markets that the Company can access.
Cash Equivalents: Comprised of U.S. Treasuries valued based on unadjusted quoted prices for identical assets in active markets. Additionally, includes actively traded money market funds that have daily quoted net asset values for identical assets that the Company can access.
Level 2 Measurements
Bonds: The majority of the Company’s Level 2 fixed income securities are priced by leading, nationally recognized providers of market data and analytics. These securities are principally valued using the market and income approaches. When available, recent trades of identical or similar assets are used to price these securities. However, because many fixed income securities do not actively trade on a daily basis, pricing models are often used to determine security prices.

15

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2018, 2017 and 2016
(in thousands of dollars)

The pricing models discount future cash flows at estimated market interest rates. These rates are derived by calculating the appropriate spreads over comparable U.S. Treasury securities based on credit quality, industry, and structure of the asset. Observable inputs used by the models include benchmark yields, bid/ask spreads, dealer quotes, liquidity, term-to-maturity, credit risk and default projections, collateral performance, deal and tranche attributes, and general market data. Inputs may vary depending on the type of security.
A small segment of Level 2 securities are priced internally using matrix pricing or through third party vendors that specialize in difficult-to-price securities.
Common Stocks: Comprised of shares in Federal Home Loan Bank-Chicago (FHLBC) stock as discussed in Note 9. While not actively traded, the valuation for the FHLBC investment is perpetually quoted at $100 per share by the FHLBC.
Short-term Investments: Short-term investments are valued based on quoted prices for identical or similar assets in markets that are not active, benchmark yield curves, bid/ask spreads, and credit quality.
Mortgage Loans: The fair value of mortgage loans is based upon discounted future cash flows using the current rate at which similar loans with comparable maturities would be made to borrowers with similar credit ratings.
Policy Loans: Consist of policy loans carried at their outstanding principal balance, which approximates fair value.
Separate Account Assets: Comprised of mutual funds traded in non-active markets that have daily quoted net asset values for identical assets that the Company can access. Net asset values for the actively traded mutual funds in which the separate account assets are invested are obtained daily from the fund managers.
Level 3 Measurements
Bonds: Comprised of Industrial and Miscellaneous Unaffiliated, ABS and RMBS securities valued using trader marked bid side dollar prices and spreads to updated swaps curves from a third party pricing vendor. Certain securities are valued using the mid-point of actual bid and ask market quotes from global and regional banks or from non-binding external sources where unobservable inputs are not readily available.
Other Invested Assets: Investment trade receivables of $64 and $1,754 as of December 31, 2018 and 2017, respectively, are included in other invested assets on the statutory balance sheets, but are not considered fair value assets and are therefore excluded from fair value footnote reporting in Note 2(a).
The Company held no Level 3 securities that were carried at fair value as of December 31, 2018 and 2017.

16

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2018, 2017 and 2016
(in thousands of dollars)

The following summarizes the Company’s financial assets and financial liabilities carried at fair value on a recurring basis as of December 31.
2018
	Quoted Prices in Active Markets for Identical Assets	Significant Other Observable Inputs	Significant Unobservable Inputs	Balance as of December 31,
	(Level 1)	(Level 2)	(Level 3)	2018
Financial assets
Common stocks	$68,059	$877	$—	$68,936
Cash equivalents	162,123	—	—	162,123
Separate account assets	—	285,614	—	285,614
Total recurring basis assets	$230,182	$286,491	$—	$516,673

2017
	Quoted Prices in Active Markets for Identical Assets	Significant Other Observable Inputs	Significant Unobservable Inputs	Balance as of December 31,
	(Level 1)	(Level 2)	(Level 3)	2017
Financial assets
Common stocks	$170,854	$915	$—	$171,769
Cash equivalents	157,442	—	—	157,442
Separate account assets	—	331,049	—	331,049
Total recurring basis assets	$328,296	$331,964	$—	$660,260

The following summarizes the fair value of the Company’s financial assets by type as of December 31:
2018
	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3
Bonds	$3,807,303	$3,845,175	$47,240	$3,752,432	$7,631
Common stocks	68,936	68,936	68,059	877	—
Cash Equivalents	162,123	162,123	162,123	—	—
Short-term investments	1,387	1,388	—	1,387	—
Mortgage loans	637,196	640,206	—	637,196	—
Policy loans	192,535	190,245	—	192,535	—
Separate account assets	285,614	285,614	—	285,614	—

Total financial assets	$5,155,094	$5,193,687	$277,422	$4,870,041	$7,631

17

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2018, 2017 and 2016
(in thousands of dollars)

2017
	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3
Bonds	$4,248,936	$4,083,594	$59,505	$4,185,440	$3,991
Common stocks	171,769	171,769	170,854	915	—
Cash equivalents	157,442	157,442	157,442	—	—
Short-term investments	—	—	—	—	—
Mortgage loans	650,569	637,675	—	650,569	—
Policy loans	196,759	195,527	—	196,759	—
Separate account assets	331,049	331,049	—	331,049	—
		-	-	-	-
Total financial assets	$5,756,524	$5,577,056	$387,801	$5,364,732	$3,991

As part of its pricing procedures, the Company obtains quotes from leading providers of pricing data, and the Company’s internal pricing policy is to use consistent sources for individual securities based on security type in order to maintain the integrity of its valuation process. These primary quotes are validated on a quarterly basis via comparison to a secondary pricing source, which may include quotes received from a different third party pricing data provider or recent trade activity obtained from reputable online trading sites. In addition, investment managers may be consulted to corroborate prices received from outside sources based on their knowledge of market trends and activity. As necessary, the Company utilizes pricing services that specialize in difficult-to-value securities to price esoteric or illiquid securities. Material discrepancies between the primary and secondary sources are investigated, reconciled, and updated as warranted. This may involve challenging a price from the primary source if the Company determines the price provided does not meet expectations based on observed market, sector, or security trends and activity.
On an annual basis, the Company reviews quality control measures and data assumptions from its pricing sources to determine if any significant changes have occurred that may indicate issues or concerns regarding their evaluation or market coverage. In addition, an annual analysis is performed on a sample of securities to further validate the inputs, assumptions, and methodologies used by the primary source to price those securities.
During the course of the valuation process, if it is determined the material inputs used to price a security are unobservable, the Company will transfer that security to Level 3.
All transfers into or out of a particular level are recognized as of the beginning of the reporting period. There were no material transfers into or out of Level 3 during 2018 or 2017.
Deferred Annuities and Structured Settlements
Fair values for deferred annuities are based on the cash surrender value of the policies. Fair values for structured settlements are based on the present value of expected payments using current crediting interest rates.

18

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2018, 2017 and 2016
(in thousands of dollars)

Fair Value
The fair values of the Company's significant financial instruments that are carried on the statutory balance sheets at a value other than fair value or are not disclosed on the face of the statutory balance sheets or elsewhere in the notes at December 31 are as follows:
	2018		2017
	Carrying Amount	Fair Value	Carrying Amount	Fair Value

Financial liabilities
Deferred annuities	$267,010	$266,408	$269,259	$268,335
Structured settlements	47,290	55,661	50,585	59,864
b.	Common Stocks
The aggregate cost of common stocks at December 31, 2018 and 2017 was $54,988 and $124,378, respectively. Net unrealized appreciation of common stocks stated at fair value includes gross unrealized gains of $16,535 and $49,058 and gross unrealized losses of $2,587 and $1,667 at December 31, 2018 and 2017, respectively.
The fair value and unrealized losses, categorized by stocks in loss positions for less than 12 months and stocks in loss positions for more than 12 months, at December 31 are as follows:
	2018
	Less than 12 Months			12 Months or More			Total
	Number of Issues	Fair Value	Unrealized Losses	Number of Issues	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses

Description of Securities:
Common Stocks	85	$13,338	$(2,418)	4	$336	$(169)	$13,674	$(2,587)

	85	$13,338	$(2,418)	4	$336	$(169)	$13,674	$(2,587)

	2017
	Less than 12 Months			12 Months or More			Total
	Number of Issues	Fair Value	Unrealized Losses	Number of Issues	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses

Description of Securities:
Common Stocks	30	$11,495	$(993)	11	$4,543	$(674)	$16,038	$(1,667)

	30	$11,495	$(993)	11	$4,543	$(674)	$16,038	$(1,667)

The Company believes that declines in fair value related to these stocks are temporary. In determining whether these declines in fair value are temporary, the Company considers severity of impairment, duration of impairment, forecasted market price recovery, and the intent and ability of the Company to hold the investment until the market price has recovered.
During 2018, 2017, and 2016, the Company recorded other-than-temporary impairments (OTTI) in its stock portfolio, resulting in a total realized loss of $1,029, $357 and $996, respectively.
Proceeds from sales of stocks during 2018, 2017, and 2016 were $134,126, $46,961, and $48,382, respectively. These amounts exclude spin-offs, tax-free exchanges, taxable exchanges, and returns of capital. Gross gains of $36,218, $8,663, and $4,754 and gross losses of $3,093, $1,542, and $3,276 were realized on those sales during 2018, 2017, and 2016, respectively. The basis of the securities sold was determined using specific identification.

19

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2018, 2017 and 2016
(in thousands of dollars)

The Company’s common stock portfolios are primarily invested in large-, mid-, and small-cap stocks which are managed to their respective indices. Further separation of equity securities by geography or industry concentration is not deemed relevant.
c.	Bonds
The carrying value and fair value of long-term bonds at December 31 are as follows:

	2018
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Description of Securities:
U.S. governments	$67,164	$359	$(844)	$66,679
States, territories and possessions	37,810	4,088	(462)	41,436
Political subdivisions of states, territories, and possessions	44,308	3,915	(776)	47,447
Special revenue & special assessment	395,460	9,411	(3,888)	400,983
Industrial and miscellaneous unaffiliated	3,300,433	41,592	(91,267)	3,250,758

Total	$3,845,175	$59,365	$(97,237)	$3,807,303

	2017
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Description of Securities:
U.S. governments	$67,500	$561	$(136)	$67,925
States, territories and possessions	24,123	5,606	—	29,729
Political subdivisions of states, territories, and possessions	32,826	7,307	—	40,133
Special revenue & special assessment	428,304	15,779	(2,550)	441,533
Industrial and miscellaneous unaffiliated	3,530,841	150,172	(11,397)	3,669,616

Total	$4,083,594	$179,425	$(14,083)	$4,248,936
The fair value and unrealized losses, categorized by bonds in loss positions for less than 12 months and bonds in loss positions for more than 12 months, at December 31 are as follows:
	2018
	Less than 12 Months			12 Months or More			Total
	Number of Issues	Fair Value	Unrealized Losses	Number of Issues	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses

Description of Securities:
U.S. governments	18	$37,532	$(513)	10	$7,271	$(331)	$44,803	$(844)
States, territories and possessions	2	11,427	(462)	—	—	—	11,427	(462)
Political subdivisions of states, territories, and possessions	6	18,437	(776)	—	—	—	18,437	(776)
Special revenue & special assessment	64	86,202	(1,036)	70	94,048	(2,852)	180,250	(3,888)
Industrial and miscellaneous unaffiliated	947	1,745,803	(72,860)	192	275,388	(18,407)	2,021,191	(91,267)

	1,037	$1,899,401	$(75,647)	272	$376,707	$(21,590)	$2,276,108	$(97,237)

20

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2018, 2017 and 2016
(in thousands of dollars)

	2017
	Less than 12 Months			12 Months or More			Total
	Number of Issues	Fair Value	Unrealized Losses	Number of Issues	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses

Description of Securities:
U.S. governments	9	$9,494	$(73)	4	$3,451	$(63)	$12,945	$(136)
States, territories and possessions	—	—	—	—	—	—	—	—
Political subdivisions of states, territories, and possessions	—	—	—	—	—	—	—	—
Special revenue & special assessment	35	90,984	(640)	56	112,399	(1,910)	203,383	(2,550)
Industrial and miscellaneous unaffiliated	366	533,783	(3,864)	115	261,637	(7,533)	795,420	(11,397)

	410	$634,261	$(4,577)	175	$377,487	$(9,506)	$1,011,748	$(14,083)

If the Company has the intent to sell or will more likely-than-not be required to sell a structured fixed income security prior to full recovery, the Company writes down the security to its current fair value with the entire write-down recorded as a realized investment loss in the statutory statements of operations. If the Company does not have the intent to sell but the security is in an unrealized loss position, the Company determines if any of the decline in value is due to a credit-related loss (the present value of the expected future cash flows (PVCF) is less than amortized cost). Other-than-temporary, credit-related impairments are recorded as a realized investment loss in the statutory statements of operations when the PVCF is less than the amortized cost.
The Company recognized no OTTI in realized investment loss due to the intent to sell structured securities in 2018, 2017, and 2016. There were no credit-related impairments recorded on structured securities in 2018, 2017, and 2016, and the Company does not hold any structured securities with a previously recognized other-than-temporary, credit-related impairment.
In determining whether losses on non-structured securities are expected to be temporary, the Company considers severity of impairment, duration of impairment, forecasted market price recovery and the intent and ability of the Company to hold the investment until the market price recovers or the investment matures to assist in determining if a potential credit loss exists. Additionally, the Company may rely on the details of settlements reached in bankruptcy proceedings or other restructurings to determine ultimate collectability of these investments.
Credit-related OTTI losses recorded on non-structured securities were $0, $2,483 and $6,285 in 2018, 2017 and 2016, respectively. The Company recognized no OTTI due to the intent to sell non-structured securities in 2018, 2017, and 2016.
During 2018, 2017, and 2016, for its bond portfolio, the Company recorded total OTTI in realized capital losses in the statutory statements of operations of $0, $2,483 and $6,285, respectively. These amounts include both credit-related impairments as well as impairments taken due to the intent to sell securities. The Company believes that all other declines in fair value related to bonds are temporary.

21

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2018, 2017 and 2016
(in thousands of dollars)

The carrying value and fair value of bonds, including short-term and cash equivalent bonds, at December 31, 2018, are shown below by contractual maturity. Expected maturities may differ from contractual maturities because borrowers may exercise the right to call or prepay obligations with or without penalties. Because most mortgage-backed and asset-backed securities provide for periodic payments throughout their lives, they are listed in a separate category as follows:
	December 31, 2018
	Carrying Value	Fair Value

Due in one year or less	$90,379	$91,216
Due after one year through five years	427,220	427,387
Due after five years through ten years	863,372	840,970
Due after ten years	1,422,396	1,408,032

Subtotal	2,803,367	2,767,605

Asset-backed securities	801,022	797,088
Mortgage-backed securities	242,174	243,998

Total	$3,846,563	$3,808,691
Proceeds from sales of long-term bonds during 2018, 2017, and 2016 were $1,700,564, $745,119 and $423,086, respectively. Gross gains of $9,332, $11,667 and $8,899 and gross losses of $38,842, $6,856 and $8,022 were realized on those sales for 2018, 2017, and 2016, respectively, before transfer to the IMR account. The basis of the securities sold was determined using specific identification.
At December 31, 2018 and 2017, investments with an amortized cost of $4,343 and $4,237, respectively, were on deposit with various regulatory authorities to comply with insurance laws.
The Company invests in structured notes, which are characterized by non-fixed coupon payments, with the exception of securities tied to a non-leveraged typical interest rate index (such as LIBOR and T-Bill rates). Loan-backed securities are excluded from this category. The following table details the securities that the Company has determined meet this definition at December 31, 2018. None of these positions are classified as mortgage-referenced securities.

	December 31, 2018
CUSIP Identification	Actual Cost	Fair Value	Book/Adjusted Carrying Value

06051GGG8	$750	$721	$750
06051GGR4	150	142	150
06051GGT0	499	474	499
06051GHM4	7,532	7,465	7,531
172967LD1	721	724	721
172967LW9	10,000	9,730	10,000
225401AF5	2,328	2,326	2,328
29271LAD6	51	43	50
38141GWL4	503	465	502
38141GWV2	6,992	6,577	6,992
38141GWZ3	10,500	10,105	10,500
38148YAA6	4,835	4,255	4,835
404280BS7	3,260	3,242	3,260

22

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2018, 2017 and 2016
(in thousands of dollars)

	December 31, 2018
CUSIP Identification	Actual Cost	Fair Value	Book/Adjusted Carrying Value

404280BT5	5,000	4,956	5,000
404280BX6	5,000	4,925	5,000
46647PAF3	2,509	2,383	2,508
46647PAH9	5,000	4,830	5,000
46647PAJ5	500	454	500
46647PAV8	5,762	5,733	5,762
55608JAK4	12,000	11,004	12,000
60855RAG5	58	56	58
61744YAK4	5,000	4,728	5,000
61744YAL2	502	456	502
61744YAP3	9,648	9,568	9,660
626717AF9	21	24	22
626717AG7	19	16	19
69033CAB5	994	1,003	996
780097BE0	3,387	3,270	3,389
853254BJ8	1,000	968	1,000
857477BD4	200	206	200
90352JAE3	500	481	500
911308AB0	1,011	1,206	962
912828PP9	450	633	690
94988J5P8	750	749	750
98310WAN8	15	14	15
98310WAP3	117	114	118
98417EAT7	6,065	6,061	6,074
Y9T10PN84	717	700	703

Total	$114,346	$110,807	$114,546

The Company also invests in bonds with callable features, which grant the issuer the right to redeem the security in part or in whole at specified dates throughout the life of the contract. There were 28 bonds redeemed as a result of such a callable feature during the year ended December 31, 2018, with $1,166 recorded as investment income as a result of prepayment penalties and/or acceleration fees.
d.	Net Investment Income
Net investment income for the years ended December 31 is summarized as follows:
	2018	2017	2016

Bonds	$169,396	$166,247	$163,514
Common stocks	2,182	3,229	3,419
Mortgage loans	28,830	29,837	28,580
Policy loans	14,125	14,605	15,183
Other	1,794	899	220

Total investment income	216,327	214,817	210,916
Investment expenses	(11,706)	(11,770)	(11,048)

Net investment income	$204,621	$203,047	$199,868
23

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2018, 2017 and 2016
(in thousands of dollars)

e.	Mortgage Loans
The minimum and maximum lending rates for commercial mortgage loans issued during 2018 and 2017 ranged from 4.37% to 5.31% and 3.78% to 5.14%, respectively. During 2018 and 2017, the Company did not reduce interest rates on outstanding mortgage loans.
Mortgage loans of the Company are invested primarily in office, retail, and industrial properties and are reported and measured at their outstanding principal amount. Fire and extended coverage insurance is required on all properties. The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages did not exceed 67%.
Significant concentrations of mortgage loans amounting to $316,158 and $311,828 exist for properties located in the South region at December 31, 2018 and 2017, respectively. In addition, significant concentrations of mortgage loans by state include the following as of December 31:
	2018	2017

Texas	$119,597	$106,769
California	79,934	67,614
The Company considers any loan that is one or more days delinquent to be past due. At December 31, 2018 and 2017, the Company had no past due commercial mortgage loans, and there were no recorded investments in impaired loans during 2018 and 2017. As of December 31, 2018 and 2017, all loans in the portfolio were in good standing, and no loans had been modified or restructured.
A loan is considered to be in good standing if all payments are current. When reviewing loans for impairment and making the determination to increase the valuation allowance or to charge off a loan, the Company individually monitors and analyzes loans and does not utilize portfolio segments or classes for monitoring purposes. The Company considers delinquency or default of payments, the mortgage loan unpaid principal balance as a percent of the fair value of the mortgage loan collateral, present value of expected payments compared to the current carrying value of the mortgage, current rent rolls of the property, financial condition of major tenants, and local economic conditions that would impact individual loans when reviewing potential loan impairment.
If analysis of any of these factors suggests the ability of the borrower to make future payments may be compromised or if the loan is delinquent in its payments by fewer than 90 days, the loan is added to the Company’s watchlist. A watchlist loan has developed negative characteristics or trends in the impairment indicators discussed above, but has not yet met the criteria of a non-performing loan. Specific examples of such watchlist indicators may include loss of a major tenant or delinquency of property tax payments. Watchlist loans are monitored closely by the Company for indications of possible default, and an allowance may be established if ultimate collectability of the full principal amount becomes uncertain. If a loan is 90 days or more past due or is in the process of foreclosure, the loan is reclassified as non-performing. Non-performing loans are reserved to an amount equal to the expected potential principal loss and are reviewed in detail to determine whether an impairment or charge-off is necessary. Charge-offs are recorded when principal loss is imminent and the amount is readily determinable.
The Company had $640,206 and $637,675 of loans outstanding as of December 31, 2018 and 2017, respectively, of which $0 and $9,724 were on the watchlist. There were no non-performing loans held as of December 31, 2018 and 2017. There were no charge-offs recorded in the mortgage loan portfolio in 2018, 2017, and 2016.

24

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2018, 2017 and 2016
(in thousands of dollars)

The Company did not carry a valuation allowance for credit losses on mortgage loans as of December 31, 2018 and 2017. Changes in the valuation allowance, when applicable, are recognized through net investment income.
Commercial mortgage loans are placed on nonaccrual status after a default notice has been issued and the borrower has failed to cure the defect in a reasonable amount of time. Once a loan reaches nonaccrual status any accrued interest income is derecognized and future accrual of interest is suspended until the loan is made current. If the ultimate collectability of principal, either in whole or in part, is in doubt, any payment received on a nonaccrual loan shall first be applied to reduce principal to the extent necessary to eliminate such doubt. There were no loans in nonaccrual status at December 31, 2018 or 2017, and no loans were restructured during 2018 or 2017.
3.	Income Taxes
The components of the net deferred tax assets (liabilities) at December 31, 2018 and 2017, respectively, are as follows:

			2018			2017
			Ordinary	Capital	Total	Ordinary	Capital	Total

(a)	Gross deferred tax assets (DTAs)		$93,669	$1,306	$94,975	$92,041	$1,246	$93,287
(b)	Statutory valuation allowance adjustment		—	—	—	—	—	—

(c)	Adjusted gross deferred tax assets ((a) - (b))		93,669	1,306	94,975	92,041	1,246	93,287
(d)	Deferred tax assets nonadmitted		58,057	—	58,057	52,342	—	52,342

(e)	Subtotal (net deferred tax assets) ((c) - (d))		35,612	1,306	36,918	39,699	1,246	40,945
(f)	Gross deferred tax liabilities (DTLs)		671	3,548	4,219	1,524	10,350	11,874

(g)	Net admitted deferred tax assets ((e) - (f))		$34,941	$(2,242)	$32,699	$38,175	$(9,104)	$29,071

			2018			2017
			Ordinary	Capital	Total	Ordinary	Capital	Total
(a)	Federal income taxes paid in prior years
	recoverable through loss carrybacks		$—	$1,306	$1,306	$—	$1,246	$1,246
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax asset from 2a above) after application of the threshold limitation (the lesser of 2b1 and 2b2 below)		31,393	—	31,393	27,825	—	27,825
	b1.	Adjusted gross deferred tax assets expected to be realized following the balance sheet date	31,393	—	31,393	27,825	—	27,825
	b2.	Adjusted gross deferred tax assets allowed per limitation threshold	XXXXX	XXXXX	92,123	XXXXX	XXXXX	154,602
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2a and 2b above) offset by gross deferred tax liabilities		4,219	—	4,219	11,874	—	11,874
(d)	Deferred tax assets admitted as the result of application of SSAP No. 101 Total (a + b + c)		$35,612	$1,306	$36,918	$39,699	$1,246	$40,945

			2018			2017
(a)	Ratio percentage used to determine recovery period and threshold limitation amount		1,198%			2,043%
(b)	Amount of adjusted capital and surplus used to determine recovery period and threshold limitation in b2 above		$659,203			$1,096,026

25

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2018, 2017 and 2016
(in thousands of dollars)

		2018		2017
		Ordinary	Capital	Ordinary	Capital
Impact of tax planning strategies
(a)	Determination of adj. gross def. tax assets & net admitted def. tax assets by tax character as %
	1. Adj. gross DTAs amount from Note 9A1( c)	$93,669	$1,306	$92,041	$1,246
	2. % of Adj. gross DTAs by tax character attrib. to the impact of tax planning strategies	—%	—%	—%	—%
	3. Net admitted adj. gross DTAs amt from Note 9A1( e)	$35,612	$1,306	$39,699	$1,246
	4. % of Net admitted adj. gross DTAs by tax character admitted because of the impact of tax planning strategies	—%	—%	—%	—%

(b)	Does the Company's tax-planning strategies include the use of reinsurance?	[ ] Yes	[ X] No	[ ] Yes	[ X] No

The components of current income tax expense (benefit) are as follows for the year ended December 31:
	2018	2017	2016
Current Income Tax
Federal	$20,953	$25,097	$28,489
Foreign	—	—	—

Subtotal	20,953	25,097	28,489
Federal income tax on net capital gains	1,801	5,583	1,159
Utilization of capital loss carry-forwards	—	—	—
Other	—	1,081	—

Total	$22,754	$31,761	$29,648
The main components of the net DTAs and DTLs as of December 31 are as follows:
	2018	2017
DTAs
Ordinary
Policyholder reserves	$57,103	$59,177
Deferred acquisition costs	31,043	28,911
Policyholder dividends accrual	2,341	2,081
Compensation and benefits accrual	471	422
Pension accrual	—	—
Receivables - nonadmitted	2,711	1,450

Subtotal	93,669	92,041
Nonadmitted	58,057	52,342

Admitted ordinary deferred tax assets	35,612	39,699

Capital:
Investments	1,306	1,246

Subtotal	1,306	1,246

Admitted capital deferred tax assets	1,306	1,246

Admitted deferred tax assets	36,918	40,945
26

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2018, 2017 and 2016
(in thousands of dollars)

	2018	2017
DTLs
Ordinary
Investments	671	939
Policyholder reserves	—	585

Subtotal	671	1,524

Capital
Investments	3,548	10,350

Subtotal	3,548	10,350
Deferred tax liabilities	4,219	11,874

Net deferred tax assets/liabilities	$32,699	$29,071

The components of the change in net deferred tax as of December 31 are as follows:

	2018	2017	Change

Adjusted gross DTAs	$94,975	$93,287	$1,688
Total DTLs	(4,219)	(11,874)	7,655

Net DTAs (DTLs)	$90,756	$81,413	9,343
Tax effect of unrealized gains (losses)			(7,020)

Change in net deferred tax			$2,323
The actual federal income tax expense (benefit) on operations for 2018, 2017, and 2016 differed from expected tax expense (benefit) as follows:
	2018			2017			2016
		Tax Effect	Effective		Tax Effect	Effective		Tax Effect	Effective
	Amount	at 21%	Tax Rate	Amount	at 35%	Tax Rate	Amount	at 35%	Tax Rate

Income (loss) before taxes and realized gains (losses)	$99,128			$93,173			$82,793
Realized gains (losses)	4,956			13,538			6,110
Income (loss) before taxes (including realized gains (losses))	104,084	$21,858	21.0%	106,711	$37,349	35.0%	88,903	$31,116	35.0%
Dividends received deduction	(1,080)	(227)	(0.2)	(1,009)	(353)	(0.3)	(1,188)	(416)	(0.5)
Meals and entertainment	106	22	—	186	65	0.1	170	60	0.1
Lobbying expenses	9	2	—	9	3	—	10	4	—
IMR amortization	(336)	(71)	(0.1)	(4,573)	(1,601)	(1.5)	(3,086)	(1,080)	(1.2)
Surplus adjustment - gain on reinsurance	—	—	—	—	—	—	(393)	(138)	(0.2)
Nonadmitted assets	(6,002)	(1,261)	(1.2)	570	200	0.2	(109)	(38)	—
Prior year permanent items	—	101	0.2	(266)	(93)	(0.1)	493	173	0.2
Other	—	—	—	(2)	(1)	—	(2)	(1)	—
Pre-1984 Policyholders' Surplus tax	—	—	—	—	1,081	1.0	—	—	—
Tax reform rate change	—	7	—	—	60,920	57.1	—	—	—

Taxable income (loss)	$96,781	$20,431	19.7%	$101,626	$97,570	91.5%	$84,798	$29,679	33.4%

Current income tax expense (benefit)		22,754	21.9%		31,761	29.8%		29,648	33.3%
Change in net deferred tax (excluding change related to unrealized appreciation of investments)		(2,323)	(2.2)		65,809	61.7		31	—

Total statutory income taxes		$20,431	19.7%		$97,570	91.5%		$29,679	33.3%

27

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2018, 2017 and 2016
(in thousands of dollars)

On December 22, 2017, the Tax Cuts and Jobs Act (the Act) was enacted into law. As a result, in 2017 the Company recognized a tax expense of $60,920 related to operations and surplus items excluding unrealized gains and losses. In addition, the Company recognized a tax benefit of $6,644 in surplus related to unrealized gains and losses. In total, the Company recognized a net tax expense impact of $54,276 in 2017 due to the remeasurement of deferred tax assets and liabilities at lower enacted tax rates. The Company has calculated a policyholder reserve transition adjustment to be taken into account over the eight year transition period which would have resulted in a $2,571 increase in admitted deferred tax assets and corresponding equal decrease in nonadmitted deferred tax assets.  The accounting for the income tax effects of the Act has been completed as of the end of the December 22, 2018 measurement period, and for the year ending December 31, 2018.
The following are income tax expenses incurred in the current and prior years that are available for recoupment in the event of future net losses:

Year	Amount
2018	$1,801
2017	5,461
2016	—

On a consolidated basis the following are income tax expenses incurred in the current and prior years that are available for recoupment in the event of future net losses:
Year	Amount
2018	$29,669
2017	5,462
2016	50,685

The guidance for accounting for uncertainty in income taxes prescribes a minimum recognition threshold a tax position is required to meet before being recognized in the financial statements. Interest and penalties on tax uncertainties are classified as a federal tax expense. The total amount of interest accrued was $0 as of December 31, 2018, and 2017. The Company does not expect to have a significant change in unrecognized tax benefits in the next twelve months.
The examinations of the Company’s consolidated federal income tax returns for the years 2014 and prior are closed, and the years 2015 through 2018 remain open under the Internal Revenue Service (IRS) statute of limitations. AFMICSI and its subsidiaries are currently under federal audit for tax year 2015.
4.	Related Party Transactions
In 2018, the Company distributed $500,000 to AmFam, Inc., which in turn made a distribution in the same amount to AFMICSI for purposes of funding AFMICSI's non-contributory qualified pension plan referenced in Note 5.
The Company has issued certain annuities to AFMICSI. The carrying value of all such annuities amounted to approximately $44,635 and $48,063 at December 31, 2018 and 2017, respectively.
As of December 31, 2018 and 2017, the Company reported $4,798 and $1,700, respectively, due from affiliates, and $16,100 and $25,217, respectively, due to affiliates, none of which is income taxes due

28

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2018, 2017 and 2016
(in thousands of dollars)

to or from affiliates. Terms of the settlement require that these amounts be settled within 90 days. These balances arise from the intercompany expense allocations described in Note 1(g).
5.	Employee Benefit Plans
AFMICSI has a non-contributory qualified pension plan (herein referred to as the Plan) covering employees of AFMICSI only. For AFMICSI employees hired before January 1, 2009, and Sales District Leaders hired before January 1, 2010, the benefits are based on years of credited service and highest average compensation (as defined in the Plan). For employees hired on or after January 1, 2009, and Sales District Leaders hired on or after January 1, 2010, benefits are determined under a cash balance formula (as defined in the Plan). The Company's funding policy is to annually contribute an amount equal to the minimum required contribution per IRS rules and regulations, plus additional amounts at the Company's discretion. Benefit restrictions required under the Pension Protection Act of 2006 do not apply in 2018 or 2017 given the funded status of the Plan. Pension expense of approximately $288, $1,256, and $1,296 was allocated to the Company for the years ended December 31, 2018, 2017, and 2016, respectively.
AFMICSI also sponsors a qualified contributory 401(k) plan (the 401(k) Plan) in which employees of AFMICSI are eligible to participate. Employees who choose to participate in the 401(k) Plan contribute between 1% and 30% of eligible base compensation, subject to IRS limitations. AFMICSI is required to make contributions each payroll period to a trust fund. AFMICSI’s contributions are based on a formula with a 100% match on the first 3% of eligible contributions plus 50% on the next 2% of eligible contributions for a maximum annual contribution of 4% of participants' eligible compensation.  The Plan expense allocated to the Company during 2018, 2017, and 2016 amounted to $595, $560, and $516, respectively.
AFMICSI provides certain health care benefits to substantially all AFMICSI employees and contributes toward eligible employees’ postretirement health care using a fixed amount for each year of eligible service. Certain employees may also receive health care benefits upon retirement via conversion of unused sick days earned prior to 2008. In addition, AFMICSI provides most AFMICSI employees with a life insurance benefit, for which the Companies absorb substantially all of the cost. The Companies’ portions of the costs of these programs are unfunded. The Companies sponsor no other significant postretirement benefit plans and use a measurement date of December 31 for valuing pension and other postretirement benefit plans.
A liability of $1,380 and $1,476 was accrued for compensated absences as of December 31, 2018 and 2017, respectively.
6.	Capital and Surplus and Shareholder’s Dividend Restrictions
The apportionment of unassigned surplus between participating policyholders and the shareholder was assigned as follows:
Unassigned surplus held for the benefit of policyholders at December 31, 2018 totaled $0 while unassigned surplus held for the benefit of the shareholder totaled $643,340.
The unassigned surplus held for the benefit of the shareholder as of December 31, 2018 has been contributed to the product lines of the Company as follows: $267,475 to participating products and $6,057 to non-participating products. The remaining unassigned surplus held for the benefit of the shareholder of $369,808 is held in a stockholder surplus account.

29

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2018, 2017 and 2016
(in thousands of dollars)

The portion of unassigned funds (surplus) represented or (reduced) by each item below is as follows:
	2018	2017

Unrealized gains and losses	$13,988	$47,415
Nonadmitted assets	(70,966)	(59,250)
Asset valuation reserves	(37,704)	(57,737)

In 2018, the Company paid a $500,000 dividend to AmFam, Inc. The Company did not pay any ordinary or extraordinary dividends in 2017 or 2016. The Company is generally required to report dividends to the Office of the Commissioner of Insurance of the State of Wisconsin 30 days in advance of payment.
7.	Commitments and Contingencies
The Company is contingently liable for cessions to reinsurers to the extent that any reinsurer might be unable to meet its obligations assumed under the various reinsurance contracts.
The Company is at times involved in lawsuits which are related to operations. In most cases, such lawsuits involve claims under insurance policies and other contracts of the Company. Such lawsuits, either individually or in the aggregate, are not expected to have a material effect on the Company’s statutory financial statements.
The Company is liable for mandatory assessments that are levied by the life & health guaranty fund associations of states in which the Company is licensed. These assessments are to cover losses to policyholders of insolvent or rehabilitated insurance companies. As of December 31, 2018 and 2017, the guaranty fund liability was $1,340 and $1,749, respectively, based on information received from the states in which the Company writes business. The guaranty fund assets related to future premium tax credits were $1,967 and $2,426 as of December 31, 2018 and 2017, respectively.
8.	Separate Accounts
The separate accounts held by the Company relate to VUL and VA which do not contain any guarantee of minimum returns. There were no securities lending transactions in the separate accounts in 2018 or 2017. See Note 1(l) for further information on the Company's separate accounts.
Information regarding the non-guaranteed separate accounts of the Company as of December 31 is as follows:

	2018	2017

Premiums, considerations or deposits	$16,960	$17,831

Reserves
For accounts with assets at fair value	$281,147	$293,966

Total reserves	281,147	293,966

By withdrawal characteristics:
At fair value	281,147	293,966

Total reserves	$281,147	$293,966

30

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2018, 2017 and 2016
(in thousands of dollars)

Reconciliation of Net Transfers to (from) Separate Accounts

Transfers as reported in the statutory statements of operations are as follows for the years ended December 31, 2018, 2017, and 2016:
	2018	2017	2016

Transfers to separate accounts	$16,960	$17,831	$19,174
Transfers from separate accounts	(8,586)	(39,646)	(39,217)
Reinsurance ceded transfers	(8,374)	21,815	20,043

Net transfers to (from) separate accounts	$—	$—	$—

The reinsurance ceded transfers pertain to the VUL and VA reinsurance agreement with KCL, as disclosed in Note 1(i).
9.	Federal Home Loan Bank Agreements
The Company is a member of the FHLBC. The general nature of the FHLBC agreement is to provide a platform which provides AFLIC with the ability to receive advances from the FHLBC as a member of the bank. Any such advances are required to be fully collateralized with member stock and qualified securities. The intended use of the membership is to provide liquidity and other financing to AFLIC in the event it is needed. There were no outstanding balances relating to FHLBC funding advances and there was no collateral pledged as of December 31, 2018 and 2017. The shares in FHLBC stock are considered Class B and are recorded as common stock in the statutory balance sheets.
The following summarizes general account FHLBC capital stock balances as of December 31:

(in thousands of dollars, except share amounts)	2018	2017

Shares outstanding	8,768	9,151

Membership stock - Class B	$877	$915
Excess stock	—	—
Aggregate total - carrying value	877	915
Actual or estimated borrowing capacity	19,290	18,302
Borrowing capacity at December 31, 2018 is calculated as the carrying value of FHLBC stock multiplied by 22, less any outstanding advances.

31

Supplemental Information

Report of Independent Auditors

To the Board of Directors of American Family Life Insurance Company:

We have audited the statutory-basis financial statements of American Family Life Insurance Company as of December 31, 2018 and for the year then ended and our report thereon appears on page 1 of this document.  That audit was conducted for the purpose of forming an opinion on the statutory-basis financial statements taken as a whole. The Supplemental Schedule of Assets and Liabilities, Supplemental Summary Investment Schedule and Supplemental Investment Risk Interrogatories (the “supplemental schedules”) of the Company as of December 31, 2018 and for the year then ended are presented to comply with the National Association of Insurance Commissioners’ Annual Statement Instructions and Accounting Practices and Procedures Manual and for purposes of additional analysis and are not a required part of the statutory-basis financial statements.  The supplemental schedules are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory-basis financial statements.  The supplemental schedules have been subjected to the auditing procedures applied in the audit of the statutory-basis financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the statutory-basis financial statements or to the statutory-basis financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America.  In our opinion, the supplemental schedules are fairly stated, in all material respects, in relation to the statutory-basis financial statements taken as a whole.

/s/ PricewaterhouseCoopers LLP
Chicago, Illinois
March 1, 2019

American Family Life Insurance Company
Supplemental Schedule of Assets and Liabilities
December 31, 2018
(in thousands of dollars)

Investment income earned
Government bonds	$1,808	Common stocks - market value	$68,936
Other bonds (unaffiliated)	167,588	Short-term investments - book value	1,388
Bonds of affiliates	—	Cash on deposit	(9,371)
Common stocks (unaffiliated)	2,182	Cash equivalents	162,123
Mortgage loans	28,830	Life insurance in force
Real estate	—	Ordinary	98,930,145
Premium notes, policy loans and liens	14,125	Credit life	—
Short-term investments	1,769	Group life	1,414,143
Other invested assets	—
Aggregate write-ins for investment	25	Amount of accidental death insurance in
income		force under ordinary policies	747,902

Gross investment income	$216,327	Life insurance policies with disability provisions in force
Mortgage loans - book value		Ordinary	27,027,301
Residential mortgages
Commercial mortgages	640,206	Supplemental contracts in force
		Ordinary - not involving life contingencies
Total mortgages	$640,206	Amount on deposit	19,540
		Income payable	3,209
Mortgage loans - book value
Good standing	640,206	Ordinary - involving life contingencies
Good standing with restructured terms	—	Amount on deposit	12,542
In the process of Foreclosure	—	Income payable	1,412

Total mortgages	$640,206	Annuities
		Ordinary:
Bonds and short-term investments by		Deferred - fully paid account balance	47,012
Maturity - statement value		Deferred - not fully paid account balance	219,999
Due within one year or less	$297,057
Over 1 year through 5 years	1,008,321	Deposit funds and dividend accumulations
Over 5 years through 10 years	1,119,375	Deposit funds - account balance	9,122
Over 10 years through 20 years	406,059	Dividend accumulations - account balance	233,826
Over 20 years	1,015,751
		Claim payments 2018
Total by maturity	$3,846,563	Other coverages that use developmental
		methods to calculate claims reserves
Bonds by class - statement value		2018	—
Class 1	2,079,980	2017	—
Class 2	1,712,471	2016	—
Class 3	37,016	2015	—
Class 4	16,881	2014	—
Class 5	215	2013	—
Class 6	—	Prior	—

Total by class	$3,846,563

Total bonds publicly traded	$3,149,414

Total bonds privately placed	$697,149

See Report of Independent Auditors on Supplementary Information

34

American Family Life Insurance Company
Supplemental Summary Investment Schedule
December 31, 2018
(in thousands of dollars)

Investment Categories					Gross Investment Holdings		Admitted Assets as Reported in the Annual Statement
					1	2	3	4
					Amount	Percent	Amount	Percent
1.	Bonds
	1.1	U.S. treasury securities			$54,254	1.0%	$54,254	1.0%
	1.2	U.S. government agency and corporate obligations (excluding mortgage-backed securities):
		1.21	Issued by U.S. government agencies		3,202	0.1	3,202	0.1
		1.22	Issued by U.S. government sponsored agencies		20,172	0.4	20,172	0.4
	1.3	Foreign government (including Canada, excluding mortgage- backed securities)			9,085	0.2	9,085	0.2
	1.4	Securities issued by states, territories, and possessions and political subdivisions in the U.S.:
		1.41	States, territories and possessions general obligations		37,810	0.8	37,810	0.8
		1.42	Political subdivisions of states, territories and possessions and political subdivisions general obligations		44,308	0.9	44,308	0.9
		1.43	Revenue and assessment obligations		119,513	2.4	119,513	2.4
		1.44	Industrial development and similar obligations		—	0.0	—	0.0
	1.5	Mortgage-backed securities (includes residential and commercial MBS):
		1.51	Pass-through securities:
			1.511	Issued or guaranteed by GNMA	13,662	0.3	13,662	0.3
			1.512	Issued or guaranteed by FNMA and FHLMC	187,451	3.8	187,451	3.8
			1.513	All other	7	0.0	7	0.0
		1.52	CMOs and REMICs:
			1.521	Issued or guaranteed by GNMA, FNMA, FHLMC or VA	70,125	1.4	70,125	1.4
			1.522	Issued by non-U.S. Government issuers and collateralized by mortgage-backed securities issued or guaranteed by agencies shown in line 1.521	—	0.0	—	0.0
			1.523	All other	528,131	10.8	528,131	10.8
2.	Other debt and other fixed income securities (excluding short-term):
	2.1	Unaffiliated domestic securities (includes credit tenant loans rated by the SVO)			2,127,255	43.5	2,127,255	43.5
	2.2	Unaffiliated foreign securities			630,200	12.9	630,200	12.9
	2.3	Affiliated securities			—	0.0	—	0.0
3.	Equity interests:
	3.1	Investments in mutual funds			3,386	0.1	3,386	0.1
	3.2	Preferred stocks:
		3.21	Affiliated		—	0.0	—	0.0
		3.22	Unaffiliated		—	0.0	—	0.0
	3.3	Publicly traded equity securities (excluding preferred stocks):
		3.31	Affiliated		—	0.0	—	0.0
		3.32	Unaffiliated		65,550	1.3	65,550	1.3
	3.4	Other equity securities:
		3.41	Affiliated		—	0.0	—	0.0
		3.42	Unaffiliated		—	0.0	—	0.0
	3.5	Other equity interests including tangible personal property under lease:
		3.51	Affiliated		—	0.0	—	0.0
		3.52	Unaffiliated		—	0.0	—	0.0
4.	Mortgage loans:
	4.1	Construction and land development			—	0.0	—	0.0
	4.2	Agricultural			—	0.0	—	0.0
	4.3	Single family residential properties			—	0.0	—	0.0
	4.4	Multifamily residential properties			—	0.0	—	0.0
	4.5	Commercial loans			640,206	13.1	640,206	13.1
	4.6	Mezzanine real estate loans			—	0.0	—	0.0
5.	Real estate investments:
	5.1	Property occupied by company			—	0.0	—	0.0
	5.2	Property held for production of income (including $0 of property acquired in satisfaction of debt)			—	0.0	—	0.0
	5.3	Property held for sale (including $0 of property acquired in satisfaction of debt)			—	0.0	—	0.0
6.	Contract loans				190,245	3.9	190,245	3.9
7.	Derivatives				—	0.0	—	0.0
8.	Receivables for securities				64	0.0	64	0.0
9.	Securities Lending (Line 10, Asset Page reinvested collateral)				—	0.0	—	0.0
10.	Cash and short-term investments				154,140	3.1	154,140	3.1
11.	Other invested assets				—	0.0	—	0.0
12.	Total invested assets				$4,898,766	100.0%	$4,898,766	100.0%

See Report of Independent Auditors on Supplementary Information
35

American Family Life Insurance Company
Supplemental Investment Risk Interrogatories
December 31, 2018
(in thousands of dollars)

1.	State the reporting entity's total admitted assets as reported on Page 2 of this annual statement.				$4,988,442

2.
State by investment category the 10 largest exposures to a single issuer/borrower/investment, excluding U.S. government,
U.S. government agency securities and those U.S. Government money market funds listed in the Appendix to the SVO
Purposes and Procedures Manual as exempt, property occupied by the reporting entity, and policy loans.

		1	2	3	4
		Issuer	Description of Exposure	Amount	Percentage of Total Admitted Assets

	2.01	Federal National Mortgage Association, Inc.	Bonds, MBS, CMO	$148,871	2.984%
	2.02	Federal Home Loan Mortgage Corporation	Bonds, MBS, CMO	86,796	1.740
	2.03	The Goldman Sachs Group, Inc.	Bonds, Equity	53,602	1.075
	2.04	Citigroup Inc.	Bonds, Equity	48,181	0.966
	2.05	AT&T Inc.	Bonds, Equity	47,279	0.948
	2.06	Verizon Communications Inc.	Bonds, Equity	41,237	0.827
	2.07	Bank of America Corporation	Bonds, Equity	35,588	0.713
	2.08	JPMorgan Chase & Co.	Bonds, Equity	34,712	0.696
	2.09	Morgan Stanley	Bonds, Equity	33,794	0.677
	2.10	CVS Health Corporation	Bonds, Equity	30,942	0.620

3.	State the amounts and percentages of the reporting entity’s total admitted assets held in bonds and preferred stocks by NAIC rating.

			1	2		3	4
		Bonds	Amount	Percent	Preferred Stocks	Amount	Percent

	3.01	NAIC-1	$2,079,980	41.696%	P/RP-1	$—	—%
	3.02	NAIC-2	1,712,471	34.329	P/RP-2	—	—
	3.03	NAIC-3	37,016	0.742	P/RP-3	—	—
	3.04	NAIC-4	16,881	0.338	P/RP-4	—	—
	3.05	NAIC-5	215	0.004	P/RP-5	—	—
	3.06	NAIC-6	—	—	P/RP-6	—	—

4.	Assets held in foreign investments:

	4.01	Are assets held in foreign investments less than 2.5% of the reporting entity’s total admitted assets? Yes [ ] No [ X]
	4.02	Total admitted assets held in foreign investments	$536,133	10.748%
	4.03	Foreign currency-denominated investments	—	—
	4.04	Insurance liabilities denominated in that same foreign currency	—	—

	If response, to 4.01 is yes, responses are not required for Interrogatories 5 - 10.

5.	Aggregate foreign investment exposure by NAIC sovereign rating:		1	2
			Amount	Percent
	List the 10 largest sovereign (i.e. non-governmental) foreign issues:
	5.01	Countries rated NAIC-1	$457,991	9.181%
	5.02	Countries rated NAIC-2	64,484	1.293
	5.03	Countries rated NAIC-3 or below	13,658	0.274

See Report of Independent Auditors on Supplementary Information
36

American Family Life Insurance Company
Supplemental Investment Risk Interrogatories
December 31, 2018
(in thousands of dollars)

6.	Two largest foreign investment exposures to a single country, categorized by NAIC sovereign rating:		1	2
			Amount	Percent
	Countries rated NAIC-1:
	6.01	United Kingdom	$81,796	1.640%
	6.02	Switzerland	52,827	1.059
	Countries rated NAIC-2:
	6.03	Mexico	16,120	0.323
	6.04	India	12,849	0.258
	Countries rated NAIC-3 or below:
	6.05	Barbados	4,214	0.084
	6.06	Brazil	3,676	0.074

			1	2
			Amount	Percent

7.	Aggregate unhedged foreign currency exposure		$—	—%

8.	Aggregate unhedged foreign currency exposure categorized by NAIC sovereign rating:		1	2
			Amount	Percent

	8.01	Countries rated NAIC-1	$—	—%
	8.02	Countries rated NAIC-2	—	—
	8.03	Countries rated NAIC-3 or below	—	—

9.	Two largest unhedged currency exposures to a single country: Countries rated NAIC-1:		1	2
	Countries rated NAIC-1:		Amount	Percent

	9.01		$—	—%
	9.02		—	—
	Countries rated NAIC-2:
	9.03		—	—
	9.04		—	—
	Countries rate NAIC-3 or below:
	9.05		—	—
	9.06		—	—

See Report of Independent Auditors on Supplementary Information
37

American Family Life Insurance Company
Supplemental Investment Risk Interrogatories
December 31, 2018
(in thousands of dollars)

10.	List the 10 largest sovereign (i.e. non-governmental) foreign issues:
		1	2	3	4
		Issuer	NAIC Rating	Amount	Percent

	10.01	Anheuser-Busch InBev Finance Inc.	2FE	$27,056	0.542%
	10.02	Ingersoll-Rand Global Holding Company Limited	2FE	16,483	0.330
	10.03	Bayer US Finance II LLC	2FE	16,444	0.330
	10.04	HSBC Holdings PLC	1FE	15,204	0.305
	10.05	Macquarie Group Limited	1FE	12,000	0.241
	10.06	AXA Equitable Holdings, Inc.	2FE	11,013	0.221
	10.07	Credit Suisse AG	1FE	10,699	0.214
	10.08	Anheuser-Busch InBev Worldwide Inc.	2FE	10,429	0.209
	10.09	Nestle Holdings, Inc.	1FE	10,374	0.208
	10.10	TRITON CONTAINER INTERNATIONAL	2FE	10,000	0.200

11.	State the amount and percentages of the reporting entity's total admitted assets held in Canadian investments and unhedged Canadian currency exposure.

	11.01	Are assets held in Canadian investments less than 2.5% of the reporting entity's total admitted assets? If response to 11.01 is yes, detail not required for the remainder of Interrogatory 11.			Yes [ X] No [ ]
				1	2
		Description		Amount	Percent

	11.02	Total admitted assets held in Canadian investments		$—	—%
	11.03	Canadian currency-denominated investments		—	—
	11.04	Canadian currency-denominated insurance liabilities		—	—
	11.05	Unhedged Canadian currency exposure		—	—

12.
State the aggregate amounts and percentages of the reporting entity's total admitted assets held in investments with contractual sales restrictions (defined as investments having restrictions that prevent investments from being sold within 90 days).

	12.01	Are assets held in investments with contractual sales restrictions less than 2.5% of the reporting entity's total admitted assets?		Yes [ X] No [ ]

		If response to 12.01 is yes, responses are not required for the remainder of Interrogatory 12.

		1		2	3
		Contractual Sales Restrictions		Amount	Percent

	12.02	Aggregate statement value of investments with contractual sales restrictions		$—	—%

		Largest 3 investments with contractual sales restrictions.
	12.03			—	—
	12.04			—	—
	12.05			—	—

See Report of Independent Auditors on Supplementary Information
38

American Family Life Insurance Company
Supplemental Investment Risk Interrogatories
December 31, 2018
(in thousands of dollars)

13.
State the aggregate amounts and percentages of admitted assets held in the largest 10 equity interests (including investments in shares of mutual funds, preferred stocks, publicly traded equity securities, and other equity securities, and excluding money market and bond mutual funds listed in Part Six, Sections 2(f) and (g) of the Purposes and Procedures
Manual of the NAIC Investment Analysis Office as exempt or NAIC 1).

	13.01	Are assets held in equity interests less than 2.5% of the reporting entity's total admitted assets?		Yes [X] No [ ]

If response to 13.01 is yes, responses are not required for the remainder of Interrogatory 13.

		1	2	3
		Name of Issuer	Amount	Percent

	13.02		$—	—%
	13.03		—	—
	13.04		—	—
	13.05		—	—
	13.06		—	—
	13.07		—	—
	13.08		—	—
	13.09		—	—
	13.10		—	—
	13.11		—	—

14.
State the amounts and percentages of the entity's total admitted assets held in nonaffiliated, privately-placed equities
(included in other equity securities) and excluding securities eligible for sale under Securities Exchange Commission (SEC)
Rule 144a or SEC Rule 144 without volume restrictions.

	14.01	Are assets held in nonaffiliated, privately placed equities less than 2.5% of the reporting entity's total admitted assets?		Yes [ X] No [ ]

If response to 14.01 is yes, responses are not required for the remainder of Interrogatory 14.
		1	2	3
		Investment Category	Amount	Percent
	14.02	Aggregate statement value of investments held in nonaffiliated, privately placed equities	$—	—%

Largest 3 investments held in nonaffiliated, privately placed equities:
	14.03		—	—
	14.04		—	—
	14.05		—	—

See Report of Independent Auditors on Supplementary Information
39

American Family Life Insurance Company
Supplemental Investment Risk Interrogatories
December 31, 2018
(in thousands of dollars)

15.	State the aggregate amounts and percentages of the entity's total admitted assets held in general partnership interests (included in other equity securities).

	15.01	Are assets held in general partnership interest less than 2.5% of the reporting entity's total admitted assets?	Yes [ X] No [ ]

		If response to 15.01 is yes, responses are not required for the remainder of Interrogatory 15.
		1	2	3
		Type (Residential, Commercial, Agricultural)	Amount	Percent

	15.02	Aggregate statement value of investments held in general partnership interests	$—	—%

		Largest 3 investments in general partnership interests:
	15.03		—	—
	15.04		—	—
	15.05		—	—

16.	Amounts and percentages of the reporting entity's total admitted assets held in mortgage loans:

	16.01	Are mortgage loans reported in Schedule B less than 2.5% of the reporting entity's total admitted assets?	Yes [ ] No [ X]

		If response to 16.01 above is yes, responses are not required for the remainder of Interrogatory 16 and Interrogatory 17.
		1	2	3
		Type (Residential, Commercial, Agricultural)	Amount	Percent

	16.02	Commercial Mortgage 687	$9,975	0.200%
	16.03	Commercial Mortgage 689	8,989	0.180
	16.04	Commercial Mortgage 556	8,284	0.166
	16.05	Commercial Mortgage 567	8,278	0.166
	16.06	Commercial Mortgage 508	7,740	0.155
	16.07	Commercial Mortgage 685	7,551	0.151
	16.08	Commercial Mortgage 497	7,377	0.148
	16.09	Commercial Mortgage 611	7,311	0.147
	16.10	Commercial Mortgage 407	7,288	0.146
	16.11	Commercial Mortgage 535	7,233	0.145

		1	2	3
		Description	Amount	Percent

	16.12	Construction loans	$—	—%
	16.13	Mortgage loans over 90 days past-due	—	—
	16.14	Mortgage loans in the process of foreclosure	—	—
	16.15	Mortgage loans foreclosed	—	—
	16.16	Restructured mortgage loans	—	—

See Report of Independent Auditors on Supplementary Information
40

American Family Life Insurance Company
Supplemental Investment Risk Interrogatories
December 31, 2018
(in thousands of dollars)

17.	Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

			Residential		Commercial		Agricultural
			1	2	3	4	5	6
		Loan-to-Value	Amount	Percent	Amount	Percent	Amount	Percent

	17.01	Above 95%	$—	—%	$—	—%	$—	—%
	17.02	91% to 95%	—	—	—	—	—	—
	17.03	81% to 90%	—	—	—	—	—	—
	17.04	71% to 80%	—	—	—	—	—	—
	17.05	Below 70%	—	—	640,206	12.834	—	—

18.	Amounts and percents of the reporting entity's total admitted assets held in each of the five largest investments in real estate:

	18.01	Are assets held in real estate reported in less than 2.5% of the reporting entity's total admitted assets?			Yes [ X] No [ ]

If response to 18.01 above is yes, responses are not required for the remainder of Interrogatory 18.

		1	2	3
		Description	Amount	Percent

Assets held in the 5 Largest Real Estate Holdings:
	18.02		$—	—%
	18.03		—	—
	18.04		—	—
	18.05		—	—
	18.06		—	—

19.	Report aggregate amounts and percentages of the reporting entity's total admitted assets held in investments held in mezzanine real estate loans:

	19.01	Are assets held in investments held in mezzanine real estate loans less than 2.5% of the reporting entity's total admitted assets?			Yes [ X] No [ ]

If response to 19.01 above is yes, responses are not required for the remainder of Interrogatory 19.

List the 10 largest sovereign (i.e. non-governmental) foreign issues:
		1	2	3
		Description	Amount	Percent

	19.02	Aggregate statement value of investments held in mezzanine loans	$—	—%

Largest three investments held in mezzanine real estate loans:
	19.03		—	—
	19.04		—	—
	19.05		—	—

See Report of Independent Auditors on Supplementary Information
41

American Family Life Insurance Company
Supplemental Investment Risk Interrogatories
December 31, 2018
(in thousands of dollars)

20.	Amounts and percentages of the reporting entity's total admitted assets subject to the following types of agreements:

			At Year End		At End of Each Quarter

			Amount	Percent	1st Qtr.	2nd Qtr.	3rd Qtr.
		Description	1	2	3	4	5
	20.01	Securities lending agreements (do not include assets held as collateral for such transactions)	$—	—%	$—	$—	$—
	20.02	Repurchase agreements	—	—	—	—	—
	20.03	Reverse repurchase agreements	—	—	—	—	—
	20.04	Dollar repurchase agreements	—	—	—	—	—
	20.05	Dollar reverse repurchase agreements	—	—	—	—	—

21.	Amounts and percentages of the reporting entity's total admitted assets for warrants not attached to other financial instruments, options, caps, and floors:
				Owned		Written
				Amount	Percent	Amount	Percent
				1	2	3	4

	21.01	Hedging		$—	—%	$—	—%
	21.02	Income generation		—	—	—	—
	21.03	Other		—	—	—	—

22.	Amounts and percentages of the reporting entity's total admitted assets of potential exposure for collars, swaps, and forwards:
			At Year End		At End of Each Quarter
			Amount	Percent	1st Qtr.	2nd Qtr.	3rd Qtr.
			1	2	3	4	5

	22.01	Hedging	$—	—%	$—	$—	$—
	22.02	Income generation	—	—	—	—	—
	22.03	Replications	—	—	—	—	—
	22.04	Other	—	—	—	—	—

23.	Amounts and percentages of the reporting entity's total admitted assets of potential exposure for futures contracts:

			At Year End		At End of Each Quarter
			Amount	Percent	1st Qtr.	2nd Qtr.	3rd Qtr.
			1	2	3	4	5

	23.01	Hedging	$—	—%	$—	$—	$—
	23.02	Income generation	—	—	—	—	—
	23.03	Replications	—	—	—	—	—
	23.04	Other	—	—	—	—	—

See Report of Independent Auditors on Supplementary Information
42

PART C
OTHER INFORMATION
Item 26.	Exhibits
a)	Resolution of the Board of Directors of American Family Life Insurance Company authorizing establishment of the American Family Variable Account I. (1)
b)	Custodian Agreements. Not Applicable
c)	Underwriting Contracts.
1)	Underwriting Agreement between American Family Life Insurance Company and American Family Securities, LLC (2)
2)	Sales Representative Agent Agreement (Including Compensation Schedule) (2)
3)	Underwriting Agreement between American Family Life Insurance Company and Sunset Financial Services, Inc. (6)
d)	Contracts.
1)	Variable Universal Life Insurance Policy (1)
2)	Accelerated Death Benefit Rider (L-ACDB (VUL)) (1)
3)	Accidental Death Benefit Rider (L-ACD (VUL)) (1)
4)	Additional Insured Rider (L-AI-I (VUL)) (1)
5)	Children’s Insurance Rider (L-CI-1 (VUL)) (1)
6)	Guaranteed Minimum Death Benefit Rider (1)
7)	Guaranteed Insurability Benefit Rider (L-GPO (VUL)) (1)
8)	Waiver of Monthly Deductions Benefit for Primary Insured (L-WMD (VUL)) (1)
9)	Waiver of Specified Premium Rider for the Primary Insured (L-WSP (VUL)) (1)
e)	Form of Application. (1)
f)	Depositor’s Certificate of Incorporation and By-Laws.
1)	Articles of Amendment to the Articles of Incorporation of American Family Life Insurance Company (1)
2)	By-Laws of American Family Life Insurance Company (1)
g)	Reinsurance Agreements.
1)	Indemnity Reinsurance Agreement between American Family Life Insurance Company and Kansas City Life Insurance Company (6)
2)	Indemnity Reinsurance Agreement between Kansas City Life Insurance Company and Swiss Re Life & Health America Inc. (7)
h)	Participation Agreements.
1)
Form of Participation Agreement among Fidelity® Variable Insurance Products Fund, Fidelity® Variable Insurance Products Fund II, Fidelity® Variable Insurance Products Fund III, Fidelity Distributors Corporation and American Family Life Insurance Company (2)

2)	Form of Amendment to Participation Agreement among Vanguard® Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and American Family Life Insurance Company (3)
3)	Form of Second Amendment to Participation Agreement among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and American Family Life Insurance Company (4)
4)	Form of Participation Agreement among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and American Family Life Insurance Company (6)
i)	Administrative Contracts.
1)	Transition Services Agreement between American Family Life Insurance Company and Kansas City Life Insurance Company (6)
2)	Form of Administrative Services Agreement between American Family Life Insurance Company and Kansas City Life Insurance Company (6)
j)	Other Material Contracts. Form of Rule 22c-2 Shareholder Information Agreement Related to Variable Products between Fidelity Distributors Corporation and American Family Life Insurance Company. (3)

k)	Legal Opinion.
1)	Opinion of Jacqueline L. Wheeler, Esq. (9)
2)	Consent of Jacqueline L. Wheeler, Esq. (9)
l)	Actuarial Opinion. Not Applicable
m)	Calculation. Not Applicable
n)	Other Opinions.
1)	Consent of Eversheds Sutherland (US) LLP (9)
2)	Consent of Independent Registered Public Accounting Firm (9)
3)	Consent of Matthew Dolliver (9)
o)	Omitted Financial Statements. Not Applicable
p)	Initial Capital Agreements. Not Applicable
q)	Description of Issuance, Transfer, and Redemption Procedures (Series I). (5)
r)	Powers of Attorney. (8)

(1)	Incorporated herein by reference to Form S-6 Registration (File No. 333-44956) filed August 31, 2000.
(2)	Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 (File No. 333-44956) filed March 8, 2001.
(3)	Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N-6 (File No. 333-44956) filed April 27, 2007.
(4)	Incorporated herein by reference to Post-Effective Amendment No. 10 to the Registration Statement on Form N-6 (File No. 333-44956) filed April 25, 2008.
(5)	Incorporated herein by reference to Post-Effective Amendment No. 15 to the Registration Statement on Form N-6 (File No. 333-44956) filed April 27, 2012.
(6)	Incorporated herein by reference to Post-Effective Amendment No. 18 to the Registration Statement on Form N-6 (File No. 333-44956) filed October 25, 2013.
(7)	Incorporated herein by reference to Post-Effective Amendment No. 24 to the Registration Statement on Form N-6 (File No. 333-44956) filed on April 13, 2018.
(8)	Incorporated herein by reference to Post-Effective Amendment No. 24 to the Registration Statement on Form N-4 (File No. 333-45592) filed on April 12, 2019.
(9)	Filed herein.

Item 27.	Directors and Officers of the Depositor

Name and Principal Business Address*	Position and Office with Depositor
Richard M. Steffen	Director, President
David C. Holman	Director, Secretary, Chief Strategy Officer
Daniel J. Kelly	Director, Chief Financial Officer, Treasurer
Gerry W. Benusa	Director
William B. Westrate	Director, Chairman of the Board
Jessica J. Stauffacher	Director
Troy P. Van Beek	Vice President, Controller, Assistant Treasurer
Ann F. Wenzel	Assistant Secretary
May D. Vang	Assistant Secretary

*	The principal business address for each officer and director is 6000 American Parkway, Madison, Wisconsin 53783-0001.
Item 28.	Persons Controlled by or Under Common Control With the Depositor or Registrant

NAME	JURISDICTION	PERCENT OF VOTING SECURITIES OWNED
American Family Mutual Insurance Company	WI	Mutual Company
AmFam, Inc.	WI	Ownership of all voting securities by American Family Mutual Insurance Company
American Family Brokerage, Inc.	WI	Ownership of all voting securities by American Family Mutual Insurance Company
American Family Life Insurance Company	WI	Ownership of all voting securities by AmFam, Inc.
American Standard Insurance Company of WI	WI	Ownership of all voting securities by AmFam, Inc.
American Family Financial Services, Inc.	WI	Ownership of all voting securities by AmFam, Inc.
American Family Insurance Company	WI	Ownership of all voting securities by AmFam, Inc.
American Standard Insurance Company of OH	WI	Ownership of all voting securities by AmFam, Inc.
The AssureStart Insurance Agency, LLC	WI	Controlled by American Family Mutual Insurance Company through the ownership of member interests
New Ventures, LLC	WI	Controlled by AmFam, Inc. through the ownership of member interests
Midvale Indemnity Company	IL	Ownership of all voting securities by AmFam, Inc.
PGC Holdings Corp.	DE	Ownership of all voting securities by AmFam, Inc.
Permanent General Assurance Corp. of OH	OH	Ownership of all voting securities by PGC Holdings Corp.
Permanent General Companies, Inc.	TN	Ownership of all voting securities by PGC Holdings Corp.
PGC Holdings Corp. Statutory Trust I	DE	Ownership of all beneficial interests by PGC Holdings Corp.
PGC Holdings Corp. Statutory Trust II	DE	Ownership of all beneficial interests by PGC Holdings Corp.

NAME	JURISDICTION	PERCENT OF VOTING SECURITIES OWNED
The General Automobile Insurance Company, Inc.	OH	Ownership of all voting securities by Permanent General Assurance Corp. of OH
Permanent General Assurance Corporation	OH	Ownership of all voting securities by Permanent General Companies, Inc.
PGA Service Corporation	TN	Ownership of all voting securities by Permanent General Assurance Corporation
The General Automotive Insurance Services of Texas, Inc.	TX	Ownership of all voting securities by PGA Service Corp.
The General Automotive Insurance Services of Ohio, Inc.	OH	Ownership of all voting securities by PGA Service Corp.
The General Automotive Insurance Services of Georgia, Inc.	GA	Ownership of all voting securities by PGA Service Corp.
The General Automotive Insurance Services, Inc.	CA	Ownership of all voting securities by PGA Service Corp.
The General Automotive Insurance Services of Louisiana, Inc.	LA	Ownership of all voting securities by PGA Service Corp.
Homesite Group Incorporated	DE	Ownership of all voting securities by AmFam, Inc.
Homesite Securities Company LLC	DE	Controlled by Homesite Group Incorporated through the ownership of member interests
Homesite Insurance Company of the Midwest	WI	Ownership of all voting securities by Homesite Securities Company LLC
Homesite Insurance Company	WI	Ownership of all voting securities by Homesite Securities Company LLC
Homesite Indemnity Company	WI	Ownership of all voting securities by Homesite Group Incorporated
Homesite Insurance Company of California	CA	Ownership of all voting securities by Homesite Securities Company LLC
Homesite Insurance Company of New York	NY	Ownership of all voting securities by Homesite Securities Company LLC
Homesite Insurance Company of Georgia	GA	Ownership of all voting securities by Homesite Securities Company LLC
Homesite Insurance Company of Illinois	IL	Ownership of all voting securities by Homesite Securities Company LLC
Homesite Insurance Company of Florida	IL	Ownership of all voting securities by Homesite Securities Company LLC
Homesite Lloyds’s of Texas	TX	Ownership of all voting securities by Texas-South of Homesite, Inc.
Homesite Insurance Agency, Inc.	MA	Ownership of all voting securities by Homesite Securities Company LLC
Texas-South of Homesite, Inc.	TX	Ownership of all voting securities by Homesite Securities Company LLC
Homesite General Agent LLC	DE	Controlled by Homesite Group Incorporated through the ownership of member interests
Midvale Life Insurance Company of New York	NY	Ownership of all voting securities by AmFam, Inc.

Item 29.	Indemnification
(a)	The By-Laws of American Family Life Insurance Company (as amended November 1, 1998) provide, in part in Article VII, as follows:
ARTICLE VII
INDEMNIFICATION OF DIRECTORS, OFFICERS, AND OTHER PERSONS
To the extent permitted by law, the Corporation shall indemnify each Director and Officer of the Corporation, and his heirs, executors and administrators against all expenses and liability reasonably incurred by him in connection with or arising out of any action, suit or proceeding in which he may be involved by reason of his being or having been a Director or Officer of the Corporation, whether or not he continues to be a Director or Officer at the time of incurring such expenses and liabilities; such expenses and liabilities to include, but not limited to judgments, court costs, and attorneys’ fees and the cost of settlements. The Corporation shall not, however, indemnify such Director or Officer with respect to matters as to which he shall be finally adjudged in any such action, suit, or proceeding to have been liable for willful misconduct in the performance of his duties as such Director or Officer. In the event a settlement or compromise is effected, indemnification may be had only if the Board of Directors shall have been furnished with an opinion of counsel for the Corporation to the effect that such settlement or compromise is in the best interests of the Corporation and that such Director or Officer is not liable for willful misconduct in the performance of his duties with respect to such matters, and, if the Board shall have adopted a resolution approving such settlement or compromise. The foregoing right of indemnification shall not be exclusive of other rights to which any Director or Officer may be entitled as a matter of law.
Insofar as indemnification or liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the registrant pursuant to the foregoing provision, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that any claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer, or controlling person of the registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
(b)
Section 8 of the Distribution Agreement between American Family Life Insurance Company (“AFLIC”) and Sunset Financial Services, Inc. (“Distributor”) entered into on October 9, 2013, provides substantially as follows:

8.	Indemnification
a.
By AFLIC. AFLIC shall indemnify and hold harmless Distributor and any officer, director, or employee of Distributor against any and all losses, claims, damages or liabilities, joint or several (including any investigative, legal and other expenses reasonably incurred in connection with, and any amounts paid in settlement of, any action, suit or proceeding or any claim asserted), to which Distributor and/or any such person may become subject, under any statute or regulation, any FINRA rule or interpretation, at common law or otherwise, insofar as such losses, claims, damages, or liabilities:

(1)
arise out of or are based upon any untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances in which they were made, contained in any Registration Statement or in any Prospectus; provided that AFLIC shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon, an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon information furnished in writing to AFLIC by Distributor specifically for use in the preparation of any such Registration Statement or any amendment thereof or supplement thereto;

(2)	result from any breach by AFLIC of any provision of this Agreement.
This indemnification shall be in addition to any liability that AFLIC may otherwise have; provided, however, that no person shall be entitled to indemnification pursuant to this provision if such loss, claim, damage or liability is due to the willful misfeasance, bad faith, gross negligence or reckless disregard of duty by the person seeking indemnification.

b.
By Distributor. Distributor shall indemnify and hold harmless AFLIC and any officer, director, or employee of AFLIC against any and all losses, claims, damages or liabilities, joint or several (including any investigative, legal and other expenses reasonably incurred in connection with, and any amounts paid in settlement of, any action, suit or proceeding or any claim asserted), to which AFLIC and/or any such person may become subject under any statute or regulation, any FINRA rule or interpretation, at common law or otherwise, insofar as such losses, claims, damages or liabilities:

(1)
arise out of or are based upon any untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, in light of the circumstances in which they were made, contained in any Registration Statement or in any Prospectus; in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon information furnished in writing by Distributor to AFLIC specifically for use in the preparation of any such Registration Statement or any amendment thereof or supplement thereto;

(2)	result from any breach by Distributor of any provision of this Agreement.
This indemnification shall be in addition to any liability that Distributor may otherwise have; provided, however, that no person shall be entitled to indemnification pursuant to this provision if such loss, claim, damage or liability is due to the willful misfeasance, bad faith, gross negligence or reckless disregard of duty by the person seeking indemnification.
c.
General. Promptly after receipt by a party entitled to indemnification (“indemnified person”) under this Section 8 of notice of the commencement of any action as to which a claim will be made against any person obligated to provide indemnification under this Section 8 (“indemnifying party”), such indemnified person shall notify the indemnifying party in writing of the commencement thereof as soon as practicable thereafter, but failure to so notify the indemnifying party shall not relieve the indemnifying party from any liability which it may have to the indemnified person otherwise than on account of this Section 8. The indemnifying party will be entitled to participate in the defense of the indemnified person but such participation will not relieve such indemnifying party of the obligation to reimburse the indemnified person for reasonable legal and other expenses incurred by such indemnified person in defending himself or itself.

d.
Duration. The indemnification provisions contained in this Section 8 shall remain operative in full force and effect, regardless of any termination of this Agreement. A successor by law of Distributor or AFLIC, as the case may be, shall be entitled to the benefits of the indemnification provisions contained in this Section 8.

Item 30.	Principal Underwriter
(a)
Other Activity. Until January 18, 2014, American Family Securities, LLC acted as the registrant’s principal underwriter, and the principal underwriter for American Family Variable Account II. Beginning on January 18, 2014, Sunset Financial Services, Inc. became the registrant’s principal underwriter and the principal underwriter for American Family Variable Account II.

(b)	Management. The following information is furnished with respect to the officers and directors of Sunset Financial Services, Inc.:
Name and Principal Business Address*	Positions and Offices with Sunset Financial Services, Inc.
R. Philip Bixby	Director, Chairman of the Board
Walter E. Bixby	Director
Janice L. Brandt	Vice President, Chief Compliance Officer
Susanna J. Denney	Vice President
Donald E. Krebs	Director
David A. Laird	Treasurer
A. Craig Mason Jr.	Director, Secretary
Mark A. Milton	Director
Kristen Peil	Assistant Vice President
Kelly T. Ullom	Director, President
Philip A. Williams	Director

*	The principal business address of all of the persons listed above is P.O. Box 219365, Kansas City, Missouri, 64121-9365.
(c)
Compensation From the Registrant. The following commissions and other compensation were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant’s last fiscal year:

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Other Compensation
Sunset Financial Services, Inc.	$0	None	N/A	N/A
Item 31.	Location of Accounts and Records
All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940, as amended, and rules thereunder, are maintained by American Family Life Insurance Company at 6000 American Parkway, Madison, Wisconsin 53783-0001 and at 3520 Broadway Avenue, Kansas City, Missouri 64111-2565.
Item 32.	Management Services
All management contracts are discussed in Part A or Part B.
Item 33.	Fee Representation
American Family Life Insurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by American Family Life Insurance Company.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, American Family Variable Account I and American Family Life Insurance Company certify that they meet all of the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and have duly caused this post-effective amendment to the registration statement to be signed on their behalf by the undersigned, thereunto duly authorized in the City of Madison and State of Wisconsin, on April 12, 2019.

AMERICAN FAMILY VARIABLE ACCOUNT I (REGISTRANT)

		By:	*
Richard M. Steffen
President American Family Life Insurance Company

AMERICAN FAMILY LIFE INSURANCE COMPANY (DEPOSITOR)

		By:	*
Richard M. Steffen President

*By:	/s/ Jacqueline L. Wheeler		As Attorney-in-Fact pursuant to Power of Attorney
Jacqueline L. Wheeler

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the registration statement has been signed below by the following persons in the capacities indicated on April 12, 2019.

	Signatures	Title
*
Director, President
	RICHARD M. STEFFEN	(Principal Executive Officer)

*
Director, Chief Financial Officer, Treasurer
	DANIEL J. KELLY	(Principal Financial Officer)

*
Vice President, Controller, Assistant Treasurer
	TROY P. VAN BEEK	(Principal Accounting Officer)

*
Director, Secretary, Chief Strategy Officer
DAVID C. HOLMAN

*
Director
GERRY W. BENUSA

*
Director, Chairman of the Board
WILLIAM B. WESTRATE

*
Director
JESSICA J. STAUFFACHER

*By:	/s/ JACQUELINE L. WHEELER	As Attorney-in-Fact pursuant to Power of Attorney
JACQUELINE L. WHEELER

EXHIBIT INDEX
k)	Legal Opinions
1)	Opinion of Jacqueline L. Wheeler, Esq.
2)	Consent of Jacqueline L. Wheeler, Esq.
n)	Other Opinions
1)	Consent of Eversheds Sutherland (US) LLP
2)	Consent of Independent Registered Public Accounting Firm
3)	Consent of Matthew Dolliver